UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-06136

HOMESTEAD FUNDS, INC.

(Exact name of registrant as specified in charter)

4301 Wilson Boulevard

Arlington, VA 22203

(Address of principal executive office – Zip code)

Kelly Whetstone, Esq.

Homestead Funds, Inc.

4301 Wilson Boulevard

Arlington, VA 22203

(Name and address of agent for service)

Copies to:

Bibb L. Strench, Esq.

Seward & Kissel LLP

901 K Street, NW

Washington, DC 20001

(Name and addresses of agent for service)

Registrant’s telephone number, including area code:  (703) 907-5953

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2015

Item 1. Reports to Stockholders.

Semi-Annual Report

June 30, 2015

Our Funds

Daily Income Fund (HDIXX)

Short-Term Government Securities Fund (HOSGX)

Short-Term Bond Fund (HOSBX)

Stock Index Fund (HSTIX)

Value Fund (HOVLX)

Growth Fund (HNASX)

Small-Company Stock Fund (HSCSX)

International Value Fund (HISIX)

The investment commentaries on the following pages were prepared for each fund by its portfolio manager(s). The views expressed are those of the portfolio manager(s) for each fund as of June 30, 2015; since that date, those views might have changed. The opinions stated might contain forward-looking statements and discuss the impact of domestic and foreign markets, industry and economic trends, and governmental regulations on the funds and their holdings. Such statements are subject to uncertainty, and the impact on the funds might be materially different from what is described here.

Past performance does not guarantee future results.

Investments in fixed-income funds are subject to interest rate, credit and inflation risk. Equity funds, in general, are subject to style risk, the chance that returns on stocks within the style category in which the fund invests will trail returns of stocks representing other style categories or the market overall.

Homestead Funds

2015 Semi-Annual Report

August 19, 2015

Dear Shareholders:

As Homestead Funds approaches the anniversary of its 25th year in business, I want to say how pleased I am to be part of an organization helping to fulfill NRECA’s mission of service to the cooperative community. The vision that inspired the launch of the fund company—to deliver top-notch and affordable money management services to the employees of NRECA member systems and their families—is a core focus of our business objectives and strategic planning decisions today.

Since joining the firm in January of this year, I have had the opportunity to hear from a number of our customers and get a better sense of their needs and what we can do to align our business to best meet them. Company management has also engaged with your board of directors on a number of changes that we believe to be in the best interests of shareholders.

Following management’s recommendation, Homestead Funds’ board of directors recently approved a change to the Daily Income Fund that was described in a supplement to the prospectus. As explained, on or before October 14, 2016, the fund will become a government money market fund and assets will be invested almost entirely in government securities, rather than a mix of government securities, commercial paper and short-term corporate securities, as is the case now.

This transition means that we will not have to impose the liquidity fees or redemption gates that were part of the Securities and Exchange Commission’s new rules governing money market funds. Further, we can preserve the fund’s stable net asset value. The Daily Income Fund is now and will continue to be managed to maintain a constant $1.00 share price. Shareholders with check-writing privileges will continue be able to redeem shares by check.

The board of directors, also based on a recommendation from company management, voted to terminate the contract of the sub-advisor to the International Value Fund. RE Advisers and the board of directors regularly review sub-advisory contracts, evaluating performance, fees and services. Management and the board believe shareholder interests are best served by the change and are actively engaged in the search for a new sub-advisor.

Both of these changes are described in more detail in the prospectus, which is available on the Homestead Funds’ website.

As we chart a course for the company’s next quarter century of growth, RE Advisers will continue to focus on stewardship, working with your board of directors to provide attractive investment options that seek to deliver competitive long-term performance for a prudent level of risk and at a reasonable cost.

I hope you will take a few minutes to read how your portfolio managers directed fund assets in the first half of 2015, the performance results and their outlook for the coming months.

Sincerely,

Stephen Kaszynski, CFA

Director, President and CEO

Homestead Funds and RE Advisers

Stephen Kaszynski, CFA

Director, President and CEO

An investment in the Daily Income Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. While this fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this fund.

Daily Income Fund

Performance Evaluation  |  Prepared by the Fund’s Investment Advisor, RE Advisers Corporation

Fund Performance

The Daily Income Fund earned a total return of 0.01 percent for the first half of 2015. The seven-day current annualized yield was 0.01 percent on June 30, 2015, unchanged from the end of 2014. Interest income for the fund is netted against operating expenses. With interest income at historic lows, RE Advisers continues to waive fees and/or reimburse expenses to assist the fund in maintaining a positive yield. As long as the Federal Reserve (the Fed) continues to maintain a federal funds rate close to zero, the Daily Income Fund will continue to earn very little interest income, which is the only component of return in a money market fund.

Market Conditions

The U.S. economy regained its footing in the later part of the first half of 2015 and looks to be on more solid ground as we enter the second half of the year. An unusually tough winter for much of the country was said to be the major cause for an unexpected decline in gross domestic product (GDP) of 0.2 percent in the first quarter of 2015. However, as was the case with 2014, a negative GDP in the first quarter was then followed by a second quarter of much greater strength. At this time, the general consensus among economists is that GDP rose at an annual rate of 2.8 percent in the second quarter of 2015.

The Fed, under the leadership of Chairwoman Janet Yellen, continued its policy of maintaining historically low short-term interest rates—a policy that was initially established in December 2008. The Fed’s policy is designed to accomplish its dual mandate of fostering maximum employment and price stability. The Federal Open Market Committee (FOMC, the Fed’s policy making body) has not revised its target for the federal funds rate—still set at 0.00 percent to 0.25 percent—since this policy was established.

An analysis of the data by the Fed suggests a moderately expanding economy, improved labor market, growth in household spending and a stronger housing sector. However, business fixed investment and net exports remained relatively soft. In addition, inflation remained below the FOMC’s long-term objective of 2 percent. This partly reflects earlier declines in energy prices and decreasing prices of non-energy imports. Therefore, with an official unemployment rate under 6 percent, an economy growing between 2 percent and 4 percent, improved labor markets (where weekly initial jobless claims remained under 300,000) and an improving housing sector, a rise in interest rates to more normalized levels should be expected this year. As far as timing, Fed policy makers have said repeatedly that they will be both patient and data driven in their efforts to normalize monetary policy.

Investment Advisor: RE Advisers

Marc Johnston, CFP, ChFC, CAIA Money Market Portfolio Manager BA, General Arts, Villanova University; MBA, Northeastern University

Outlook

Barring any unusual events that interrupt economic growth or roil global political stability, 2015 may be the year in which the Fed finally thinks conditions are right to support a normalization of interest rates. In such an environment, short-term, risk-free rates should approximate the rate of inflation, and longer term rates should reflect a term premium.

In closing, we’d like to remind shareholders about some recently announced fund changes. On June 17, 2015, in response to the Securities and Exchange Commission’s adoption of the final amendments to Rule 2a-7 of the Investment Company Act of 1940, which governs money market funds, Homestead Funds’ board of directors, after carefully reviewing the money market funds options available, unanimously approved the conversion of the Daily Income Fund to a government money market fund. Accordingly, the fund, on or before October 14, 2016, will change its principal investment strategy to invest at least 99.5% of its total assets in U.S. government securities, repurchase agreements fully collateralized by U.S. government securities and cash.

The Rule also requires that the board of directors consider whether the imposition of liquidity fees on redemptions and/or redemption gates (fees and gates) in the event the fund’s liquid weekly assets were to fall below a designated threshold are in the best interest of the fund. Liquidity fees and redemption gates are optional for government money market funds. The board determined that fees and gates were not in the best interest of the fund, and as such, no fees and gates will be applied to the fund.

The fund’s name and fundamental investment objective of earning current income and maintaining a stable net asset value of $1.00 per share will not change.

2	Performance Evaluation

Daily Income Fund

Average Annual Total Returns (periods ended 06/30/15)

	1 YR %	5 YR %	10 YR %
Daily Income Fund	0.01	0.01	1.28

Yield
Annualized 7-day current yield quoted 06/30/15	0.01%

Security Diversification

	% of Total Investments
	as of 12/31/14	as of 06/30/15
Commercial paper	71.7	62.7
U.S. Government obligations	17.8	20.5
Corporate bonds	0.9	7.0
Short-term and other assets	9.6	9.8
Total	100.0%	100.0%

Maturity

	as of 12/31/14	as of 06/30/15
Average Weighted Maturity	42 days	50 days

The returns quoted in the above table represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment may be worth more or less than its original cost. An investment in the Daily Income Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. While the Daily Income Fund seeks to maintain a constant $1.00 per share price, it is possible to lose money investing in the fund. The Daily Income Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do no reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

Performance Evaluation	3

Short-Term Government Securities

and Short-Term Bond Funds

Performance Evaluation  |  Prepared by the Funds’ Investment Advisor, RE Advisers Corporation

Fund Performance

The Short-Term Government Securities Fund had a total return of 0.68 percent for the first half of 2015, trailing its benchmark’s return of 0.94 percent. While all of the fund’s sectors generated positive returns, the corporate sector was the standout performer as the various financing issues guaranteed by the Export-Import Bank benefitted from a relatively stable yield curve and robust demand for higher yielding government guaranteed paper. The U.S. government and agency obligations sector also benefitted from the same factors. The fund’s cash position was the largest relative drag on performance.

Positions were added in the corporate sector, utilizing FDIC-guaranteed certificates of deposit and Export-Import Bank guaranteed issues. We also added to positions in the government and agency sector using U.S. Treasuries and issuance from the U.S. Department of Housing and Urban Development. There were no additional investments into the mortgage-backed, asset-backed or municipal sectors.

The Short-Term Bond Fund had a total of return of 0.31 percent for the first half of 2015, trailing its benchmark’s return of 1.01 percent. While all but one of the fund’s sectors generated positive returns, the U.S. government and agency sector was the standout performer. The municipal sector was an drag on performance as debt obligations of the Puerto Rico Sales Tax Financing Corporation accounted for nearly two-thirds of the sector underperformance (see note below).

Positions were added in all sectors with the exception of mortgages. In general, yield spreads widened modestly during the period.

A Note about the Fund’s Puerto Rico Holdings: With the exception of the sales tax bonds, 100 percent of the remaining Puerto Rico positions are insured by strongly capitalized financial entities, with ratings recently affirmed by Standard & Poor’s of at least AA-. At the July 13, 2015 bondholder meeting hosted by the Puerto Rico Government Development Bank, it was made clear in the Q&A that not all Puerto Rico debt obligations are “unpayable”. The sales tax bonds are special revenue bonds that are serviced by a pledged percentage of the Commonwealth’s sales tax receipts, with a collection mechanism that segregates those monies from the General Fund. There is a non-impairment covenant by the Commonwealth and multiple legal opinions that the pledged sales tax revenues are not available to its General Fund.

Market Conditions

As we entered 2015, market participants’ discussions continued to revolve around Federal Reserve monetary policy, with the question becoming, not “will they hike” but “when will they hike.” The fervent prognostication ended with a thud at midyear given worries about the rapid meltdown in Chinese equities, the potential for Greece not reaching a deal with its European creditors and being forced out of the Euro, and the Governor of Puerto Rico stating that the Commonwealth’s debts are “unpayable” and must be restructured. While Treasury yields inside of five years were sharply lower in January (compared with year-end levels) due to the plunge in crude oil prices and slowdown in economic activity, by June yields were sharply higher as the economic slump (which was at least in part weather related) ended, crude oil prices rebounded and eurozone economic activity at the margin was stronger than expected; therefore, the discussion shifted to domestic monetary policy revolving around the initial “lift-off” date for the Fed’s first rate hike since 2006. By the end of June, rates had declined to levels modestly below year-end 2014 levels on the aforementioned market worries.

While Chinese GDP has risen 7 percent through the fiscal year that ended March 31, 2015, its stock market, as measured by the Shanghai Stock Exchange Composite Index, dropped 17 percent from its recent peak in June through month-end and an astonishing 32 percent through July 9, 2015, stoking fears about an imminent economic slowdown. Greece has failed to win a financing package and risks a total economic and financial collapse as the Greek government and people have rejected further austerity as a condition to additional bailout funding, which so far has resulted in a growing shortage of goods and bank lines at ATMs to retrieve what little cash is left. The economic damage appears to be contained to Greece itself, but the markets are still wary. While the Puerto Rico situation is obviously of importance to holders of Puerto Rican debt issues, the damage has seemingly not spread to the rest of the municipal market.

Domestic GDP declined 0.2 percent in the first quarter yet rose a respectable 2.9 percent for the year ended March 31, 2015, as compared with 1.9 percent for the same period in 2014. West Texas crude oil, which ended the year just above $53 per barrel, averaged over $56 per barrel for the first half of 2015 and ended the quarter at over $59 but now sits little changed for the year as the Chinese market meltdown hit the broad commodities markets hard. The June unemployment rate stands at 5.3 percent versus 5.6 percent at year-end, while the broader U-6 unemployment rate fell to 10.5 percent from 11.2 percent during the same time period. So far in 2015, monthly job gains have averaged 208,000 per month, somewhat lower than the 239,000 during last year’s same time period. The Consumer Price Index (CPI) was flat for the fiscal year that ended May 31, 2015, due primarily to the plunge in oil. This is compared with a 2.1 percent rise for the same period in 2014. Core CPI (excludes food and energy) rose 1.7 percent for the same time period in 2015 versus 2.0 percent in 2014.

4	Performance Evaluation

Performance Evaluation  |  Prepared by the Funds’ Investment Advisor, RE Advisers Corporation (Continued)

The ISM Manufacturing Index averaged 52.6 in the first half of 2015 as compared with 54.5 in 2014’s first half. Industrial production rose a modest 1.4 percent for the fiscal year that ended May 31, 2015, compared with 4.3 percent one year earlier. U.S. auto sales continue to be strong, averaging 16.8 million in annual sales compared with 16.1 million in the previous year period. Total retail sales for the fiscal year that ended May 31, 2015, rose 2.7 percent as compared with 4.3 percent in the previous time period. Housing starts have averaged 1.04 million at an annual rate so far in 2015, modestly higher than the .97 million in 2014. Existing home sales are averaging 5.07 million so far this year versus 4.76 million a year ago. The University of Michigan Consumer sentiment for the first half of 2015 averaged 94.9, significantly stronger than the 81.9 reading a year earlier.

The Federal Open Market Committee (the Fed’s policymaking body) continues to maintain a federal funds target in a range of 0.00 percent to 0.25 percent. At the June FOMC meeting, officials “…saw economic conditions as continuing to approach those consistent with warranting a start…” to interest rate increases at some point. The FOMC indicated it was likely to raise rates twice in 2015, assuming economic conditions continue to improve with additional employment gains and progress toward their 2 percent inflation goal. The FOMC also mentioned risks revolving around both China and Greece, and both situations have, in general, deteriorated further since the meeting. In a July 10, 2015, speech Fed Chairperson Janet Yellen reiterated the June FOMC view that the Fed is on track to raise interest rates later this year but remains cautious over various headwinds such as weak wage growth, the low labor participation rate and lack of a strong business capital spending cycle. She added that it would be wrong for the markets to overemphasize the Fed’s first rate hike, since rate increases are likely to be gradual going forward, suggesting that interest rates will stay at low levels for some time.

Outlook

Over the weekend of July 11, 2015, Greece capitulated to its European creditors’ demands for immediate action to qualify for up to €86 billion of aid, the amount needed to avoid a chaotic exit from the euro. Given that this deal is worse than the one the Greek citizenry voted down in a referendum held July 5, 2015, average citizens will understandably not feel very enthusiastic about their and their country’s plight.

As this is being written, world equity markets are giving a big thumbs up to improved sentiment regarding China. The previously mentioned Shanghai Index is up 7 percent off of its July 9 bottom and the flight to safety into U.S. Treasuries has dissipated somewhat. Assuming that the Greek deal gets done and Chinese worries continue to fade, we expect Federal Reserve monetary policy will again move to center stage.

It is clear that the Fed wants to move short-term interest rates away from emergency levels to a range that is still very

Investment Advisor: RE Advisers

Doug Kern, CFA Senior Fixed Income Portfolio Manager BS, Business Administration; MBA Finance, Pennsylvania State University

accommodative, but policymakers are having a hard time thinking through the increased market volatility that will almost certainly accompany the initial hike. Given the length of the time rates have spent close to 0.00 percent, the Fed is likely to communicate its intentions as never before. The good news for the Fed is that its “dot plot” (a chart showing each committee member’s projection for the federal funds rate at various different future dates) has, in general, moved closer to the market’s consensus view. This alignment of expectations should help to limit volatility somewhat. It may be that the initial hike will be the most problematic for the market; the worse the reaction, the less tightening the Fed may ultimately end up doing.

We believe that the first rate hike is likely to be in September or possibly October of this year, while the market’s best guess is December. We doubt the first hike would come in December because 1) the psychological damage before the Christmas holiday could dampen holiday spending and 2) it could have a possible negative effect on year-end bank funding. In a best-case scenario, the markets are looking at early 2016. Until the road map is clearer, we will continue to maintain both funds’ durations well below their respective benchmarks.

Performance Evaluation	5

Short-Term Government Securities Fund

Average Annual Total Returns (periods ended 06/30/15)

	1 YR %	5 YR %	10 YR %
Short-Term Government Securities Fund	0.97	1.06	2.48
BofA Merrill Lynch 1-5 Year U.S. Treasury Index	1.38	1.37	3.08

Security Diversification

	% of Total Investments
	as of 12/31/14	as of 06/30/15
Government-guaranteed agencies	52.9	39.6
Corporate bonds	18.7	21.0
U.S. Treasuries	13.1	18.0
Mortgage-backed securities	4.6	4.0
Municipal bonds	4.4	2.9
Asset-backed securities	0.4	0.3
Short-term and other assets	5.9	14.2
Total	100.0%	100.0%

Maturity

	as of 12/31/14	as of 06/30/15
Average Weighted Maturity	2.09	2.16

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and the BofA Merrill Lynch 1-5 Year U.S. Treasury Index made on June 30, 2005.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Government Securities Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

6	Performance Evaluation

Short-Term Bond Fund

Average Annual Total Returns (periods ended 06/30/15)

	1 YR %	5 YR %	10 YR %
Short-Term Bond Fund	0.61	2.35	3.75
BofA Merrill Lynch 1-5 Year Corp./Gov. Index	1.34	1.91	3.39

Security Diversification

	% of Total Investments
	as of 12/31/14	as of 06/30/15
Corporate bonds	25.9	30.3
Asset-backed securities	24.8	24.8
Municipal bonds	24.8	22.7
Yankee bonds	9.1	9.9
U.S. Government obligations	7.9	6.5
Mortgage-backed securities	3.7	3.4
Short-term and other assets	3.8	2.4
Total	100.0%	100.0%

Maturity

	as of 12/31/14	as of 06/30/15
Average Weighted Maturity	2.37	2.28

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and the BofA Merrill Lynch 1-5 Year Corp./Gov. Index made on June 30, 2005.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

Performance Evaluation	7

Stock Index Fund

Performance Evaluation  |  Prepared by the Fund’s Investment Advisor, BlackRock Fund Advisors

Index and Fund Performance

For the six months ended June 30, 2015, the U.S. large cap market metric and the Stock Index Fund’s benchmark, the Standard & Poor’s (S&P) 500 Index, advanced 1.23 percent, compared to the fund’s return of 0.91 percent. The S&P 500 Index is a market capitalization-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of industries. The stocks included in this index collectively represent a substantial portion of all common stocks publicly traded in the United States.

From a sector perspective, health care stocks (+9.56 percent) generated the strongest returns in the S&P 500 Index, followed by consumer discretionary (+6.81 percent) and telecommunication services (+3.19 percent). Information technology (+0.72 percent) and materials (+0.50 percent) posted slight gains for the first half of the year. Conversely, financials (-0.33 percent) and consumer staples (-0.77 percent) edged down. Negative results came from the industrials (-3.06 percent) and energy (-4.68 percent) sectors. Utilities stocks (-10.67 percent) were the worst performers in the index.

During the six-month period, as changes were made to the composition of the S&P 500 Index, the Master Portfolio in which the fund invests purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Market Conditions

The year started with U.S. stock prices falling as lower oil prices punished the energy sector and the negative impact of a stronger dollar began to show in the earnings of large global exporting companies. High valuations in U.S. stocks drove equity investors toward more appealing opportunities overseas. U.S. stocks rebounded in February thanks to increased merger and acquisition activity and strong earnings reports from cyclical technology companies. However, stock prices came under pressure again in March as an improving labor market furthered the appreciation of the U.S. dollar and raised investors’ focus on the timing of an expected Federal Reserve move toward tightening policy. U.S. equities came back into favor in April, after a powerful rally in European equities left valuations in the United States looking more appealing by comparison. U.S. stocks continued to outperform international markets in the following months as increasing turmoil around Greece’s debt troubles drove investors to the relative stability of U.S. markets.

A clear sign of strength has yet to emerge from the blurry U.S. economic picture, as uptrends in the housing and labor markets stand in contrast with consumer caution and productivity languor. This economic unevenness together with still quiescent inflation has kept the Federal Reserve tentative on when to start raising short-term interest rates. However, hiring strength and a modest but concrete pickup in wage growth point to a possible acceleration in the second half of 2015. More investors are now penciling in an autumn rate hike—a significant event that could push market volatility beyond the unusually low levels of the past few years, but we think most of the ups and downs will be short-lived for stocks.

8	Performance Evaluation

Stock Index Fund

Average Annual Total Returns (periods ended 06/30/15)

	1 YR %	5 YR %	10 YR %
Stock Index Fund	6.87	16.70	7.29
Standard & Poor’s 500 Stock Index	7.42	17.34	7.89

Industry Diversification*

% of Total Long Term Investments as of 06/30/15
Information technology	19.6
Financials	16.6
Health Care	15.4
Consumer discretionary	12.8
Industrials	10.1
Consumer staples	9.4
Energy	7.8
Materials	3.2
Utilities	2.8
Telecommunication services	2.3
Total	100.0%

Top Ten Equity Holdings*

% of Total Long Term Investments as of 06/30/15
Apple, Inc.	4.0
Microsoft Corp.	2.0
Exxon Mobil Corp.	1.9
Johnson & Johnson	1.5
General Electric Co.	1.5
Wells Fargo & Co.	1.4
JPMorgan Chase & Co.	1.4
Berkshire Hathaway, Inc.	1.4
Procter & Gamble Co.	1.2
Pfizer, Inc.	1.1
Total	17.4%

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and the Standard & Poor’s 500 Stock Index made on June 30, 2005.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Stock Index Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

*	Industry diversification and top holdings information is for the S&P 500 Index Master Portfolio, managed by BlackRock Fund Advisors, the portfolio in which the Stock Index Fund invests all of its investable assets. Please refer to the Appendix for the complete annual report of the S&P 500 Index Master Portfolio.

Performance Evaluation	9

Value Fund

Performance Evaluation  |  Prepared by the Fund’s Investment Advisor, RE Advisers Corporation

Fund Performance

The Value Fund decreased -0.21 percent for the first half of 2015, and its benchmark index, the unmanaged S&P 500 Index, increased 1.23 percent. The fund’s lower-than-index results were due primarily to the results in its consumer discretionary, information technology and industrials sector holdings.

Results in the consumer discretionary positions detracted from relative results, with Genuine Parts Company and Dillard’s being the notable laggards. These two stocks did very well in 2014 as investors expected better results from lower oil prices. This reversed itself somewhat in the first half of 2015.

The fund’s information technology holdings did not fare well compared with the index in the first half of 2015. The fund was underweight in the information technology sector, and the fund’s sector holdings depreciated while the index’s sector position recorded a slight increase. Within information technology, Intel Corporation, Hewlett-Packard and Cisco Systems were the stocks that detracted the most from relative results.

The fund’s industrials results were below those of the sector and the overall index. The bulk of the poor results were due to the depreciation in the stock of Southwest Airlines Co. and Parker-Hannifin Corp. The impact of falling oil prices benefited Southwest’s stock price in the second half of 2014, while the rebound of oil prices in the first half of 2015 had a negative impact on the stock.

The performance of the fund’s health care positions made the greatest positive contribution to first-half results. These stocks as a group generated a return above the sector and the overall index. The announced acquisition of Hospira by Pfizer—both companies are represented in the fund’s portfolio—was also positive for performance as share prices for both companies moved higher on the news. The proposed merger is expected to close by the end of 2015. Also, Bristol-Meyers Squibb received a second-use FDA approval for its immuno-oncology compound Opdivo two and a half months after its first-use approval, and this development was positively received by investors.

The materials sector recovered from a weak second half 2014, led by Avery Dennison and Dow Chemical. The fund’s materials stocks collectively outpaced the sector and the overall index results.

The fund’s consumer staples positions fared well against the sector and well above that of the overall index. The index’s consumer staples sector decreased slightly during the first half of the year, while the fund’s Consumer Discretionary positions increased 8 percent. WhiteWave Foods and J.M. Smuckers led this sector’s results.

A new name added to the fund during the first half of the year was American International Group. American International Group provides property/casualty insurance, life insurance and retirement services in both domestic and international markets.

Outlook

U.S. GDP is projected to exceed 3 percent growth in the second half of 2015. Another factor supportive of economic growth is that the impact of lower oil prices has yet to fully play out.

Investment Advisor: RE Advisers

Mark Ashton, CFA Senior Equity Portfolio Manager BS, Finance, University of Utah; MBA, Marketing Research, University of Southern California

Prabha Carpenter, CFA Senior Equity Portfolio Manager BA, Economics, University of Madras; MBA with distinction in Finance and BS in Business Economics, The American University

Gregory Halter, CFA Senior Equity Portfolio Manager BBA, Finance, Cleveland State University

The U. S. economy has shown positive indications in employment, housing and manufacturing. Energy companies and related industries are working through the effects of lower oil and gas prices. However, there will be changes in the economy as all businesses and the global economy adjust to the United States’ incrementally declining dependence upon imported oil.

Recent Fed commentary about increasing interest rates indicates that action may happen in September. However, any interest rate increases will depend on the strength of the economy in the second half of the 2015. Historically, rising interest rates early in an economic expansion—as long as they are not extreme—have been positive for equities as an indication of an improving business environment. We would expect past experience would continue this next time around.

The markets have gone through an extended period where company managements have returned capital to shareholders via share repurchases and increased dividends. Some of this has come as the result of “activist” shareholders. We have also seen an increase in mergers and acquisitions. Perhaps this reflects company managements’ decisions to deploy capital in a slightly more aggressive manner or an expectation of rising borrowing costs in the near future.

We continue to search for companies with attractive prospects, strong financials and reasonable valuations.

10	Performance Evaluation

Value Fund

Average Annual Total Returns (periods ended 06/30/15)

	1 YR %	5 YR %	10 YR %
Value Fund	4.73	16.34	7.76
Standard & Poor’s 500 Stock Index	7.42	17.34	7.89

Industry Diversification

% of Total Investments as of 06/30/15
Health care	22.9
Industrials	16.0
Energy	14.7
Information technology	13.6
Financials	11.4
Materials	9.4
Consumer discretionary	6.7
Consumer staples	2.9
Utilities	0.4
Short-term and other assets	2.0
Total	100.0%

Top Ten Equity Holdings

% of Total Investments as of 06/30/15
Bristol-Myers Squibb Co.	5.2
Pfizer, Inc.	4.0
Cisco Systems, Inc.	4.0
Dow Chemical Co. (The)	3.9
General Electric Co.	3.9
Intel Corp.	3.9
JPMorgan Chase & Co.	3.8
Hospira, Inc.	3.6
Avery Dennison Corp.	3.4
Honeywell International Inc.	3.1
Total	38.8%

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and the Standard & Poor’s 500 Stock Index made on June 30, 2005.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

Performance Evaluation	11

Growth Fund

Performance Evaluation  |  Prepared by the Fund’s Subadvisor, T. Rowe Price Associates

Fund Performance

The Growth Fund returned 5.93 percent for the first half of 2015 and outperformed the Russell 1000 Growth Index, which returned 3.96 percent. Stock selection, especially in health care and consumer discretionary, boosted the fund’s performance relative to the index. Overall, sector allocation contributed as well.

Portfolio Review

In addition to positive stock selection, an overweight position to health care—the best-performing sector within the index over the time period—contributed to relative performance. Our out-of-benchmark position in Valeant Pharmaceuticals was a notable contributor. The company continued to make value-enhancing acquisitions with its purchase of Salix Pharmaceuticals in February, which helped shares advance. Management subsequently indicated that it expects Salix, which develops treatments for gastrointestinal disorders, to contribute $1 billion in revenue this year. Valeant also benefited from gains in Asia and Mexico as well as in its contact lens and dermatology businesses.

Stock selection in the consumer discretionary sector was also a significant factor in the portfolio’s outperformance of the index. An overweight allocation to Amazon.com proved beneficial. The company’s shares soared after it announced strong Amazon Prime membership growth and that it would begin breaking out financial results for its Amazon Web Services unit. The stock rose further after the profitability of Amazon Web Services reported by the firm was much higher than expected.

An area of relative weakness was information technology, where stock selection and group weighting proved detrimental. An underweight allocation to Apple hurt relative performance as strong iPhone sales persisted. We remain underweight in Apple as we believe that a decelerating product cycle will eventually hamper iPhone growth. Despite the additional products and services that the company has launched or is preparing to launch, it is unclear how durable these launches will be in contributing to Apple’s growth beyond the iPhone 6 upgrade cycle.

Baidu, a non-index position, was also a detractor for the information technology sector. Shares struggled during the period as management provided second-quarter guidance that suggested more modest growth acceleration than expected. Heavy investments in mobile products have weighed on profits but are beginning to positively affect the company as traffic and monetization on mobile are growing and should continue to improve as more products are introduced. Baidu’s online to offline business also continues to gain traction.

Subadvisor: T. Rowe Price Associates

Robert Sharps, CFA Lead Portfolio Manager BS, Accounting, Towson University; MBA, Finance, the Wharton School, University of Pennsylvania

Outlook

As we look ahead to the second half of 2015, our key concerns are the events unfolding in Greece and China. While Greece captured most of the headlines toward the end of the first half of the year, China’s situation is potentially more worrisome, considering it is the world’s second-largest economy. A continued deterioration of the Chinese economy could produce far greater ripple effects to global economic growth than Greece.

Aside from these macroeconomic headwinds, equity market strength during the past five years has made it more challenging to unearth attractive investment opportunities outside of a few key sectors. We are focused heavily in health care stocks, where the fundamentals remain sound and valuations are generally attractive. The sector has also benefited from merger and acquisition activity, which we expect to continue. We also have significant exposure to consumer discretionary and business services stocks. Moving forward, we will focus on identifying all-seasons growth companies with the ability to increase earnings even in a volatile macro environment.

12	Performance Evaluation

Growth Fund

Average Annual Total Returns (periods ended 06/30/15)

	1 YR %	5 YR %	10 YR %
Growth Fund*	11.16	19.34	10.26
Russell 1000 Growth Index	10.56	18.59	9.10
Standard & Poor’s 500 Stock Index	7.42	17.34	7.89

Industry Diversification

% of Total Investments as of 06/30/15
Health care	29.2
Information technology	23.9
Consumer discretionary	19.1
Industrials	14.6
Financials	6.1
Energy	2.8
Materials	1.9
Consumer staples	0.7
Short-term and other assets	1.7
Total	100.0%

Top Ten Equity Holdings

% of Total Investments as of 06/30/15
Amazon.com, Inc.	4.9
Visa Inc. (Class A)	4.0
Boeing Co. (The)	3.9
Priceline Group, Inc. (The)	3.6
Danaher Corp.	3.3
Alexion Pharmaceuticals Inc.	3.1
McKesson Corp.	3.1
Google Inc. (Class A)	2.9
Morgan Stanley	2.7
Valeant Pharmaceuticals International, Inc.	2.7
Total	34.2%

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and its benchmark indices made on June 30, 2005.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Growth Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

*	Performance information for the Growth Fund (formerly the Nasdaq-100 Index Tracking StockSM Fund) reflects its previous investment strategy from inception through December 5, 2008, of matching, as closely as possible, before expenses, the performance of the Nasdaq-100 Stock Index.

Performance Evaluation	13

Small-Company Stock Fund

Performance Evaluation  |  Prepared by the Fund’s Investment Advisor, RE Advisers Corporation

Fund Performance

The Small-Company Stock Fund increased 3.11 percent in the first half of 2015 trailing its benchmark index the Russell 2000, which increased 4.75 percent. The fund’s returns in information technology and industrials detracted from results, while the returns in the materials, financials and consumer staples sectors aided overall results.

The fund’s information technology positions, while underweight relative to the index’s sector positions, delivered a negative return for the first six months. The index’s information technology sector and overall index generated positive results. Western Digital and Rofin-Sinar were the primary detractors to the fund’s results in 2015’s first half.

The fund had a large position in the industrials sector. The fund’s industrial positions generated a return less than that of the index’s industrials sector and that of the overall index. Knight Transportation, Werner Enterprises, Applied Industrial Technologies, Orion Marine Group and Gorman Rupp detracted from the portfolio’s industrial sector results. Positive contributions came from Dycom Industries and Polypore International. Polypore accepted a buyout agreement with Asahi Kasei and 3M Corporation in the first half of 2015. The acquisition is expected to close in the third quarter of 2015.

Materials made a positive contribution to the fund’s first half returns, outpacing the sector and the overall index. Positive results came from Olin Corporation and Westlake Chemical Corp. After an extended period of underperformance, financials came to life in the first half with help from Texas Capital Bancshares, National Penn Bancshares and Cardinal Bank. The fund’s financial holdings appreciated more than the sector and almost as much as the overall index.

The fund’s returns in consumer staples exceeded those for the sector and those of the overall index. Cal-Maine Foods and WhiteWave Foods led this sector’s results for the fund.

New names added to the fund during the first half of the year included 1) Burke & Herbert Bank & Trust, a commercial bank serving consumers and businesses through offices in northern Virginia; 2) Cal-Maine Foods, which produces, cleans, grades, packs and sells fresh eggs; 3) Glacier Bancorp, a holding company for a commercial bank serving consumers and businesses in six states in the northern Rocky Mountain area of the U.S.; 4) Libbey, which designs, manufactures and markets glass tableware used by foodservice, industrial, premium and retail customers; 5) NeuStar, a provider of real-time information and analysis to the Internet, telecommunications, technology, financial services, retail and media sectors; 6) Primoris Services Corporation, a provider of a wide range of engineering, construction and fabrication services to municipalities, utilities and energy-related companies; 7) Rentrak Corporation, a generator of audience viewership measurement for the entertainment industry and also a developer of a database currency for the television and digital media market; and 8) State Bank Financial Corporation, a bank holding company serving Atlanta and counties in central Georgia.

Investment Advisor: RE Advisers

Mark Ashton, CFA Senior Equity Portfolio Manager BS, Finance, University of Utah; MBA, Marketing Research, University of Southern California

Prabha Carpenter, CFA Senior Equity Portfolio Manager BA, Economics, University of Madras; MBA with distinction in Finance and BS in Business Economics, The American University

Gregory Halter, CFA Senior Equity Portfolio Manager BBA, Finance, Cleveland State University

Names eliminated from the fund in the first half of 2015 were Matthews International Corporation, Southcoast Financial Corporation and Cal-Maine Foods. The fund’s uncharacteristically short holding period for Cal-Maine Foods was the result of significant appreciation in share price shortly after its initial purchase and a substantial alteration to the original investment thesis. The uncertainty about the business greatly increased with the outbreak of avian flu within the egg-laying bird inventory. As a result, the shares were sold.

Outlook

As 2015 rounds the mid-year mark, our general feeling is for the economy to be stronger in the second half than it was in the first half of 2015. Economic indicators are encouraging in the areas of employment, housing and manufacturing. In total, this has led to forecasts of U.S. GDP to exceed 3 percent growth in the second half of 2015.

Recent events have brought to the forefront significant volatility with the Chinese stock market and weakness in its economy. This comes on the heels of Greece’s debt repayment uncertainty. It would seem that while the U.S. economic backdrop continues to be positive, the outlook for some overseas markets has become less certain, at least for the present.

Regardless of the economic environment, we continue to search for and uncover attractive investment opportunities. While valuations remain somewhat elevated, some of the price volatility in the first half of the year has provided values that are compelling. We continue to find companies with attractive business models and better prospects for the future that we believe will benefit investors over the longer-term.

We appreciate your continued trust and investment.

14	Performance Evaluation

Small-Company Stock Fund

Average Annual Total Returns (periods ended 06/30/15)

	1 YR %	5 YR %	10 YR %
Small-Company Stock Fund	8.56	19.00	11.45
Russell 2000 Index	6.49	17.08	8.40

Industry Diversification

% of Total Investments as of 06/30/15
Industrials	25.7
Consumer discretionary	22.1
Financials	16.3
Information technology	11.1
Materials	8.4
Consumer staples	2.4
Health care	1.8
Energy	0.9
Short-term and other assets	11.3
Total	100.0%

Top Ten Equity Holdings

% of Total Investments as of 06/30/15
Dycom Industries, Inc.	5.4
iShares Core S&P Small-Cap	3.8
iShares Russell 2000 Value	3.8
Encore Capital Group, Inc.	3.7
Knight Transportation, Inc.	2.9
Werner Enterprises, Inc.	2.7
Rofin-Sinar Technologies, Inc.	2.7
Cooper Tire & Rubber Co.	2.7
Fred’s, Inc. (Class A)	2.6
BJ’s Restaurants, Inc.	2.6
Total	32.9%

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and the Russell 2000 Index made on June 30, 2005.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Small-Company Stock Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

Performance Evaluation	15

International Value Fund

Performance Evaluation  |  Prepared by the Fund’s Subadvisor, Mercator Asset Management, L.P.

Fund Performance

For the six-month period ending June 30, 2015, the International Value Fund returned 5.16 percent versus the MSCI EAFE Index, which returned 5.52 percent.

Portfolio Review

International equities throughout the first half of the year were characterized by heightened volatility, yet finished the period roughly flat. Mixed macroeconomic news flow was prevalent throughout the six-month period and investors were confronted with continued U.S. dollar strength and geopolitical uncertainty. Despite these factors, your portfolio registered solid gains during the first half of the year. The fund’s European holdings continued to perform strongly as the economic recovery gained pace. Several of the fund’s Japanese holdings performed well throughout the six-month period; however, holdings in Southeast Asia detracted performance as the region suffered from concerns over slow growth. Since the beginning of the year, our value investment style has continued to underperform growth investment style—a trend that has been in place for much of the past decade.

The best performing sectors over the six-month period were energy, industrials and information technology, while financials, utilities and health care detracted. Specific stocks that contributed to performance were Intesa, MS & AD Insurance and Mitsui Chemicals, while Krung Thai Bank, Hyundai Motor Company and Posco detracted. From a country standpoint, the best performers included Australia, the U.K. and Germany, while South Korea, Thailand and the Netherlands detracted.

We continue to find many undervalued opportunities across the globe, with five new purchases initiated during the six-month period: Leopalace21, Georg Fischer, BAM Group, Societe Generale and Marine Harvest. We also sold out of five positions: Guangzhou Auto, Lixil Group, Bangkok Bank, Hyundai Motor and Givaudan.

Outlook

Global economic growth continues to improve with the U.S. leading the rest of the world. The eurozone also continues to improve; bank lending has started to grow, business confidence is rebounding and consumer prices are moving back into positive territory. Early signs of a normalization of interest rates in Europe can be seen, likely ending the deflationary scare of recent months. In this regard, rising bond yields should not be seen as a negative. The weak Euro continues to act as a tailwind for the economy as a whole and for many export-oriented companies.

In spite of the uncertainty created by ongoing negotiations between Greece and the rest of the eurozone, with Greece representing less than 2 percent of the eurozone economy, its

Subadvisor, Mercator Asset Management, L.P.

James Chaney Portfolio Manager BS, University of Massachusetts; MS, Northeastern University; MBA, Columbia University Graduate School of Business

effect on European economic activity should be limited. Of greater concern is the impact on politics in the region. While not an immediate risk, it does point to the necessity for the eurozone to further its efforts in moving toward a true monetary, fiscal and political union.

We remain overweight in equities in continental Europe. While earnings are beginning to recover, they are still almost 40 percent below prior peak levels. Profit margins have significant room to expand and balance sheets are sound. With interest rates likely to remain low for an extended period, a highly competitive currency, and an economy that is finally starting to grow, we believe Europe is the most attractive region globally and should offer substantial returns over the coming quarters.

The Japanese market should continue to be supported by stronger earnings. Prime Minister Shinzo Abe’s ambitious goal ending Japan’s deflationary spiral is starting to work. Structural reforms are impacting corporate behavior, where the emphasis on improving returns on equity and better governance is driving profit growth. With household ownership of Japanese equities well below the rest of the developed world and a plan to increase allocation to equities in large government-related pension funds, demand for equities in Japan should be well supported.

Emerging markets continue to underperform as an asset class. While it’s difficult to generalize about such a diverse group of economies, they have suffered from a slowdown in growth and fears of rising interest rates in the developed world. Valuations are becoming more attractive with emerging market equities trading at close to a 30 percent discount to the developed world, and trading at an 18 percent discount relative to their historical price-to-book value. However, in the near term, we expect earnings growth to be stronger in regions such as Europe and Japan where economic growth is accelerating. We continue to look at the emerging market asset class opportunistically.

In spite of our style being out of favor, emerging markets underperforming as an asset class and our early positioning in Europe, we believe that as the economic cycle gathers pace, particularly in Europe, as interest rates normalize globally and as risk appetite returns to pre-crisis norms, our investment style should produce strong relative performance for a multiyear period.

16	Performance Evaluation

International Value Fund

Average Annual Total Returns (periods ended 06/30/15)

	1 YR %	5 YR %	10 YR %
International Value Fund*	-7.71	7.16	4.68
MSCI® EAFE® Index	-4.22	9.54	5.12

Country Diversification
% of Total Investments as of 06/30/15
Japan	18.9
France	14.0
Switzerland	12.0
Netherlands	7.2
Italy	6.5
Britain	6.4
Spain	5.6
Hong Kong	5.1
Germany	4.8
Thailand	2.7
Republic of South Korea	2.5
Sweden	2.4
Singapore	2.1
Denmark	1.5
Australia	1.4
Israel	1.2
Norway	0.7
Short-term and other assets	5.0
Total	100.0%

Top Ten Equity Holdings
% of Total Investments as of 06/30/15
Intesa Sanpaolo SpA	3.7
AEGON NV	2.8
WPP Group plc	2.8
Daimler AG REG	2.8
MS & AD Insurance Group Holdings, Inc.	2.6
Compagnie de Saint-Gobain SA	2.6
Mitsui Chemicals, Inc.	2.6
Nissan Motor Co., Ltd.	2.6
Sumitomo Mitsui Trust Holdings, Inc.	2.6
DSM NV	2.4
Total	27.5%

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and the MSCI® EAFE® Index made on June 30, 2005.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The International Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

*	The performance information for the International Value Fund (formerly the International Stock Index Fund) reflects its investment experience in the State Street MSCI® EAFE® Index Portfolio from inception through October 16, 2005, and in the Vanguard Developed Markets Index Fund from October 17, 2005 to June 9, 2006. Mercator Asset Management, L.P.‘s role as subadvisor began June 12, 2006.

Performance Evaluation	17

Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at January 1, 2015 and held through June 30, 2015.

Actual Expenses

The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) are charged a $15.00 annual custodial fee. The charge is automatically deducted from your account in the fourth quarter of each year or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA, as distinguished by account type (Traditional IRA, Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of Funds held by each account type. These fees are not included in the example below. If included, the costs shown would be higher.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the custodial account fee. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the custodial account fee was included, your costs would have been higher.

18	Expense Example

Expense Example (Continued)

Daily Income Fund	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[a]	Annualized Expense Ratio for the Six Month Period Ended June 30, 2015
Actual Return	$1,000.00	$1,000.05	$0.56	0.11%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.48	$0.57	0.11%

Short-Term Government Securities Fund
Actual Return	$1,000.00	$1,006.82	$3.61	0.73%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.39	$3.64	0.73%

Short-Term Bond Fund
Actual Return	$1,000.00	$1,003.20	$3.68	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.71	0.74%

Stock Index Fund[b]
Actual Return	$1,000.00	$1,011.66	$2.87	0.57%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.15	$2.88	0.57%

Value Fund
Actual Return	$1,000.00	$1,001.40	$2.99	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	$3.02	0.60%

Growth Fund
Actual Return	$1,000.00	$1,061.42	$4.75	0.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.65	0.93%

Small-Company Stock Fund
Actual Return	$1,000.00	$1,037.88	$4.38	0.87%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.34	0.87%

International Value Fund
Actual Return	$1,000.00	$1,054.60	$4.96	0.97%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.13	$4.88	0.97%

a.	The dollar amounts shown as “Expenses Paid During the Period” are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181, then divided by 365.

b.	The Stock Index Fund is a feeder fund that invests substantially all of its assets in a Master Portfolio. The example reflects the expenses of both the feeder fund and the Master Portfolio.

Expense Example	19

Regulatory and Shareholder Matters

Proxy Voting Policies and Procedures

The policies and procedures used to determine how to vote proxies relating to the Funds’ portfolio securities are available online at homesteadfunds.com and, without charge, upon request by calling 800-258-3030. This information is also available on the Securities and Exchange Commission’s website at sec.gov.

Proxy Voting Record

For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available, without charge, upon request by calling 800-258-3030 and on the Securities and Exchange Commission’s website at sec.gov.

Quarterly Disclosure of Portfolio Holdings

The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Portfolio holdings for the second and fourth quarters of each fiscal year are filed as part of the Funds’ semi-annual and annual reports. The Funds’ Form N-Q, semi-annual and annual reports are available on the Commission’s website at sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The most recent quarterly portfolio holdings and semi-annual and annual report also can be accessed on the Funds’ website at homesteadfunds.com.

20	Regulatory and Shareholder Matters

Portfolio of Investments

Daily Income Fund  |  June 30, 2015  |  (Unaudited)

Corporate Bonds | 7.0% of portfolio

	Interest Rate	Maturity Date	Face Amount	Value
PACCAR Financial Corp.	0.75%	08/14/15	$3,500,000	$3,502,229
Toyota Motor Credit Corp.	0.88	07/17/15	1,400,000	1,400,445
Wal-Mart Stores, Inc.	2.25	07/08/15	508,000	508,205
Wal-Mart Stores, Inc.	1.50	10/25/15	2,000,000	2,008,003
Wells Fargo & Co.	1.50	07/01/15	5,526,000	5,526,000
Total Corporate Bonds (Cost $12,944,882)				12,944,882
Commercial Paper | 62.7% of portfolio
Abbott Laboratories (a)	0.12	07/20/15	3,100,000	3,099,804
Abbott Laboratories (a)	0.15	07/27/15	420,000	419,955
Air Liquide US LLC (a)	0.15	07/17/15	2,200,000	2,199,853
Air Liquide US LLC (a)	0.16	07/23/15	5,000,000	4,999,511
Air Products & Chemicals Inc. (a)	0.11	07/02/15	1,000,000	999,997
Air Products & Chemicals Inc. (a)	0.11	07/31/15	3,000,000	2,999,725
American Honda Finance Corp.	0.12	07/06/15	3,000,000	2,999,950
American Honda Finance Corp.	0.12	07/07/15	3,000,000	2,999,940
American Honda Finance Corp.	0.11	08/07/15	2,000,000	1,999,774
Apple, Inc. (a)	0.09	08/18/15	5,000,000	4,999,400
BMW US Capital LLC (a)	0.12	07/27/15	2,150,000	2,149,814
BMW US Capital LLC (a)	0.12	08/05/15	3,500,000	3,499,592
BMW US Capital LLC (a)	0.12	08/11/15	2,000,000	1,999,727
Chevron Corp. (a)	0.10	07/13/15	2,000,000	1,999,933
Chevron Corp. (a)	0.12	09/21/15	2,000,000	1,999,453
Chevron Corp. (a)	0.12	09/25/15	4,000,000	3,998,853
Coca-Cola Co. (a)	0.10	07/29/15	1,000,000	999,922
Coca-Cola Co. (a)	0.10	08/11/15	1,000,000	999,886
Coca-Cola Co. (a)	0.13	08/28/15	1,000,000	999,791
Conocophillips Qatar Funding Ltd. (a)	0.12	08/21/15	2,000,000	1,999,660
Conocophillips Qatar Funding Ltd. (a)	0.14	09/14/15	1,500,000	1,499,562
Conocophillips Qatar Funding Ltd. (a)	0.14	09/22/15	2,000,000	1,999,354
Emerson Electric Co. (a)	0.12	08/19/15	2,000,000	1,999,673
Emerson Electric Co. (a)	0.12	08/20/15	2,000,000	1,999,667
Emerson Electric Co. (a)	0.12	09/09/15	3,000,000	2,999,300
Essilor International SA (a)	0.12	07/16/15	2,000,000	1,999,900
Essilor International SA (a)	0.10	07/24/15	2,000,000	1,999,872
Essilor International SA (a)	0.16	08/04/15	2,000,000	1,999,698
Essilor International SA (a)	0.15	08/07/15	2,750,000	2,749,576
Exxon Mobil Corp.	0.11	08/03/15	5,000,000	4,999,496
General Electric Capital Corp.	0.12	08/10/15	3,000,000	2,999,600
General Electric Capital Corp.	0.15	09/08/15	3,000,000	2,999,138
Honeywell International (a)	0.14	08/27/15	750,000	749,834
Honeywell International (a)	0.15	09/01/15	874,000	873,774
Honeywell International (a)	0.21	09/24/15	1,000,000	999,504
Honeywell International (a)	0.20	10/05/15	2,000,000	1,998,933
John Deere Bank SA (a)	0.10	07/07/15	4,000,000	3,999,933
Nestle Capital Corp. (a)	0.11	07/09/15	3,500,000	3,499,915
Nestle Capital Corp. (a)	0.11	09/23/15	4,000,000	3,998,973
PACCAR Financial Corp.	0.14	07/27/15	2,500,000	2,499,747
Siemans Capital Co. LLC (a)	0.18	09/25/15	2,500,000	2,498,925
Toyota Motor Credit Corp.	0.10	07/10/15	5,000,000	4,999,875
Toyota Motor Credit Corp.	0.11	07/22/15	2,275,000	2,274,854
United Technologies Corp. (a)	0.12	07/31/15	4,200,000	4,199,580
Walt Disney Co. (The) (a)	0.10	07/15/15	1,500,000	1,499,942
Walt Disney Co. (The) (a)	0.11	09/24/15	4,100,000	4,098,935
Total Commercial Paper (Cost $116,802,100)				116,802,100

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	21

Portfolio of Investments  |  Daily Income Fund   |  June 30, 2015  |  (Unaudited) (Continued)

U.S. Government Obligations | 20.5% of portfolio

	Interest Rate		Maturity Date	Face Amount	Value
U.S. Treasury Note	0.25%		07/15/15	$4,000,000	$4,000,282
U.S. Treasury Note	4.25		08/15/15	2,000,000	2,010,409
U.S. Treasury Note	1.25		08/31/15	3,000,000	3,005,813
U.S. Treasury Note	0.25		09/15/15	2,000,000	2,000,943
U.S. Treasury Note	1.25		09/30/15	3,000,000	3,008,602
U.S. Treasury Note	0.25		09/30/15	2,000,000	2,001,023
U.S. Treasury Note	0.25		10/15/15	5,000,000	5,002,706
U.S. Treasury Note	1.25		10/31/15	4,000,000	4,014,431
U.S. Treasury Note	4.50		11/15/15	6,000,000	6,098,264
U.S. Treasury Note	1.38		11/30/15	4,000,000	4,021,271
U.S. Treasury Note	0.25		12/15/15	3,000,000	3,002,679
Total U.S. Government Obligations (Cost $38,166,423)					38,166,423
Money Market Fund | 9.8% of portfolio

				Shares
State Street Institutional Liquid Reserves Fund (Premier Class)	0.11	(b)		18,276,690	18,276,690
Total Money Market Fund (Cost $18,276,690)					18,276,690

Total Investments in Securities (Cost $186,190,095) | 100%					$186,190,095

(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $88,029,726 and represents 47.3% of total investments.

(b)	7-day yield at June 30, 2015.

LLC	– Limited Liability Company

SA	– Société Anonyme

22	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments

Short-Term Government Securities Fund  |  June 30, 2015  |  (Unaudited)

Corporate Bonds | 21.0% of portfolio

	Interest Rate		Maturity Date	Face Amount	Value
Ally Bank	0.95%		09/25/15	$250,000	$250,392
Altitude Investments 17 LLC	2.68		11/08/25	888,672	874,951
American Express Bank FSB	1.55		10/23/17	250,000	250,394
American Express Centurion Bank	1.45		06/04/18	250,000	248,287
Banco Bilbao Vizcaya Argentaria Puerto Rico	1.50		04/20/17	150,000	150,078
Capital One Bank USA NA	1.65		07/09/18	250,000	249,853
Comenity Capital Bank	0.75		02/25/16	250,000	250,513
Discover Bank	1.05		09/26/16	250,000	250,068
Ethiopian Leasing (2012) LLC	2.68		07/30/25	176,445	180,147
FirstBank Puerto Rico	0.70		11/30/15	250,000	250,368
GE Capital Bank	1.50		10/17/17	250,000	250,811
Goldman Sachs Bank USA	1.00		01/30/17	200,000	200,640
Lulwa Ltd.	1.83		03/26/25	829,059	813,481
Mexican Aircraft Finance IV	2.54		07/13/25	436,404	442,640
Mexican Aircraft Finance V	2.33		01/14/27	489,583	488,805
Micron Semiconductor Asia PTE LTD	1.26		01/15/19	2,796,800	2,797,575
Petroleos Mexicanos	2.00		12/20/22	750,000	751,306
Safina LTD	1.55		01/15/22	721,570	716,534
Safina LTD	2.00		12/30/23	1,522,635	1,517,567
Sallie Mae Bank	1.50		10/16/17	250,000	250,399
Salmon River Export LLC	2.19		09/15/26	240,106	238,425
Sandalwood 2013 LLC	2.82		02/12/26	589,566	604,863
Sayarra LTD	2.77		10/29/21	31,512	32,511
Tagua Leasing LLC	1.90		07/12/24	790,496	782,937
Tagua Leasing LLC	1.73		09/18/24	789,991	774,598
Union 11 Leasing LLC	2.41		01/23/24	756,405	767,137
Union 16 Leasing LLC	1.86		01/22/25	828,104	815,833
VRG Linhas Aéreas SA	0.62		02/14/16	375,000	375,240
Wells Fargo Bank	0.78	(a)	04/29/16	100,000	98,750
Worlds Foremost Bank	1.50		06/11/18	200,000	198,633
Total Corporate Bonds (Cost $15,896,448)				15,873,736
Mortgage-Backed Securities | 4.0% of portfolio
FDIC Structured Sale Guaranteed Notes 2010-S3 (b)	2.74		12/03/20	308,492	313,324
GNMA #2602	6.00		06/20/28	26,625	30,601
GNMA #8004	1.63	(a)	07/20/22	14,434	14,975
GNMA #8006	1.63	(a)	07/20/22	12,455	12,743
GNMA #8038	1.63	(a)	08/20/22	7,849	8,161
GNMA #8040	2.00	(a)	08/20/22	21,357	22,214
GNMA #8054	1.63	(a)	10/20/22	4,870	4,886
GNMA #8076	1.63	(a)	11/20/22	7,916	8,148
GNMA #8102	4.00	(a)	02/20/16	250	251
GNMA #8103	4.00	(a)	02/20/16	1,021	1,032
GNMA #8157	1.75	(a)	03/20/23	12,911	13,380
GNMA #8191	1.63	(a)	05/20/23	24,802	25,769
GNMA #8215	2.00	(a)	04/20/17	697	707
GNMA #8259	1.63	(a)	08/20/23	6,731	6,999
GNMA #8297	4.00	(a)	12/20/17	3,180	3,303
GNMA #8332	3.50	(a)	03/20/18	1,826	1,879
GNMA #8344	3.50	(a)	04/20/18	6,599	6,751
GNMA #8384	1.75	(a)	03/20/24	3,717	3,861
GNMA #8393	4.00	(a)	08/20/18	2,923	3,015
GNMA #8400	2.00	(a)	08/20/18	4,440	4,543
GNMA #8405	4.00	(a)	09/20/18	3,808	3,944
GNMA #8423	1.63	(a)	05/20/24	4,542	4,726
GNMA #8429	4.00	(a)	11/20/18	4,279	4,415

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	23

Portfolio of Investments  |  Short-Term Government Securities Fund  |  June 30, 2015  |  (Unaudited) (Continued)

Mortgage-Backed Securities | 4.0% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
GNMA #8459	1.63	%(a)	07/20/24	$7,148	$7,431
GNMA #8499	3.00	(a)	05/20/19	4,369	4,402
GNMA #8518	1.63	(a)	10/20/24	7,514	7,794
GNMA #8532	2.50	(a)	10/20/24	9,809	10,141
GNMA #8591	1.75	(a)	02/20/25	20,222	20,837
GNMA #8638	1.63	(a)	06/20/25	9,127	9,497
GNMA #8648	1.63	(a)	07/20/25	16,936	16,989
GNMA #8663	2.00	(a)	07/20/25	11,643	12,044
GNMA #8680	3.50	(a)	08/20/20	6,954	7,183
GNMA #8687	2.50	(a)	08/20/25	3,196	3,328
GNMA #8702	3.00	(a)	10/20/20	3,569	3,691
GNMA #8747	1.63	(a)	11/20/25	7,174	7,453
GNMA #8807	1.63	(a)	07/20/21	7,753	8,199
GNMA #8836	1.63	(a)	09/20/21	7,605	7,858
GNMA #8847	1.63	(a)	04/20/26	9,492	9,875
GNMA #8869	1.63	(a)	11/20/21	23,754	24,576
GNMA #8873	2.50	(a)	11/20/21	12,059	12,346
GNMA #8877	1.63	(a)	05/20/26	2,265	2,338
GNMA #8883	1.63	(a)	12/20/21	7,978	8,172
GNMA #8915	1.75	(a)	02/20/22	7,998	8,294
GNMA #8934	1.75	(a)	03/20/22	14,001	14,521
GNMA #8978	1.63	(a)	05/20/22	31,631	32,908
GNMA #80053	1.75	(a)	03/20/27	2,095	2,178
GNMA #80058	1.63	(a)	04/20/27	1,962	2,041
GNMA #80185	1.63	(a)	04/20/28	18,972	19,749
GNMA #80264	1.75	(a)	03/20/29	14,446	15,004
GNMA #80283	1.63	(a)	05/20/29	13,525	14,040
GNMA #80300	1.63	(a)	07/20/29	11,293	11,759
GNMA #80309	1.63	(a)	08/20/29	5,982	6,229
GNMA #80363	1.75	(a)	01/20/30	42,535	44,212
GNMA #80426	1.63	(a)	07/20/30	1,607	1,670
GNMA #80452	1.63	(a)	09/20/30	12,466	12,946
GNMA #80475	1.63	(a)	12/20/30	15,539	15,931
GNMA #80577	1.75	(a)	02/20/32	2,279	2,372
GNMA #80684	1.63	(a)	04/20/33	9,013	9,264
GNMA #81129	2.13	(a)	10/20/34	200,420	206,348
GNMA #583189	4.50		02/20/17	10,454	10,991
GNMA #607494	5.00		04/15/19	11,027	11,712
GNMA #616274	5.00		02/15/19	8,578	9,105
GNMA 2001-53	5.50		10/20/31	893	896
GNMA 2001-53	0.54	(a)	10/20/31	165	165
GNMA 2002-15	5.50		11/20/31	1,567	1,568
GNMA 2002-20	4.50		03/20/32	13,689	14,936
GNMA 2003-11	4.00		10/17/29	19,762	21,011
GNMA 2003-12	4.50		02/20/32	2,398	2,423
GNMA 2003-26	0.63	(a)	04/16/33	5,444	5,477
GNMA 2003-97	4.50		03/20/33	18,038	18,877
GNMA 2004-17	4.50		12/20/33	50,224	53,823
GNMA 2004-102	5.50		04/20/34	36,798	39,404
GNMA 2010-113	2.50		02/16/40	317,073	320,082
GNMA 2012-143	1.50		12/16/27	723,181	707,685
GNMA 2013-131	0.53	(a)	09/16/43	365,492	367,166
GNMA #MA0668	2.00		12/20/27	209,494	208,078
NCUA Guaranteed Notes 2010-C1	1.60		10/29/20	129,184	129,224
Total Mortgage-Backed Securities (Cost $2,972,080)				3,025,870

24	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Government Securities Fund  |  June 30, 2015  |  (Unaudited) (Continued)

Asset-Backed Securities | 0.3% of portfolio

	Interest Rate		Maturity Date	Face Amount	Value
Small Business Administration 98-20D	6.15%		04/01/18	$4,687	$4,982
Small Business Administration 98-20E	6.30		05/01/18	4,730	5,058
Small Business Administration 98-20H	6.15		08/01/18	2,923	3,106
Small Business Administration 99-20D	6.15		04/01/19	8,389	8,883
Small Business Administration 04-20B	4.72		02/01/24	32,628	34,700
Small Business Administration 04-20C	4.34		03/01/24	49,311	51,725
Small Business Administration 05-10E	4.54		09/01/15	2,114	2,127
Small Business Administration Pool # 100075	3.50		05/25/19	13,906	14,149
Small Business Administration Pool # 502261	1.38	(a)	10/25/17	5,321	5,310
Small Business Administration Pool # 502684	1.25	(a)	07/25/19	1,685	1,700
Small Business Administration Pool # 503278	0.88	(a)	02/25/21	15,402	15,447
Small Business Administration Pool # 503463	1.13	(a)	09/25/21	3,480	3,447
Small Business Administration Pool # 504305	0.88	(a)	10/25/23	582	580
Small Business Investment Companies 02-20K	5.08		11/01/22	10,291	11,040
Small Business Investment Companies 05-10B	4.94		09/10/15	32,231	32,449
Small Business Investment Companies 07-10A	5.38		03/10/17	7,306	7,715
Total Asset-Backed Securities (Cost $192,144)					202,418
Municipal Bonds | 2.9% of portfolio
Carmel, Indiana Redevelopment District	7.80		01/15/29	500,000	540,095
Cook County, Illinois Community Consolidated School District	0.00	(c)	12/01/15	1,050,000	1,048,603
DuPage & Cook County Illinois Community School District	5.25		01/01/26	110,000	112,660
Illinois Housing Development Authority, Illinois	4.13		10/20/16	305,000	310,161
Jefferson County Colorado	0.00	(c)	03/01/16	200,000	199,518
Total Municipal Bonds (Cost $2,258,425)					2,211,037
U. S. Government and Agency Obligations | 57.6% of portfolio
National Archives Facility Trust	8.50		09/01/19	26,472	30,473
Overseas Private Investment Corp.	3.56	(d)	04/23/17	3,000,000	3,723,750
Overseas Private Investment Corp.	1.50	(e)	11/17/17	1,000,000	1,060,223
Overseas Private Investment Corp.	1.32	(d)	02/19/18	2,533,926	2,621,447
Overseas Private Investment Corp.	1.14	(e)	06/10/18	4,000,000	4,145,672
Overseas Private Investment Corp.	1.30		06/15/19	571,429	571,318
Overseas Private Investment Corp.	0.78	(e)	07/07/19	1,000,000	1,022,087
Overseas Private Investment Corp.	2.53	(e)	07/07/19	1,000,000	1,133,010
Overseas Private Investment Corp.	0.83	(e)	11/08/19	2,000,000	2,000,798
Overseas Private Investment Corp.	1.50	(e)	11/15/20	1,000,000	1,047,840
Overseas Private Investment Corp.	3.37		05/15/21	653,267	688,533
Overseas Private Investment Corp.	2.07		05/15/21	681,685	683,900
Overseas Private Investment Corp.	2.52		09/15/22	1,000,000	1,010,758
Overseas Private Investment Corp.	2.51		05/15/25	2,239,153	2,260,013
Philippine Power Trust I (b)	5.40		09/26/18	208,333	220,930
Private Export Funding Corp.	2.53		07/15/16	500,000	508,050
The Financing Corp.	0.00	(c)	10/06/17	500,000	487,875
The Financing Corp.	0.00	(c)	02/08/18	500,000	485,195
U.S. Department of Housing and Urban Development	7.91		08/01/17	37,000	37,020
U.S. Department of Housing and Urban Development	5.77		08/01/17	560,000	560,619
U.S. Department of Housing and Urban Development	2.91		08/01/17	1,000,000	1,044,023
U.S. Department of Housing and Urban Development	7.93		08/01/18	80,000	80,088
U.S. Department of Housing and Urban Development	1.88		08/01/19	2,000,000	1,998,540
U.S. Department of Housing and Urban Development	5.45		08/01/19	800,000	839,658
U.S. Department of Housing and Urban Development	6.07		08/01/21	345,000	345,754
U.S. Department of Housing and Urban Development	6.12		08/01/22	776,000	778,087

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	25

Portfolio of Investments  |  Short-Term Government Securities Fund  |  June 30, 2015  |  (Unaudited) (Continued)

U. S. Government and Agency Obligations | 57.6% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
U.S. Department of Housing and Urban Development	5.77%		08/01/26	$500,000	$524,738
United States Treasury Note	1.50		06/30/16	1,000,000	1,011,406
United States Treasury Note	1.00		08/31/16	1,000,000	1,006,797
United States Treasury Note	0.75		01/15/17	500,000	501,641
United States Treasury Note	0.75		03/15/17	1,000,000	1,003,281
United States Treasury Note	0.88		06/15/17	1,000,000	1,004,375
United States Treasury Note	1.88		08/31/17	1,500,000	1,537,383
United States Treasury Note	1.00		09/15/17	1,000,000	1,005,547
United States Treasury Note	0.88		01/15/18	1,000,000	999,844
United States Treasury Note	0.75		04/15/18	4,000,000	3,976,564
United States Treasury Note	1.38		09/30/18	1,000,000	1,007,578
United States Treasury Note	1.63		04/30/19	500,000	505,274
Total U.S. Government and Agency Obligations (Cost $43,144,837)					43,470,089
Commercial Paper | 14.2% of portfolio
Empire District Electric Co. (The) (b)	0.49		07/14/15	439,000	438,923
Empire District Electric Co. (The) (b)	0.49		07/17/15	3,291,000	3,290,283
KCP&L Greater Missouri Operations Co. (b)	0.37		07/01/15	3,767,000	3,767,000
NextEra Energy Capital Holdings, Inc. (b)	0.43		07/08/15	1,172,000	1,171,902
Westar Energy Inc. (b)	0.42		07/22/15	2,016,000	2,015,506
Total Commercial Paper (Cost $10,683,614)					10,683,614
Money Market Fund | Less than 0.1% of portfolio

				Shares
State Street Institutional Liquid Reserves Fund (Premier Class)	0.11	(f)		737	737
Total Money Market Fund (Cost $737)					737

Total Investment in Securities (Cost $75,148,285) | 100%					$75,467,501

(a)	Variable coupon rate as of June 30, 2015.

(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The security has been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $11,217,868 and represents 14.9% of total investments.

(c)	Zero coupon rate.

(d)	Interest is paid at maturity.

(e)	Interest is paid at put date.

(f)	7-day yield at June 30, 2015.

26	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments

Short-Term Bond Fund  |  June 30, 2015  |  (Unaudited)

Corporate Bonds | 30.3% of portfolio

Consumer Discretionary | 0.2%	Interest Rate		Maturity Date	Face Amount	Value
Media
ABC Inc.	8.75%		08/15/21	$810,000	$1,060,178
Total Consumer Discretionary					1,060,178

Consumer Staples | 1.1%
Beverages
Pepsico Inc.	0.70		02/26/16	525,000	525,293
Pepsico Inc.	0.49	(a)	02/26/16	525,000	525,659
Food and Staples Retailing
Sysco Corp.	1.45		10/02/17	165,000	166,650
Wal-Mart Stores Inc.	1.95		12/15/18	1,175,000	1,192,481
Personal Products
Colgate-Palmolive Co.	0.90		05/01/18	550,000	545,669
Colgate-Palmolive Co.	1.75		03/15/19	1,025,000	1,022,727
Procter & Gamble Co. (The)	1.90		11/01/19	1,625,000	1,627,582
Tobacco
Phillip Morris International Inc.	1.25		11/09/17	500,000	499,220
Total Consumer Staples					6,105,281

Energy | 2.4%
Oil, Gas, & Consumable Fuels
ANR Pipeline Co.	9.63		11/01/21	1,025,000	1,349,458
Chevron Corp.	0.89		06/24/16	2,075,000	2,080,810
Chevron Corp.	1.35		11/15/17	500,000	501,942
Chevron Corp.	1.10		12/05/17	475,000	472,876
Chevron Corp.	1.37		03/02/18	1,400,000	1,396,732
Chevron Corp.	1.72		06/24/18	975,000	980,024
Chevron Corp.	2.19		11/15/19	375,000	376,780
ConocoPhillips Co.	1.50		05/15/18	965,000	963,794
Colonial Pipeline Co. (b)	3.50		10/15/20	875,000	902,603
Exxon Mobil Corp.	1.82		03/15/19	1,050,000	1,050,644
Exxon Mobil Corp.	1.31		03/06/18	3,300,000	3,295,271
Total Energy					13,370,934

Financials | 7.9%
Banks
Agricultural Bank of China NY	1.19	(a)	05/21/18	665,000	664,808
Agricultural Bank of China NY	2.00		05/21/18	915,000	912,004
American Express Bank FSB	1.65		07/09/18	250,000	249,853
American Express Centurion Bank	1.60		06/25/18	250,000	248,704
Bank of America NA	0.57	(a)	06/15/16	2,025,000	2,018,694
Bank of America NA	0.59	(a)	06/15/17	1,550,000	1,538,307
Bank of America NA	1.75		06/05/18	1,250,000	1,246,650
Capital One Bank USA NA	1.65		07/09/18	250,000	249,853
Credit Suisse New York	1.29	(a)	09/13/16	1,980,000	1,982,218
Discover Bank	1.65		07/09/18	250,000	249,853
Industrial & Commercial Bank of China NY	1.47	(a)	11/13/17	250,000	251,146
Industrial & Commercial Bank of China NY	2.35		11/13/17	250,000	251,778
JP Morgan Chase Bank NA	0.62	(a)	06/13/16	14,300,000	14,266,323
Landesbank Baden-Wuerttemberg NY	5.05		12/30/15	7,650,000	7,804,607
Union Bank NA	5.95		05/11/16	525,000	546,692
Sallie Mae Bank	1.50		10/30/17	250,000	250,275
State Bank of India NY	1.60		12/05/17	250,000	249,761
UBS AG, Stamford CT	1.80		03/26/18	1,675,000	1,671,677
WestLB AG, NY	4.80		07/15/15	275,000	275,009

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	27

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2015  |  (Unaudited) (Continued)

Corporate Bonds | 30.3% of portfolio (Continued)

Financials | 7.9% (Continued)	Interest Rate		Maturity Date	Face Amount	Value
Capital Markets
Vesey Street Investment Trust I	4.40%		09/01/16	$2,275,000	$2,356,156
Consumer Finance
General Electric Capital Corp.	1.09	(a)	12/20/17	1,100,000	1,109,889
Diversified Financial Services
Xtra Finance Corp.	5.15		04/01/17	4,650,000	4,958,588
Real Estate Management & Development
Fishers Lane LLC (b)	2.03		04/05/17	750,000	751,275
Total Financials					44,104,120

Health Care | 1.9%
Health Care Equipment & Supplies
Baxter International Inc.	0.95		06/01/16	825,000	823,411
Baxter International Inc.	1.85		01/15/17	2,250,000	2,264,792
Health Care Providers & Services
UnitedHealth Group Inc.	0.85		10/15/15	550,000	550,431
UnitedHealth Group Inc.	1.40		12/15/17	825,000	823,370
Pharmaceuticals
Bristol-Myers Squibb Co.	0.88		08/01/17	4,125,000	4,107,069
Johnson & Johnson	1.13		11/21/17	750,000	749,777
Johnson & Johnson	1.88		12/05/19	775,000	776,097
Merck & Co., Inc.	1.85		02/10/20	475,000	470,619
Total Health Care					10,565,566

Industrials | 2.1%
Aerospace & Defense
Rockwell Collins Inc.	0.64	(a)	12/15/16	1,175,000	1,174,558
United Technologies Corp.	1.78		05/04/18	1,000,000	1,002,558
Industrial Conglomerates
General Electric Co.	0.85		10/09/15	550,000	550,805
General Electric Co.	5.25		12/06/17	3,900,000	4,247,474
Machinery
Caterpillar Inc.	1.50		06/26/17	500,000	504,697
Road & Rail
Burlington Northern & Santa Fe Railway Co.	4.58		01/15/21	547,621	581,847
Burlington Northern & Santa Fe Railway Co.	4.83		01/15/23	95,734	103,280
Skyway Concession Co. LLC (b)	0.56	(a)	06/30/17	3,825,000	3,686,344
Union Pacific Railroad Co.	6.85		01/02/19	31,004	33,652
Total Industrials					11,885,215

Information Technology | 4.0%
Communications Equipment
Cisco Systems Inc.	0.56	(a)	03/03/17	1,650,000	1,652,318
Cisco Systems Inc.	1.10		03/03/17	600,000	601,648
IT Services
Dun & Bradstreet Corp.	2.88		11/15/15	990,000	997,783
Software
Microsoft Corp.	0.88		11/15/17	250,000	249,402
Microsoft Corp.	1.00		05/01/18	900,000	894,409
Microsoft Corp.	1.63		12/06/18	675,000	679,941
Oracle Corp.	0.47	(a)	07/07/17	4,600,000	4,599,048
Technology Hardware, Storage & Peripherals
Intel Corp.	1.35		12/15/17	950,000	949,711
Apple Inc.	1.00		05/03/18	8,150,000	8,058,924
Apple Inc.	1.05		05/05/17	1,650,000	1,654,701
Apple Inc.	2.10		05/06/19	2,100,000	2,120,389
Total Information Technology					22,458,274

28	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2015  |  (Unaudited) (Continued)

Corporate Bonds | 30.3% of portfolio (Continued)

Materials | 1.8%	Interest Rate		Maturity Date	Face Amount	Value
Chemicals
PetroLogistics LP	6.25%		04/01/20	$9,680,000	$10,349,759
Total Materials					10,349,759

Utilities | 7.3%
Electric Utilities
Ameren Illinois Co.	6.25		04/01/18	450,000	504,316
Ameren Illinois Co.	6.20		06/15/16	5,000,000	5,242,750
Atlantic City Electric Co.	4.35		04/01/21	1,625,000	1,748,299
Connecticut Light & Power Co.	5.75		09/01/17	325,000	353,658
Duke Energy Indiana Inc.	0.63	(a)	07/11/16	1,450,000	1,451,030
Georgia Power Co.	0.61	(a)	03/15/16	850,000	849,165
Georgia Power Co.	0.67	(a)	08/15/16	4,100,000	4,092,911
Gulf Power Co.	5.90		06/15/17	9,250,000	10,043,539
Public Service Co. of New Hampshire	4.50		12/01/19	2,575,000	2,812,685
Southern California Edison Co.	1.13		05/01/17	325,000	324,604
Southern California Edison Co.	1.25		11/01/17	870,000	869,052
Southern California Edison Co.	1.85		02/01/22	6,525,000	6,514,638
Gas Utillities
Questar Corp.	2.75		02/01/16	2,825,000	2,857,120
Southern Natural Gas Company, LLC	4.40		06/15/21	1,100,000	1,134,597
WGL Holdings Inc.	2.25		11/01/19	2,125,000	2,116,519
Total Utilities					40,914,883

Telecomunication Services | 1.6%
Diversified Telecommunication Services
AT&T Inc.	0.80		12/01/15	675,000	674,979
AT&T Inc.	0.90		02/12/16	6,425,000	6,425,000
Southwestern Bell Telephone Co.	7.00		07/01/15	525,000	525,000
Wireless Telecommunication Services
Ameritech Capital Funding Corp.	6.45		01/15/18	1,200,000	1,331,362
Total Telecommunication Services					8,956,341
Total Corporate Bonds (Cost $169,025,720)					169,770,551
Yankee Bonds | 9.9% of portfolio
Alibaba Group Holding Ltd. (b)	2.50		11/28/19	1,275,000	1,260,061
African Development Bank	6.88		10/15/15	4,825,000	4,902,634
Bayer US Finance LLC (b)	1.50		10/06/17	350,000	351,447
Canadian National Railway Co.	7.20		01/02/16	1,945,355	2,000,942
CNOOC Finance (2013) Ltd.	1.13		05/09/16	2,680,000	2,677,674
CNOOC Nexen Finance (2014) ULC	1.63		04/30/17	3,460,000	3,464,446
CNOOC Nexen Finance (2015) Australia Pty Ltd.	2.63		05/05/20	425,000	419,074
Commonwealth Bank of Australia (b)	1.53	(a)	03/31/17	800,000	801,374
Compagnie de Financement Foncier	0.23	(a)	03/22/17	2,100,000	2,070,625
Daimler Finance NA LLC (b)	1.25		01/11/16	1,175,000	1,178,402
Daimler Finance NA LLC (b)	1.38		08/01/17	400,000	399,368
Daimler Finance NA LLC (b)	0.62	(a)	08/01/17	775,000	774,010
DEPFA ACS Bank (b)	4.88		10/28/15	500,000	506,593
Dexia Municipal Agency	5.25		02/16/17	1,100,000	1,173,970
Diageo Capital plc	0.63		04/29/16	1,375,000	1,373,050
Eni Coordination Center SA	4.80		08/10/15	1,775,000	1,782,011
Export-Import Bank of Korea	0.98	(a)	11/26/16	1,000,000	1,000,547
France Telecom	2.13		09/16/15	825,000	826,950
GlaxoSmithKline Capital Corp.	0.70		03/18/16	925,000	926,384
Hydro-Quebec	6.27		01/03/26	80,000	99,078

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	29

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2015  |  (Unaudited) (Continued)

Yankee Bonds | 9.9% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
Hypothekenbank Frankfurt International SA	0.22	%(a)	07/12/16	$930,000	$913,313
ING Bank NV (b)	2.00		09/25/15	2,625,000	2,631,943
International Bank for Reconstruction and Development	0.00	(d)	05/01/18	295,000	280,111
Mitsubishi Corp.	2.75		09/16/15	300,000	301,233
Nexen Energy ULC	5.65		05/15/17	220,000	233,936
NRAM plc (b)	5.63		06/22/17	1,100,000	1,191,933
Shell International Finance BV	1.90		08/10/18	3,175,000	3,204,134
Shell International Finance BV	2.13		05/11/20	665,000	663,432
Sinopec Group Overseas Development (2014) Ltd.(b)	1.75		04/10/17	1,075,000	1,075,391
Sinopec Group Overseas Development (2015) Ltd.(b)	2.50		04/28/20	1,075,000	1,062,646
Statoil ASA	1.25		11/09/17	2,500,000	2,494,845
Statoil ASA	1.95		11/08/18	325,000	326,520
Total Capital Canada Ltd.	0.66	(a)	01/15/16	1,175,000	1,177,136
Total Capital International SA	1.00		08/12/16	2,000,000	2,003,452
TransCanada PipeLines Ltd.	0.75		01/15/16	3,575,000	3,573,130
TransCanada PipeLines Ltd.	1.88		01/12/18	775,000	779,763
TransCanada PipeLines Ltd.	1.07	(a)	01/12/18	2,350,000	2,355,248
Vodafone Group plc	0.66	(a)	02/19/16	850,000	849,561
Volkswagen Group of America Finance LLC (b)	1.25		05/23/17	1,650,000	1,651,673
Volkswagen International Finance NV (b)	1.15		11/20/15	650,000	651,463
Total Yankee Bonds (Cost $55,239,200)					55,409,503
Asset Backed Securities | 24.8% of portfolio
Access Group Inc. 01	0.64	(a)	05/25/29	1,177,553	1,116,115
Access Group Inc. 04-A	0.54	(a)	04/25/29	568,674	560,109
Access Group Inc. 05-B	0.51	(a)	07/25/22	175,938	174,931
Ally Master Owner Trust 13-1	0.64	(a)	02/15/18	925,000	925,181
Ally Master Owner Trust 13-1	1.00		02/15/18	925,000	926,175
Ally Master Owner Trust 14-1	0.66	(a)	01/15/19	1,450,000	1,449,711
Ally Master Owner Trust 14-1	1.29		01/15/19	1,725,000	1,727,917
Ally Master Owner Trust 14-2	0.56	(a)	01/16/18	2,325,000	2,322,691
Ally Master Owner Trust 14-3	1.33		03/15/19	1,500,000	1,503,335
Ally Master Owner Trust 14-4	0.59	(a)	06/17/19	4,025,000	4,015,759
Ally Master Owner Trust 14-4	1.43		06/17/19	4,075,000	4,084,572
Ally Master Owner Trust 14-5	0.68	(a)	10/15/19	4,500,000	4,509,374
Ally Master Owner Trust 14-5	1.60		10/15/19	4,000,000	4,016,220
Ally Master Owner Trust 15-2	1.83		01/15/21	725,000	721,772
American Credit Acceptance Receivable 13-1 (b)	1.45		04/16/18	131,720	131,733
Axis Equipment Finance Receivables LLC 13-1 (b)	1.75		03/20/17	440,399	440,447
Axis Equipment Finance Receivables LLC 15-1A (b)	1.90		03/20/20	1,500,000	1,500,087
Capital Auto Receivables Asset Trust 14-2	0.91		04/20/17	7,600,000	7,600,464
CCR Inc. MT-100 Payment Rights Master Trust 12-C (b)	4.75		07/10/22	1,750,000	1,736,401
College Loan Corp Trust 07-2	0.53	(a)	01/25/24	19,395,000	18,682,292
CPS Auto Trust 11-B (b)	3.68		09/17/18	73,706	74,391
CPS Auto Trust 11-C (b)	4.21		03/15/19	132,904	135,010
CPS Auto Trust 12-A (b)	2.78		06/17/19	119,323	120,688
CPS Auto Trust 13-A (b)	1.31		06/15/20	920,036	917,588
CPS Auto Trust 13-B (b)	1.82		09/15/20	911,899	912,213
CPS Auto Trust 13-C (b)	1.64		04/16/18	1,235,335	1,237,875
CPS Auto Trust 13-D (b)	1.54		07/16/18	279,969	280,381
CPS Auto Trust 14-C (b)	1.31		02/15/19	2,474,891	2,474,429
CPS Auto Trust 15-A (b)	1.53		07/15/19	2,429,947	2,439,971
Credit Acceptance Auto Loan Trust 12-2 (b)	2.21		09/15/20	550,000	552,431
Edlinc Student Loan Funding Trust 12-A (b)	3.19	(a)	10/01/25	4,149,081	4,088,015
Education Loan Asset Backed Trust 13-1 (b)	1.19	(a)	11/25/33	6,243,038	5,832,983
Element Rail Leasing I LLC 14-1 (b)	2.30		04/19/44	3,115,452	3,095,859
Element Rail Leasing I LLC 15-1 (b)	2.71		02/19/45	1,083,926	1,084,478

30	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2015  |  (Unaudited) (Continued)

Asset Backed Securities | 24.8% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
Flagship Credit Auto Trust 13-2 (b)	1.94%		01/15/19	$751,919	$755,677
Ford Credit Floorplan Master Owner Trust 13-5	1.50		09/15/18	3,325,000	3,348,644
Ford Credit Floorplan Master Owner Trust 13-5	0.66	(a)	09/15/18	3,325,000	3,330,300
Ford Credit Floorplan Master Owner Trust 14-1	1.20		02/15/19	1,750,000	1,749,958
Ford Credit Floorplan Master Owner Trust 14-1	0.59	(a)	02/15/19	1,750,000	1,750,058
FRS I LLC 13-1 (b)	1.80		04/15/43	237,630	235,376
Goal Capital Funding Trust 06-1	0.40	(a)	11/25/26	2,493,491	2,476,715
HLSS Servicer Advance Receivable 13-T5 (b)	1.98		08/15/46	1,375,000	1,373,625
HLSS Servicer Advance Receivable 13-T7 (b)	1.98		11/15/46	1,300,000	1,293,500
KeyCorp Student Loan Trust 00-A	0.60	(a)	05/25/29	902,106	875,588
KeyCorp Student Loan Trust 00-B	0.59	(a)	07/25/29	959,391	910,890
KeyCorp Student Loan Trust 04-A	0.58	(a)	10/28/41	885,789	878,475
KeyCorp Student Loan Trust 04-A	0.71	(a)	01/27/43	653,074	574,623
KeyCorp Student Loan Trust 05-A	0.68	(a)	09/27/40	543,405	472,707
KeyCorp Student Loan Trust 06-A	0.47	(a)	06/27/29	667,484	665,684
KeyCorp Student Loan Trust 06-A	0.59	(a)	09/27/35	1,300,000	1,263,623
Longtrain Leasing III LLC 2015-1A (b)	2.98		01/15/45	765,618	762,223
Marriott Vacation Club Owners Trust 08-1A (b)	7.20		05/20/30	101,176	103,207
National Collegiate Student Loan Trust 04-1	0.54	(a)	06/25/27	922,800	915,028
National Collegiate Student Loan Trust 05-3	0.43	(a)	07/25/28	64,985	64,792
National Collegiate Student Loan Trust 06-1	0.38	(a)	05/25/26	88,687	88,397
One Main Financial Issuance Trust 14-2 (b)	2.47		09/18/24	2,300,000	2,312,213
One Main Financial Issuance Trust 15-2A (b)	2.57		07/18/25	500,000	500,380
SLC Student Loan Trust 06-A	0.58	(a)	07/15/36	3,275,000	3,191,677
SLC Student Loan Trust 06-A	0.73	(a)	07/15/36	6,250,000	5,535,731
SLM Student Loan Trust 03-A	0.73	(a)	09/15/20	2,158,833	2,138,352
SLM Student Loan Trust 03-B	0.69	(a)	03/15/22	3,858,393	3,831,284
SLM Student Loan Trust 04-A	0.49	(a)	03/16/20	150,195	150,088
SLM Student Loan Trust 04-B	0.49	(a)	06/15/21	477,100	474,547
SLM Student Loan Trust 04-B	0.62	(a)	03/15/24	5,275,000	5,058,134
SLM Student Loan Trust 05-A	0.49	(a)	06/15/23	3,359,422	3,271,344
SLM Student Loan Trust 06-A	0.48	(a)	12/15/23	1,635,153	1,617,742
SLM Student Loan Trust 07-A	0.41	(a)	09/15/25	1,441,026	1,426,407
Small Business Administration 02-20K	5.08		11/01/22	36,019	38,641
Small Business Administration 05-10E	4.54		09/01/15	5,285	5,317
Springcastle Funding Asset-Backed Notes 14-A (b)	2.70		05/25/23	2,311,088	2,325,230
World Financial Network Credit Card Trust 13-B	0.91		03/16/20	2,075,000	2,075,556
Total Asset Backed Securities (Cost $136,984,080)					139,233,331
Mortgage Backed Securities | 3.4% of portfolio
Accredited Mortgage Loan Trust 03-1	4.33	(a)	06/25/33	132,630	126,031
ACE Securities Corp. 06-ASL1	0.46	(a)	02/25/36	385,684	226,886
ACE Securities Corp. 06-GP1	0.45	(a)	02/25/31	41,659	40,354
ACE Securities Corp. 06-SL1	0.50	(a)	09/25/35	139,462	84,266
Adjustable Rate Mortgage Trust 05-10	2.66	(a)	01/25/36	84,980	72,576
American Business Financial Services 02-1	7.01		12/15/32	70,741	68,814
American Home Mortgage Investment Trust 05-01	2.42	(a)	06/25/45	161,415	159,290
American Home Mortgage Investment Trust 05-03	4.97		09/25/35	20,038	20,243
Amresco Residential Securities 98-1	7.57		10/25/27	54,779	62,683
Banc of America Alternative Loan Trust Inc. 07-2	5.75		06/25/37	138,742	108,294
Banc of America Funding Corp. 04-A	2.62	(a)	09/20/34	14,713	14,583
Banc of America Funding Corp. 05-G	4.72	(a)	10/20/35	318,457	302,077
Banc of America Funding Corp. 07-5	6.50		07/25/37	42,132	43,356
Banc of America Mortgage Securities Inc. 02-J	3.58	(a)	09/25/32	2,886	2,783
Banc of America Mortgage Securities Inc. 05-1	5.00		02/25/20	12,784	13,113
Banc of America Mortgage Securities Inc. 05-C	2.66	(a)	04/25/35	33,074	30,498
Bayview Financial Acquisition Trust 06-D	5.93		12/28/36	4,450,000	4,339,102

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	31

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2015  |  (Unaudited) (Continued)

Mortgage Backed Securities | 3.4% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
Bayview Financial Asset Trust 07-SR1A (b)	0.64	%(a)	03/25/37	$200,203	$173,502
Bear Stearns Adjustable Rate Mortgage Trust 04-10	2.73	(a)	01/25/35	275,562	273,256
Bear Stearns Adjustable Rate Mortgage Trust 05-12	5.39	(a)	02/25/36	41,386	38,596
Bear Stearns ALT-A Trust 04-11	2.66	(a)	11/25/34	18,474	15,740
Bear Stearns ALT-A Trust 05-4	2.58	(a)	05/25/35	109,723	106,142
Bear Stearns ALT-A Trust 05-9	4.87	(a)	11/25/35	56,131	42,275
Bear Stearns ALT-A Trust 06-6	2.72	(a)	11/25/36	192,379	147,578
Bear Stearns Asset Backed Securities Trust 03-3	1.36	(a)	06/25/43	55,432	52,746
Bear Stearns Asset Backed Securities Trust 04-HE5	2.06	(a)	07/25/34	194,012	181,273
Bear Stearns Structured Products Inc., 00-1 (b)	7.25	(a)	08/28/33	2,941	2,638
CDC Mortgage Capital Trust 02-HE1	0.81	(a)	01/25/33	318,992	298,593
Chase Mortgage Finance Corp. 05-A1	4.66	(a)	12/25/35	12,489	11,923
Chaseflex Trust 05-2	6.00		06/25/35	112,843	102,897
CITICORP Mortgage Securities, Inc. 07-1	5.50		01/25/22	15,773	15,842
CITICORP Mortgage Securities, Inc. 07-1	5.89	(c)	03/25/37	237,993	252,229
Citigroup Mortgage Loan Trust, Inc. 05-7	2.27	(a)	09/25/35	266,416	203,104
Cityscape Home Equity Loan Trust 96-2	8.10		08/25/26	69,547	69,713
CMO Trust 17	7.25		04/20/18	39	39
Conseco Finance Securitizations Corp. 01-2	6.60		02/01/33	146,982	152,628
Contimortgage Home Equity Loan Trust 95-2	8.10		08/15/25	27,057	25,804
Countrywide Alternative Loan Trust 04-24CB	6.00		11/25/34	55,131	56,127
Countrywide Alternative Loan Trust 05-11CB	5.50		06/25/35	128,310	128,588
Countrywide Alternative Loan Trust 05-43	5.07	(a)	10/25/35	37,574	34,135
Countrywide Asset Backed Certificate 02-S2	5.98		01/25/17	100,789	101,349
Countrywide Asset Backed Certificate 02-S4	5.22	(a)	10/25/17	137,704	137,565
Countrywide Asset Backed Certificate 04-S1	5.12		02/25/35	40,708	41,456
Countrywide Asset Backed Certificate 06-S7	5.71	(a)	11/25/35	109,671	106,937
Countrywide Asset Backed Certificate 07-S1	5.69		11/25/36	75,268	72,546
Countrywide Home Loans 03-49	2.43	(a)	12/19/33	31,369	31,932
Countrywide Home Loans 05-HYB8	4.26	(a)	12/20/35	108,711	96,611
Countrywide Home Loans 06-HYB5	2.40	(a)	09/20/36	64,255	56,711
Credit Suisse First Boston Mortgage 03-21	4.75		08/25/18	23,159	23,416
Credit Suisse First Boston Mortgage 03-AR24	2.56	(a)	10/25/33	219,796	216,842
Credit Suisse First Boston Mortgage 03-FFA	5.91	(a)	02/25/33	48,148	47,797
Credit Suisse First Boston Mortgage 04-AR3	2.51	(a)	04/25/34	64,175	65,432
Credit Suisse First Boston Mortgage 05-10	5.25		11/25/20	71,335	71,927
Credit Suisse First Boston Mortgage 06-2	5.91	(a)	07/25/36	1,120,000	117,060
DLJ Mortgage Acceptance Corp. 91-3	1.96	(a)	01/25/21	7,066	7,128
Encore Credit Receivables Trust 05-3	0.67	(a)	10/25/35	675,000	659,600
FHLMC 2419	5.50		03/15/17	1,629	1,662
FHLMC 2649	4.50		07/15/18	78,724	81,867
FHLMC 780754	2.38	(a)	08/01/33	4,306	4,590
First Alliance Mortgage Loan Trust 94-1	5.85		04/25/25	15,591	15,628
First Alliance Mortgage Loan Trust 94-2	7.63		07/25/25	622	621
First Horizon Mortgage Alternative Mortgage Securities 04-AA3	2.20	(a)	09/25/34	26,473	25,859
First Horizon Mortgage Pass-Through Trust 05-AR2	2.95	(a)	05/25/35	134,588	124,926
FNMA 03-38	5.00		03/25/23	10,172	10,421
FNMA 03-86	4.50		09/25/18	49,911	50,896
FNMA 813842	1.84	(a)	01/01/35	18,558	19,507
GMAC Mortgage Corp. Loan Trust 06-HE3	5.75		10/25/36	42,409	41,416
GMAC Mortgage Corp. Loan Trust 07-HE1	5.95		08/25/37	1,100,000	1,014,240
GNMA 02-15	5.50		11/20/31	1,160	1,161
GNMA 03-11	4.00		10/17/29	102,611	109,095
GNMA 03-12	4.50		02/20/32	4,797	4,847
GNMA 03-26	0.63	(a)	04/16/33	12,250	12,323
GNMA 04-17	4.50		12/20/33	21,042	22,549
GNMA 583189	4.50		02/20/17	6,272	6,595
Green Tree Financial Corp. 98-5	6.22		03/01/30	101,939	108,033
GS Mortgage Loan Trust 03-10	2.36	(a)	10/25/33	118,705	118,445
GS Mortgage Loan Trust 05-8F	5.50		10/25/20	26,400	26,964

32	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2015  |  (Unaudited) (Continued)

Mortgage Backed Securities | 3.4% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
GS Mortgage Loan Trust 05-AR3	2.63	%(a)	05/25/35	$72,535	$67,079
GS Mortgage Loan Trust 05-AR6	2.73	(a)	09/25/35	48,559	48,771
Home Equity Mortgage Trust 06-1	5.80		05/25/36	1,016,124	802,856
Home Savings of America 9	3.75	(a)	11/25/17	38,494	38,851
Home Savings of America 11	4.80	(a)	01/25/18	39,016	39,323
IMPAC Secured Assets Corp. 03-3	5.08	(a)	08/25/33	129,241	135,472
Indymac Indx Mortgage Loan Trust 04-AR6	2.65	(a)	10/25/34	7,501	7,319
Indymac Indx Mortgage Loan Trust 05-AR15	4.53	(a)	09/25/35	37,185	31,689
Indymac Residential Mortgage-Backed Trust 05-L1 (g)	0.59	(a)	07/25/13	191,221	110,210
JP Morgan Mortgage Trust 05-A2	2.14	(a)	04/25/35	212,926	207,837
Lehman ABS Manufactured Housing Contract 01-B	4.35		04/15/40	54,830	56,404
Master Adjustable Rate Mortgages Trust 04-13	2.67	(a)	04/21/34	23,694	23,848
Master Adjustable Rate Mortgages Trust 05-1	2.86	(a)	01/25/35	18,339	18,260
Master Alternative Loans Trust 03-5	6.00		08/25/33	46,077	49,082
Master Asset Backed Securities Trust 07-NCW (b)	0.48	(a)	05/25/37	442,220	395,060
Master Asset Securitization Trust 03-6	5.00		07/25/18	5,397	5,511
Master Asset Securitization Trust 07-1	6.00		10/25/22	16,197	15,934
Merrill Lynch Mortgage Investors Trust 03-A2	1.91	(a)	02/25/33	39,324	37,860
Merrill Lynch Mortgage Investors Trust 06-SL1	0.54	(a)	09/25/36	165,521	159,019
Morgan Stanley Capital Inc. 04-1	5.00		11/25/18	27,033	27,318
Morgan Stanley Mortgage Loan Trust 05-5AR	4.94	(a)	09/25/35	37,228	27,987
Morgan Stanley Mortgage Loan Trust 06-1AR	2.85	(a)	02/25/36	124,547	97,644
Morgan Stanley Mortgage Loan Trust 07-10XS	6.00		07/25/47	611,578	200,309
New Century Home Equity Loan Trust 97-NC5	6.35	(a)	10/25/28	10	10
Nomura Asset Acceptance Corporation 06-AF2	0.28	(a)	08/25/36	173,815	69,907
Nomura Asset Acceptance Corporation 07-1	5.96		03/25/47	194,659	196,749
Oakwood Mortgage Investors, Inc. 99-D	7.84		11/15/29	260,482	268,088
Oakwood Mortgage Investors, Inc. 02-A (g)	0.44	(a)	09/15/14	129,726	114,477
Option One Mortgage Loan Trust 07-FXD2	5.90		03/25/37	15,076	13,851
Ownit Mortgage Loan Asset Backed Certificate 05-5	0.47	(a)	10/25/36	202,059	200,562
Prime Mortgage Trust 05-2	5.00		07/25/20	19,734	19,993
Residential Accredit Loans, Inc. 02-QS9	0.79	(a)	07/25/32	3,725	3,395
Residential Accredit Loans, Inc. 05-QS5	5.70		04/25/35	34,564	32,556
Residential Accredit Loans, Inc. 06-QS4	6.00		04/25/36	303,909	262,337
Residential Asset Mortgage Products Inc. 02-RS5	4.75		09/25/32	117,324	117,831
Residential Asset Mortgage Products Inc. 03-RZ3	4.62		06/25/33	99,130	95,404
Residential Asset Securitization Trust 04-A3	5.25		06/25/34	31,382	32,352
Residential Asset Securitization Trust 05-A14	5.50		12/25/35	139,367	120,228
Residential Funding Mortgage Securities 00-HI5	7.98		12/25/25	124,439	123,796
Residential Funding Mortgage Securities I 03-S15	4.50		08/25/18	13,611	13,833
Residential Funding Mortgage Securities I 05-SA2	2.86	(a)	06/25/35	35,185	29,831
Residential Funding Mortgage Securities I 06-SA1	3.78	(a)	02/25/36	36,996	33,212
Ryland Acceptance Corp. 64 E	3.50	(a)	04/01/18	14,926	14,984
SACO I Trust 05-6	0.76	(a)	09/25/35	73,156	72,793
Salomon Brothers Mortgage Securities 97-LB6	6.82		12/25/27	8	8
Structured Adjustable Rate Mortgage Loan Trust 04-3AC	2.40	(a)	03/25/34	18,160	18,211
Structured Adjustable Rate Mortgage Loan Trust 04-4	2.39	(a)	04/25/34	462,985	456,100
Structured Adjustable Rate Mortgage Loan Trust 04-11	2.52	(a)	08/25/34	35,582	35,395
Structured Adjustable Rate Mortgage Loan Trust 04-18	2.60	(a)	12/25/34	75,043	54,158
Structured Adjustable Rate Mortgage Loan Trust 05-11	2.54	(a)	05/25/35	313,187	290,068
Structured Adjustable Rate Mortgage Loan Trust 06-1	2.43	(a)	02/25/36	28,609	25,123
Structured Adjustable Rate Mortgage Loan Trust 06-4	4.50	(a)	05/25/36	74,582	58,078
Structured Adjustable Rate Mortgage Loan Trust 06-4	5.08	(a)	05/25/36	79,517	68,614
Structured Asset Mortgage Investments 04-AR5	2.18	(a)	10/19/34	26,231	25,729
Structured Asset Securities Corp. 98-RF1 (b)	6.60	(a)	04/15/27	25,571	25,650
Structured Asset Securities Corp. 03-37A	2.46	(a)	12/25/33	163,039	159,538
Structured Asset Securities Corp. 04-3	5.22	(a)	03/25/24	119,803	123,055
Terwin Mortgage Trust 04-5HE	1.07	(a)	06/25/35	471,910	445,552
Vanderbilt Mortgage & Finance 03-A	0.83	(a)	05/07/26	63,269	62,332
Wachovia Mortgage Loan Trust 06-A	2.70	(a)	05/20/36	116,516	111,195

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	33

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2015  |  (Unaudited) (Continued)

Mortgage Backed Securities | 3.4% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
Washington Mutual Mortgage Securities Corp. 04-AR3	2.46	%(a)	06/25/34	$46,716	$47,202
Washington Mutual Mortgage Securities Corp. 04-AR14	2.39	(a)	01/25/35	81,823	82,446
Washington Mutual MSC Mortgage Pass-Through Certificates 03-MS2	5.00		03/25/18	13,490	13,678
Wells Fargo Mortgage Backed Securities Trust 04-B	2.49	(a)	02/25/34	13,154	13,126
Wells Fargo Mortgage Backed Securities Trust 04-E	2.75	(a)	05/25/34	18,408	18,400
Wells Fargo Mortgage Backed Securities Trust 04-EE	2.60	(a)	12/25/34	16,016	16,134
Wells Fargo Mortgage Backed Securities Trust 04-F	2.60	(a)	06/25/34	56,473	57,297
Wells Fargo Mortgage Backed Securities Trust 04-I	2.61	(a)	07/25/34	3,665	3,697
Wells Fargo Mortgage Backed Securities Trust 04-K	2.74	(a)	07/25/34	76,306	76,468
Wells Fargo Mortgage Backed Securities Trust 04-K	2.73	(a)	07/25/34	30,979	31,225
Wells Fargo Mortgage Backed Securities Trust 04-K	2.73	(a)	07/25/34	34,463	34,660
Wells Fargo Mortgage Backed Securities Trust 04-R	2.62	(a)	09/25/34	40,375	40,881
Wells Fargo Mortgage Backed Securities Trust 05-AR14	4.89	(a)	08/25/35	18,786	18,596
Wells Fargo Mortgage Backed Securities Trust 05-AR15	2.62	(a)	09/25/35	162,210	160,391
Wells Fargo Mortgage Backed Securities Trust 05-AR16	5.23	(a)	10/25/35	36,240	35,654
Wells Fargo Mortgage Backed Securities Trust 06-AR4	5.68	(a)	04/25/36	30,800	30,527
Wells Fargo Mortgage Backed Securities Trust 06-AR19	5.59	(a)	12/25/36	20,234	19,539
Total Mortgage Backed Securities (Cost $20,159,180)					18,854,830
Municipal Bonds | 22.7% of portfolio
Alaska Housing Finance Corp.	2.80		12/01/26	270,000	274,644
Alaska Housing Finance Corp.	0.98	(a)	06/01/43	5,150,000	5,165,914
Alaska Student Loan Corp.	0.69	(a)	08/25/31	1,058,540	1,057,354
Atlantic City NJ	4.00		11/01/16	400,000	366,604
Austin TX	1.58		09/01/17	3,250,000	3,273,043
California, State of	1.05		02/01/16	925,000	927,710
Colorado Housing & Finance Authority	1.17		05/01/17	1,625,000	1,619,410
Colorado Housing & Finance Authority	1.69		05/01/18	1,605,000	1,601,164
Colorado State Department of Corrections	2.26		09/01/17	3,375,000	3,437,471
Desert Sands California Unified School District	2.28		06/01/19	375,000	373,283
Energy Northwest, WA	1.06		07/01/15	350,000	350,000
Energy Northwest, WA	2.15		07/01/18	850,000	867,230
Florida Hurricane Catastrophe Fund Finance Corp.	1.30		07/01/16	1,750,000	1,758,453
Illinois Housing Development Authority	1.14		01/01/16	305,000	304,854
Illinois, State of Sales Tax Revenue	1.36		06/15/16	2,200,000	2,210,142
Illinois, State of Sales Tax Revenue	2.23		06/15/19	3,625,000	3,589,983
Indiana Bond Bank	1.48		01/15/17	1,285,000	1,294,933
Indiana Bond Bank	2.08		01/15/19	300,000	301,107
Indianapolis, Indiana Local Public Improvement Bond Bank	1.58		06/01/16	600,000	602,802
Jackson Tennessee Energy Authority	1.15		04/01/16	400,000	401,176
Jersey City, NJ	1.51		09/01/16	950,000	952,451
Jobsohio Beverage System, OH	1.57		01/01/17	925,000	933,057
Lehigh County Authority PA	3.44		12/01/18	3,825,000	3,935,275
Massachusetts Housing Finance Agency	1.17		12/01/15	230,000	230,301
Massachusetts Housing Finance Agency	1.31		06/01/16	145,000	145,394
Mississippi, State of	2.40		10/01/22	225,000	222,318
Monroe County, NY Industrial Development Corp.	2.60		01/15/16	265,000	265,024
New Jersey Economic Development Authority	0.00	(d)	02/15/16	6,675,000	6,584,354
New Jersey Economic Development Authority	1.06		03/01/16	1,400,000	1,395,506
New Jersey Economic Development Authority	0.00	(d)	02/15/17	950,000	912,637
New Jersey Economic Development Authority	0.00	(d)	02/15/18	3,125,000	2,877,406
New Jersey Economic Development Authority	0.00	(d)	02/15/19	1,290,000	1,133,368
New Jersey Economic Development Authority	0.00	(d)	02/15/20	10,450,000	8,680,502
New Jersey Economic Development Authority	0.00	(d)	02/15/21	1,350,000	1,053,945
New Jersey Economic Development Authority	0.00%		02/15/22	755,000	562,973
New Orleans Louisiana	2.12		09/01/17	825,000	828,473

34	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2015  |  (Unaudited) (Continued)

Municipal Bonds | 22.7% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
New Orleans Louisiana	2.80%		09/01/19	$1,725,000	$1,739,990
New York City, NY Transitional Finance Authority	1.80		08/01/18	1,475,000	1,484,809
New York City, NY Transitional Finance Authority	1.85		05/01/19	2,025,000	2,012,972
New York City, NY Transitional Finance Authority	2.45		08/01/20	1,000,000	1,014,560
New York City, NY Transitional Finance Authority	2.75		11/01/20	2,695,000	2,750,760
New York City, NY Transitional Finance Authority	2.85		02/01/21	2,775,000	2,845,402
New York State Urban Development Corp.	2.35		03/15/20	4,350,000	4,385,366
North Carolina Housing Finance Agency	4.00		01/01/30	1,535,000	1,554,694
North Carolina State Education Assistance Authority	0.99	(a)	07/25/39	915,915	918,810
Oakland California Redevelopment Agency	7.25		09/01/15	400,000	403,348
Oklahoma Student Loan Authority	0.69	(a)	02/25/32	875,272	875,298
Pennsylvania Higher Education Assistance Agency (b)	0.74	(a)	05/25/27	363,563	364,904
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(d)	04/15/18	9,400,000	8,799,810
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(d)	04/15/19	2,500,000	2,254,075
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(d)	04/15/20	5,285,000	4,544,043
Puerto Rico, Commonwealth of	5.00		07/01/15	1,325,000	1,325,000
Puerto Rico, Commonwealth of	5.65		07/01/15	250,000	250,000
Puerto Rico, Commonwealth of	5.50		07/01/16	1,250,000	1,269,012
Puerto Rico, Commonwealth of	5.50		07/01/17	320,000	321,302
Puerto Rico, Commonwealth of	5.50		07/01/17	230,000	237,900
Puerto Rico, Commonwealth of	5.50		07/01/18	340,000	341,234
Puerto Rico, Commonwealth of	5.25		07/01/18	390,000	405,374
Puerto Rico Electric Power Authority	5.00		07/01/15	375,000	375,000
Puerto Rico Electric Power Authority	5.00		07/01/17	330,000	334,349
Puerto Rico Electric Power Authority	5.50		07/01/17	500,000	511,300
Puerto Rico Government Development Bank	4.75		12/01/15	330,000	330,000
Puerto Rico Highway & Transportation Authority	5.50		07/01/16	875,000	899,972
Puerto Rico Highway & Transportation Authority	5.50		07/01/17	725,000	758,973
Puerto Rico Highway & Transportation Authority	6.00		07/01/18	420,000	441,609
Puerto Rico Highway & Transportation Authority	5.50		07/01/19	475,000	501,011
Puerto Rico Highway & Transportation Authority	6.25		07/01/21	2,400,000	2,620,560
Puerto Rico Sales Tax Financing Corp.	5.25		08/01/19	3,175,000	2,026,507
Puerto Rico Sales Tax Financing Corp.	4.38		08/01/20	905,000	548,249
Puerto Rico Sales Tax Financing Corp.	3.38		08/01/16	575,000	444,044
South Carolina Student Loan Corp.	0.40	(a)	12/01/20	146,674	146,134
Stockton California Pension Obligation	5.14		09/01/17	1,125,000	1,130,917
Utah Infrastructure Agency	3.20		10/15/16	345,000	349,323
University of California	2.85		05/15/20	540,000	554,661
Utility Debt Securitization Authority, NY	2.04		06/15/21	250,000	251,302
Vermont Student Assistance Corp.	0.89	(a)	07/28/34	1,228,943	1,236,820
Village of Rosemont Illinois	2.14		12/01/16	1,375,000	1,387,485
Village of Rosemont Illinois	2.77		12/01/18	1,375,000	1,390,785
Virginia Housing Development Authority	1.11		10/01/16	550,000	551,397
Washington Economic Development Finance Authority	3.20		10/01/15	2,350,000	2,357,543
Wayne County Michigan	3.25		12/01/15	5,075,000	5,080,481
Wayne County Michigan	4.25		12/01/16	1,138,000	1,159,759
Wayne County Michigan Building Authority	6.82		12/01/15	730,000	725,715
Wayne County Michigan Building Authority	7.33		12/01/16	740,000	724,978
Total Municipal Bonds (Cost $128,204,273)					127,427,798
U.S. Government and Agency Obligations | 6.5% of portfolio
Overseas Private Investment Corp.	3.56	(e)	04/23/17	1,000,000	1,241,250
Overseas Private Investment Corp.	1.50	(f)	11/17/17	1,100,000	1,166,245
Overseas Private Investment Corp.	1.30		06/15/19	685,714	685,582

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	35

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2015  |  (Unaudited) (Continued)

U.S. Government and Agency Obligations | 6.5% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
Overseas Private Investment Corp.	0.83	(f)%	11/08/19	$1,375,000	$1,375,549
Overseas Private Investment Corp.	1.50	(f)	11/15/20	1,075,000	1,126,428
Overseas Private Investment Corp.	2.52		09/15/22	1,750,000	1,768,826
Tennessee Valley Authority	0.00	(d)	06/15/21	595,000	514,438
U.S. Department of Housing & Urban Development	1.88		08/01/19	950,000	949,306
U.S. Department of Housing & Urban Development	6.07		08/01/21	80,000	80,175
U.S. Department of Housing & Urban Development	6.12		08/01/22	525,000	526,412
U.S. Treasury Notes	0.75		01/15/17	5,225,000	5,242,143
U.S. Treasury Notes	0.75		03/15/17	2,950,000	2,959,679
U.S. Treasury Notes	1.00		03/31/17	10,000,000	10,071,880
U.S. Treasury Notes	0.88		06/15/17	2,900,000	2,912,688
U.S. Treasury Notes	1.88		08/31/17	1,925,000	1,972,975
U.S. Treasury Notes	1.00		09/15/17	1,700,000	1,709,430
U.S. Treasury Notes	1.63		04/30/19	1,975,000	1,995,830
Total U.S. Government and Agency Obligations (Cost $36,082,785)					36,298,836
Commercial Paper | 2.4% of portfolio
Bunge Asset Funding Corp. (b)	0.35		07/01/15	13,563,000	13,563,000
Total Commercial Paper (Cost $13,563,000)					13,563,000
Money Market Fund | less than 0.1% of portfolio

				Shares
State Street Institutional Liquid Reserves Fund (Premier Class)	0.11	(h)		762	762
Total Money Market Fund (Cost $762)					762

Total Investment in Securities | 100% (Cost $559,259,000)					$560,558,611

(a)	Variable coupon rate as of June 30, 2015.

(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $70,117,691 and represents 12.5% of total investments.

(c)	Step coupon security, the current rate may be adjusted upwards before maturity date.

(d)	Zero coupon security, purchased at a discount.

(e)	Interest is paid at maturity.

(f)	Interest is paid at put date.

(g)	Security did not mature on maturity date. While additional principal and interest have been received past the maturity date, the amount and timing of future payments is uncertain.

(h)	7-day yield at June 30, 2015.

NA	– National Association

LLC	– Limited Liablity Company

NV	– Naamloze Vennottschap

SA	– Sociedad Anónima or Société Anonyme

plc	– Public Limited Company

BV	– Besloten Vennootschap

ULC	– Unlimited Liability Corporation

36	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments

Stock Index Fund  |  June 30, 2015  |  (Unaudited)

	Cost	Value
Investment in S&P 500 Index Master Portfolio	$51,763,849	$116,024,271

Substantially all the assets of the Stock Index Fund are invested in the S&P 500 Index Master Portfolio managed by BlackRock Fund Advisors. As of June 30, 2015, the Stock Index Fund’s ownership interest in the S&P 500 Index Master Portfolio was 1.70%. See the Appendix for the S&P 500 Index Master Portfolio for holdings information.

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	37

Portfolio of Investments

Value Fund  |  June 30, 2015  |  (Unaudited)

Common Stocks | 98.0% of portfolio

Consumer Discretionary | 6.7%	Shares	Value
Auto Components
Cooper Tire & Rubber Co.	440,000	$14,885,200
Distributors
Genuine Parts Co.	315,400	28,237,762
Multiline Retail
Dillard’s, Inc. (Class A)	182,700	19,218,213
Total Consumer Discretionary		62,341,175

Consumer Staples | 2.9%
Food Products
Dean Foods Co.	349,449	5,650,590
J.M. Smucker Co. (The)	148,853	16,137,154
WhiteWave Foods Co. (The) (Class A) (a)	113,627	5,554,088
Total Consumer Staples		27,341,832

Energy | 14.7%
Energy Equipment & Services
Baker Hughes Inc.	187,000	11,537,900
Helmerich & Payne, Inc.	110,000	7,746,200
Oil, Gas, & Consumable Fuels
Chevron Corp.	295,000	28,458,650
ConocoPhillips	452,400	27,781,884
Marathon Oil Corp.	663,100	17,598,674
Marathon Petroleum Corp.	378,000	19,773,180
Phillips 66	159,500	12,849,320
QEP Resources, Inc.	552,400	10,224,924
Total Energy		135,970,732

Financials | 11.4%
Banks
Bank of America Corp.	475,200	8,087,904
Commerce Bancshares, Inc.	34,698	1,622,825
JPMorgan Chase & Co.	517,600	35,072,576
Wells Fargo & Co.	221,000	12,429,040
Insurance
Allstate Corp. (The)	369,000	23,937,030
American International Group, Inc.	180,000	11,127,600
Chubb Corp. (The)	142,000	13,509,880
Total Financials		105,786,855

Health Care | 22.9%
Health Care Equipment & Supplies
Abbott Laboratories	399,000	19,582,920
Medtronic, plc	198,465	14,706,257
Pharmaceuticals
AbbVie Inc.	399,000	26,808,810
Bristol-Myers Squibb Co.	719,700	47,888,838
GlaxoSmithKline plc ADR	454,000	18,909,100
Hospira, Inc. (a)	379,400	33,656,574
Mallinckrodt plc (a)	25,950	3,054,834
Merck & Co., Inc.	193,194	10,998,534
Pfizer Inc.	1,107,000	37,117,710
Total Health Care		212,723,577

Industrials | 16.0%	Shares	Value
Aerospace & Defense
Honeywell International Inc.	281,100	$28,663,767
Airlines
Southwest Airlines Co.	844,100	27,931,269
Commercial Services & Supplies
Tyco International plc	164,850	6,343,428
Industrial Conglomerates
General Electric Co.	1,364,000	36,241,480
Machinery
Flowserve Corp.	285,900	15,055,494
Parker-Hannifin Corp.	246,400	28,663,712
Trading Companies & Distributors
Applied Industrial Technologies, Inc.	130,500	5,174,325
Total Industrials		148,073,475

Information Technology | 13.6%
Communications Equipment
Cisco Systems, Inc.	1,343,500	36,892,510
Electronic Equipment, Instruments & Components
TE Connectivity Ltd.	262,850	16,901,255
IT Services
Leidos Holdings Inc.	150,750	6,085,778
Science Applications International Corp.	66,142	3,495,605
Semiconductors & Semiconductor Equipment
Intel Corp.	1,185,000	36,041,775
Technology Hardware, Storage & Peripherals
Hewlett-Packard Co.	876,900	26,315,769
Total Information Technology		125,732,692

Materials | 9.4%
Chemicals
Dow Chemical Co. (The)	711,900	36,427,923
Containers & Packaging
Avery Dennison Corp.	520,000	31,688,800
Bemis Co., Inc.	433,600	19,516,336
Total Materials		87,633,059

Utilities | 0.4%
Gas Utilities
Questar Corp.	169,814	3,550,811
Total Utilities		3,550,811
Total Common Stocks (Cost $472,527,322)		909,154,208

38	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Value Fund  |  June 30, 2015  |  (Unaudited) (Continued)

Commercial Paper | 2.0%

	Face Amount	Value
KCP&L Greater Missouri Operations Co., 0.37%, 07/01/15 (b)	18,593,000	$18,593,000
Total Commercial Paper (Cost $18,593,000)		18,593,000
Money Market Fund | Less than 0.1% of portfolio

	Shares
State Street Institutional Liquid Reserves Fund (Premier Class), 0.11% (c)	564	564
Total Money Market Fund (Cost $564)		564

Total Investments in Securities (Cost $491,120,886) | 100%		$927,747,772

(a)	Non-income producing.

(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $18,593,000 and represents 2.0% of total investments.

(c)	7-day yield at June 30, 2015.

plc	– Public Limited Company

ADR	– American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	39

Portfolio of Investments

Growth Fund  |  June 30, 2015  |  (Unaudited)

Common Stocks | 98.3% of portfolio

Consumer Discretionary | 19.1%	Shares	Value
Automobiles
Tesla Motors, Inc. (a)	4,000	$1,073,040
Hotels, Restaurants & Leisure
Chipotle Mexican Grill Inc. (a)	800	483,992
Hilton Worldwide Holdings Inc. (a)	45,013	1,240,108
MGM Resorts International (a)	69,997	1,277,445
Starbucks Corp.	27,400	1,469,051
Wynn Resorts, Ltd.	6,800	670,956
Internet & Catalog Retail
Amazon.com, Inc. (a)	12,200	5,295,898
Netflix, Inc. (a)	800	525,552
Priceline Group, Inc. (The) (a)	3,400	3,914,658
Vipshop Holdings, Ltd. ADR (a)	24,100	536,225
Specialty Retail
CarMax, Inc. (a)	10,400	688,584
Lowe’s Cos., Inc.	19,800	1,326,006
Tractor Supply Co.	14,100	1,268,154
Textiles, Apparel & Luxury Goods
Hanesbrands Inc.	24,300	809,676
Total Consumer Discretionary		20,579,345

Consumer Staples | 0.7%
Personal Products
Estee Lauder Cos., Inc. (The) (Class A)	9,400	814,604
Total Consumer Staples		814,604

Energy | 2.8%
Oil, Gas, & Consumable Fuels
EQT Corp.	11,400	927,276
Cimarex Energy Co.	3,600	397,116
Pioneer Natural Resources Co.	4,000	554,760
Range Resources Corp.	22,054	1,089,027
Total Energy		2,968,179

Financials | 6.1%
Capital Markets
Morgan Stanley	76,100	2,951,919
State Street Corp.	17,600	1,355,200
TD Ameritrade Holding Corp.	32,000	1,178,240
Diversified Financial Services
Intercontinental Exchange, Inc.	4,900	1,095,689
Total Financials		6,581,048

Health Care | 29.2%
Biotechnology
Alexion Pharmaceuticals Inc. (a)	18,700	3,380,399
Biogen Inc. (a)	5,950	2,403,443
BioMarin Pharmaceutical Inc. (a)	5,700	779,646
Celgene Corp. (a)	18,100	2,094,803
Gilead Sciences, Inc.	19,200	2,247,936
Incyte Corp. (a)	5,500	573,155
Regeneron Pharmaceuticals, Inc. (a)	1,600	816,208
Vertex Pharmaceuticals, Inc. (a)	5,900	728,532
Health Care Equipment & Supplies
Becton, Dickinson and Co.	3,800	538,270
Intuitive Surgical, Inc. (a)	4,150	2,010,675

Health Care | 29.2% (Continued)	Shares	Value
Health Care Providers & Services
Anthem, Inc.	8,000	$1,313,120
Cigna Corp.	5,000	810,000
Humana Inc.	5,700	1,090,296
McKesson Corp.	14,800	3,327,188
Unitedhealth Group Inc.	16,300	1,988,600
Pharmaceuticals
Allergan, Inc. (a)	7,946	2,411,293
Bristol-Myers Squibb Co.	11,500	765,210
Eli Lilly and Co.	14,200	1,185,558
Valeant Pharmaceuticals International, Inc. (a)	13,200	2,932,380
Total Health Care		31,396,712

Industrials | 14.6%
Aerospace & Defense
Boeing Co. (The)	29,900	4,147,728
Precision Castparts Corp.	3,900	779,493
Textron Inc.	19,900	888,137
Airlines
American Airlines Group Inc.	49,700	1,984,770
United Continental Holdings Inc. (a)	10,300	546,003
Air Freight & Logistics
FedEx Corp.	7,400	1,260,960
Machinery
Flowserve Corp.	14,700	774,102
Wabtec Corp.	11,800	1,112,032
Industrial Conglomerates
Danaher Corp.	40,900	3,500,631
Road & Rail
Canadian Pacific Railway Ltd.	3,100	496,713
J.B. Hunt Transport Services, Inc.	2,300	188,807
Total Industrials		15,679,376

Information Technology | 23.9%
Communications Equipment
Palo Alto Networks, Inc. (a)	2,100	366,870
Internet Software & Services
Akamai Technologies, Inc. (a)	2,900	202,478
Alibaba Group Holding Ltd. ADR (a)	13,299	1,094,109
Baidu, Inc. ADR (a)	7,100	1,413,468
Facebook, Inc. (a)	30,800	2,641,562
Google Inc. (Class A) (a)	5,700	3,078,228
Google Inc. (Class C) (a)	4,712	2,452,643
LinkedIn Corp. (a)	4,400	909,172
IT Services
Vantiv, Inc. (Class A) (a)	4,600	175,674
Visa Inc. (Class A)	64,500	4,331,175
Software
Microsoft Corp.	37,500	1,655,625
Mobileye NV ADR (a)	7,600	404,092
NetSuite Inc. (a)	7,400	678,950
Red Hat, Inc. (a)	14,800	1,123,764
salesforce.com, Inc. (a)	28,900	2,012,307
ServiceNow, Inc. (a)	12,200	906,582
Workday, Inc. (a)	6,700	511,813
Technology Hardware, Storage, & Peripherals
Apple Inc.	14,200	1,781,035
Total Information Technology		25,739,547

40	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Growth Fund  |  June 30, 2015  |  (Unaudited) (Continued)

Common Stocks | 98.3% of portfolio (Continued)

Materials | 1.9%	Shares	Value
Chemicals
Sherwin-Williams Co.	1,950	$536,289
Construction Materials
Vulcan Materials Co.	18,300	1,535,919
Total Materials		2,072,208
Total Common Stocks (Cost $83,694,501)		105,831,019
Money Market Fund | 1.7% of portfolio
State Street Institutional Liquid Reserves Fund (Premier Class), 0.11% (b)	1,810,955	1,810,955
Total Money Market Fund (Cost $1,810,955)		1,810,955

Total Investments in Securities (Cost $85,505,456) | 100%		$107,641,974

(a)	Non-income producing.

(b)	7-day yield at June 30, 2015.

ADR	– American Depositary Receipt

plc	– Public Limited Company

NV	– Naamloze Vennottschap

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	41

Portfolio of Investments

Small-Company Stock Fund  |  June 30, 2015  |  (Unaudited)

Common Stocks | 88.7% of portfolio

Consumer Discretionary | 22.1%	Shares	Value
Auto Components
Cooper Tire & Rubber Co.	985,350	$33,334,391
Distributors
Core-Mark Holding Company, Inc.	369,796	21,910,413
Hotels, Restaurants, & Leisure
BJ’s Restuarants, Inc. (a)	657,427	31,852,338
Brinker International, Inc.	200,000	11,530,000
Cracker Barrel Old Country Store, Inc.	210,209	31,354,774
Wendy’s Co. (The)	2,040,260	23,014,133
Household Durables
Libbey Inc.	637,134	26,332,748
Media
Rentrak Corp. (a)	425,668	29,711,626
Multiline Retail
Fred’s, Inc. (Class A)	1,685,683	32,516,825
Specialty Retail
Francesca’s Holdings Corp. (a)	1,851,106	24,934,398
Sally Beauty Holdings, Inc. (a)	114,000	3,600,120
Textiles, Apparel, & Luxury Goods
G-III Apparel Group, Ltd. (a)	25,000	1,758,750
Total Consumer Discretionary		271,850,516

Consumer Staples | 2.4%
Food & Staples Retailing
United Natural Foods, Inc. (a)	159,600	10,163,328
Food Products
Dean Foods Co.	487,500	7,882,875
J.M. Smucker Co. (The)	40,868	4,430,500
WhiteWave Foods Co. (The) (Class A) (a)	143,159	6,997,612
Total Consumer Staples		29,474,315

Energy | 0.9%
Energy Equipment & Services
Helmerich & Payne, Inc.	35,000	2,464,700
Oil, Gas, & Consumable Fuels
Cimarex Energy Co.	59,400	6,552,414
SM Energy Co.	49,000	2,259,880
Total Energy		11,276,994

Financials | 16.3%
Banks
Burke & Herbert Bank & Trust Co.	160	352,000
Cardinal Financial Corp.	1,048,441	22,845,529
Glacier Bancorp, Inc.	52,500	1,544,550
Middleburg Financial Corp.	104,400	1,879,200
National Bankshares, Inc. (Virginia)	448,702	13,129,020
National Penn Bancshares, Inc.	2,376,015	26,801,449
State Bank Financial Corp.	1,217,750	26,425,175
Texas Capital Bancshares, Inc. (a)	483,917	30,118,994
UMB Financial Corp.	343,244	19,571,773
Valley National Bancorp	1,225,799	12,637,988
Consumer Finance
Encore Capital Group, Inc. (a)	1,071,289	45,786,892
Total Financials		201,092,570

Health Care | 1.8%	Shares	Value
Health Care Equipment & Supplies
STERIS Corp.	342,112	$22,045,697
Total Health Care		22,045,697

Industrials | 25.7%
Aerospace & Defense
Huntington Ingalls Industries, Inc.	157,208	17,700,049
Triumph Group, Inc.	136,800	9,027,432
Construction & Engineering
Dycom Industries, Inc. (a)	1,135,299	66,812,346
Orion Marine Group, Inc. (a)	1,833,794	13,239,993
Primoris Services Corp.	1,092,400	21,629,520
Electrical Equipment
Polypore International, Inc. (a)	247,826	14,839,821
Regal Beloit Corp.	58,500	4,246,515
Industrial Conglomerates
Carlisle Companies Inc.	125,600	12,575,072
Machinery
CLARCOR Inc.	87,100	5,421,104
Flowserve Corp.	43,500	2,290,710
Gorman-Rupp Co. (The)	644,775	18,105,282
Manitowoc Co., Inc. (The)	759,400	14,884,240
Standex International Corp.	214,200	17,121,006
Road & Rail
Knight Transportation, Inc.	1,352,732	36,172,054
Werner Enterprises, Inc.	1,274,181	33,447,251
Trading Companies & Distributors
Applied Industrial Technologies, Inc.	738,374	29,276,529
Total Industrials		316,788,924

Information Technology | 11.1%
Electronic Equipment, Instruments, & Components
Belden Inc.	292,585	23,766,680
Rofin-Sinar Technologies Inc. (a)	1,210,473	33,409,055
IT Services
Cass Information Systems, Inc.	104,921	5,898,659
Computer Services, Inc.	546,243	24,171,253
ManTech International Corp.	984,370	28,546,730
NeuStar, Inc. (a)	530,000	15,481,300
Technology Hardware, Storage, & Peripherals
Western Digital Corp.	70,000	5,489,400
Total Information Technology		136,763,077

Materials | 8.4%
Chemicals
American Vanguard Corp.	941,165	12,988,077
Olin Corp.	1,133,231	30,540,575
PolyOne Corp.	629,000	24,637,930
Westlake Chemical Corp.	231,400	15,871,726
Containers & Packaging
Myers Industries, Inc.	1,055,473	20,053,987
Total Materials		104,092,295
Total Common Stocks (Cost $773,947,139)		1,093,384,388

42	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Small-Company Stock Fund  |  June 30, 2015  |  (Unaudited) (Continued)

Exchange Traded Funds | 7.6% of portfolio

	Shares	Value
iShares Russell 2000 Value	459,600	$46,860,816
iShares Core S&P Small-Cap	402,000	47,387,760
Total Exchange Traded Funds (Cost $69,694,950)		94,248,576
Commercial Paper | 3.7% of portfolio

	Face Amount
Diamond Offshore Drilling, Inc., 0.45%, 07/06/15 (b)	20,000,000	19,998,750
KCP&L Greater Missouri Operations Co., 0.37%, 07/01/15 (b)	20,390,000	20,390,000
TransCanada American Investments Ltd., 0.40%, 07/06/15 (b)	4,606,000	4,605,744
Total Commercial Paper (Cost $44,994,494)		44,994,494
Money Market Fund | Less than 0.1% of portfolio

	Shares
State Street Institutional Liquid Reserves Fund (Premier Class), 0.11% (c)	168	168
Total Money Market Fund (Cost $168)		168

Total Investments in Securities (Cost $888,636,751) | 100%		$1,232,627,626

(a)	Non-income producing.

(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $44,994,494 and represents 3.7% of total investments.

(c)	7-day yield at June 30, 2015.

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	43

Portfolio of Investments

International Value Fund  |  June 30, 2015  |  (Unaudited)

Common Stocks | 95.0% of portfolio

Australia | 1.4%	Shares	Value
Incitec Pivot Ltd.	1,000,571	$2,966,434
Total Australia		2,966,434

Britain | 6.4%
BAE Systems plc	634,314	4,494,384
HSBC Holdings plc ADR	78,393	3,512,790
WPP Group plc	271,480	6,093,687
Total Britain		14,100,861

Denmark | 1.5%
Danske Bank Group	109,043	3,205,535
Total Denmark		3,205,535

France | 14.0%
AXA SA	188,766	4,785,565
Cap Gemini SA	52,712	4,676,422
Christian Dior SE	23,450	4,590,779
Compagnie de Saint-Gobain SA	126,266	5,699,821
GDF SUEZ SA	172,306	3,208,052
Société Générale SA	91,029	4,271,424
Total SA	69,264	3,397,465
Total France		30,629,528

Germany | 4.8%
Daimler AG REG	66,675	6,073,799
ThyssenKrupp AG	167,946	4,369,017
Total Germany		10,442,816

Hong Kong | 5.1%
CK Hutchison Holdings Ltd.	305,912	4,517,254
Lenovo Group Ltd.	3,115,185	4,306,943
New World Development Co. Ltd.	1,738,938	2,281,142
Total Hong Kong		11,105,339

Israel | 1.2%
Israel Chemicals, Ltd.	380,091	2,654,722
Total Israel		2,654,722

Italy | 6.5%
Assicurazioni Generali SpA	220,813	3,979,883
Eni SpA	126,673	2,249,916
Intesa Sanpaolo SpA	2,219,017	8,058,323
Total Italy		14,288,122

Japan | 18.9%
Daiwa Securities Group Inc.	462,528	3,460,036
Leopalace21 Corp. (a)	479,377	2,937,991
Mitsui Chemicals, Inc.	1,532,811	5,694,813
MS & AD Insurance Group Holdings, Inc.	183,920	5,725,111
Nippon Sheet Glass Co. Ltd.	3,223,422	3,422,537
Nippon Yusen KK	1,496,566	4,166,521
Nissan Motor Co., Ltd.	542,301	5,665,390

Japan | 18.9% (Continued)	Shares	Value
Sumitomo Corp.	417,917	$4,864,310
Sumitomo Mitsui Trust Holdings, Inc.	1,222,939	5,594,455
Total Japan		41,531,164

Norway | 0.7%
Marine Harvest ASA	142,578	1,632,886
Total Norway		1,632,886

Netherlands | 7.2%
AEGON NV	827,950	6,108,773
ASML Holding NV	31,395	3,265,625
DSM NV	91,390	5,306,120
Royal BAM Group NV	264,330	1,123,614
Total Netherlands		15,804,132

Portugal | 0.0%
Banco Espirito Santo SA (a)	2,678,100	—
Total Portugal		—

Republic of South Korea | 2.5%
KB Financial Group Inc.	83,895	2,770,875
Posco	14,064	2,816,171
Total Republic of South Korea		5,587,046

Singapore | 2.1%
Jardine Matheson Holdings Ltd.	81,370	4,613,056
Total Singapore		4,613,056

Spain | 5.6%
Banco Popular Espanol SA	913,256	4,443,553
Banco Santander SA	584,151	4,108,925
IBERDROLA SA (a)	545,662	3,684,059
Total Spain		12,236,537

Sweden | 2.4%
Volvo AB (Class B)	423,443	5,258,114
Total Sweden		5,258,114

Switzerland | 12.0%
Adecco SA REG	57,937	4,702,018
Credit Suisse Group AG	173,407	4,783,860
Georg Fischer Ltd.	5,753	3,954,959
Holcim Ltd.	65,214	4,811,850
Novartis AG REG (a)	40,752	4,008,385
Roche Holding AG	14,679	4,115,866
Total Switzerland		26,376,938

44	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  International Value Fund  |  June 30, 2015 (Unaudited) (Continued)

Common Stocks | 95.0% of portfolio (Continued)

Thailand | 2.7%	Shares	Value
Krung Thai Bank Public Company, Ltd.	7,481,331	$3,779,583
PTT Public Company Ltd.	204,427	2,166,796
Total Thailand		5,946,379
Total Common Stocks (Cost $190,488,739)		208,379,609
Money Market Fund | 5.0% of portfolio
State Street Institutional Liquid Reserves Fund (Premier Class), 0.11% (b)	10,926,077	10,926,077
Total Money Market Fund (Cost $10,926,077)		10,926,077

Total Investments in Securities (Cost $201,414,816) | 100%		$219,305,686

(a)	Non-income producing.

(b)	7-day yield at June 30, 2015.

plc –	Public Limited Company

ADR	– American Depositary Receipt

SA	– Sociedad Anónima or Société Anonyme

SE	– Societas Europaea

AG	– Aktiengesellschaft

REG	– Registered Shares

KK	– Kabushiki Kaisha

ASA	– Allmennaksjeselskap

NV	– Naamloze Vennottschap

SpA	– Società per Azioni

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	45

Statements of Assets and Liabilities

June 30, 2015  |  (Unaudited)

Assets	Daily Income Fund	Short-Term Government Securities Fund
Investments in securities, at value (cost: $186,190,095; $75,148,285; $559,259,000; $51,763,849; $491,120,886; $85,505,456; $888,636,751; $201,414,816)	$186,190,095	$75,467,501
Cash	—	—
Foreign currency (cost $106,338)	—	—
Receivables
Investment securities sold	—	—
Dividends, interest, and tax reclaims	181,326	228,197
Capital shares sold	237,618	428
Prepaid expenses	33,371	26,045

Total Assets	186,642,410	75,722,171

Liabilities

Payables
Investment securities purchased	—	250,000
Accrued expenses	58,968	25,236
Independent Director’s deferred compensation	54,760	21,883
Due to RE Advisers	5,652	35,126
Capital shares redeemed	207,053	2,080
Dividends	11	1,057

Total Liabilities	326,444	335,382

Net Assets	$186,315,966	$75,386,789

Net Assets Consist Of:

Unrealized appreciation of investments	$—	$319,216

Undistributed (over distributed) net investment income	(54,760)	(21,905)

Undistributed net realized gain (loss) from investments and futures transactions	—	2,229

Paid-in-capital applicable to outstanding shares of 186,370,685 of Daily Income Fund, 14,483,461 of Short-Term Government Securities Fund, 107,690,861 of Short-Term Bond Fund, 7,495,161 of Stock Index Fund, 18,479,570 of Value Fund, 13,148,717 of Growth Fund, 30,362,873 of Small- Company Stock Fund, and 29,268,109 of International Value Fund	186,370,726	75,087,249

Net Assets	$186,315,966	$75,386,789

Net Asset Value Per Share	$1.00	$5.21

46	Statements of Assets and Liabilities	The accompanying notes are an integral part of these financial statements.

Short-Term Bond Fund	Stock Index Fund	Value Fund	Growth Fund	Small- Company Stock Fund	International Value Fund

$560,558,611	$116,024,271	$927,747,772	$107,641,974	$1,232,627,626	$219,305,686
5,405	—	—	—	—	—
—	—	—	—	—	106,095

—	—	—	373,064	3,059,803	567,497
2,132,996	—	1,639,352	22,492	541,708	738,159
160,211	95,912	1,047,995	16,598	3,049,646	1,323,129
74,898	27,145	126,901	27,422	158,707	37,290

562,932,121	116,147,328	930,562,020	108,081,550	1,239,437,490	222,077,856

750,000	—	—	556,005	7,361,770	1,134,427
123,168	83,021	276,539	56,386	185,788	88,119
107,833	20,471	177,821	12,043	106,406	45,080
310,023	38,010	429,109	70,110	838,121	154,060
461,340	23,637	1,198,935	75,531	1,106,226	77,417
14,411	—	111,396	5,245	—	—

1,766,775	165,139	2,193,800	775,320	9,598,311	1,499,103

$561,165,346	$115,982,189	$928,368,220	$107,306,230	$1,229,839,179	$220,578,753

$1,299,611	$64,260,422	$436,626,886	$22,136,518	$343,990,875	$17,863,861

(122,404)	788,981	(182,800)	(182,750)	1,803,079	2,746,139

(345,140)	(5,029,180)	19,156,092	3,841,815	18,773,212	(25,082,066)

560,333,279	55,961,966	472,768,042	81,510,647	865,272,013	225,050,819

$561,165,346	$115,982,189	$928,368,220	$107,306,230	$1,229,839,179	$220,578,753

$5.21	$15.47	$50.24	$8.16	$40.50	$7.54

The accompanying notes are an integral part of these financial statements.	Statements of Assets and Liabilities	47

Statements of Operations

For the Period Ended June 30, 2015  |  (Unaudited)

Investment Income	Daily Income Fund	Short-Term Government Securities Fund
Interest	$111,265	$638,140
Dividends	—	—
Allocated from Master Portfolio
Income	—	—
Expense	—	—

Total Investment Income	111,265	638,140

Expenses

Management fees	466,594	169,373
Shareholder servicing fees	77,920	38,727
Custodian and accounting fees	18,527	29,575
Director and Board meeting expenses	22,042	8,086
Legal and audit fees	13,069	5,496
Registration fees	19,085	10,879
Insurance	4,051	1,392
Printing	8,627	4,096
Communication	2,747	1,309
Other expenses	2,715	4,074
Administration fees	—	—

Total Expenses	635,377	273,007

Less fees waived and expenses reimbursed by RE Advisers	(529,647)	—

Net Expenses	105,730	273,007

Net Investment Income (Loss)	5,535	365,133

Realized And Unrealized Gain (Loss) On Investments

Net realized gain on investments	—	2,229

Net change in unrealized appreciation (depreciation)	—	137,122

Net Gain (Loss) On Investments	—	139,351

Net Increase (Decrease) In Net Assets From Operations	$5,535	$504,484

(a)	Represents realized and unrealized gain on investments allocated from the Master Portfolio.

(b)	Includes foreign tax witholding expense of $633 in Growth Fund and $425,736 in International Value Fund.

48	Statements of Operations	The accompanying notes are an integral part of these financial statements.

Short-Term Bond Fund	Stock Index Fund		Value Fund	Growth Fund		Small- Company Stock Fund	International Value Fund
$6,008,830	$—		$37,178	$883		$88,214	$4,556
—	—		10,900,189	298,106	(b)	6,730,953	3,897,936	(b)

—	1,142,267		—	—		—	—
—	(25,800)		—	—		—	—

6,008,830	1,116,467		10,937,367	298,989		6,819,167	3,902,492

1,691,465	—		2,241,349	330,045		4,364,054	820,068
105,594	81,775		219,920	63,079		164,019	66,564
105,799	12,067		87,825	24,213		92,050	92,329
70,426	13,513		128,104	11,170		128,969	26,161
37,261	20,165		65,703	15,187		66,808	23,968
30,187	12,105		33,586	12,345		51,151	16,611
12,367	2,805		21,784	1,788		20,532	4,436
13,970	13,471		34,242	8,061		24,364	8,835
5,163	1,314		12,612	3,007		9,125	3,313
14,222	6,441		12,519	2,827		8,542	3,192
—	145,742		—	—		—	—

2,086,454	309,398		2,857,644	471,722		4,929,614	1,065,477

—	—		—	—		—	—

2,086,454	309,398		2,857,644	471,722		4,929,614	1,065,477

3,922,376	807,069		8,079,723	(172,733)		1,889,553	2,837,015

75,969	1,331,090	(a)	19,157,190	3,920,609		18,780,389	2,367,832

(2,508,950)	(983,951	)(a)	(28,704,678)	1,851,933		14,924,179	5,564,782

(2,432,981)	347,139		(9,547,488)	5,772,542		33,704,568	7,932,614

$1,489,395	$1,154,208		$(1,467,765)	$5,599,809		$35,594,121	$10,769,629

The accompanying notes are an integral part of these financial statements.	Statements of Operations	49

Statements of Changes in Net Assets

	Daily Income Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) In Net Assets

Operations

Net investment income	$5,535	$14,070
Net realized gain (loss) on investments	—	—
Net change in unrealized appreciation (depreciation)	—	—

Increase (decrease) in net assets from operations	5,535	14,070

Distributions to Shareholders

Net investment income	(9,334)	(20,921)
Net realized gain on investments	—	—

Total distributions to shareholders	(9,334)	(20,921)

Capital Share Transactions

Net capital share transactions	(10,451,030)	(15,530,338)

Total increase (decrease) in net assets from capital transactions	(10,451,030)	(15,530,338)

Total Increase (Decrease) In Net Assets	(10,454,829)	(15,537,189)

Net Assets

Beginning of period	196,770,795	212,307,984
End of Period	$186,315,966	$196,770,795

Under (over) distributed net investment income	$(54,760)	$(50,961)

50	Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Short-Term Government Securities Fund		Short-Term Bond Fund		Stock Index Fund
Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

$365,133	$780,900	$3,922,376	$7,511,934	$807,069	$1,617,325
2,229	5,615	75,969	45,590	1,331,090	1,104,473
137,122	33,202	(2,508,950)	1,538,440	(983,951)	10,763,126

504,484	819,717	1,489,395	9,095,964	1,154,208	13,484,924

(366,680)	(783,717)	(3,948,763)	(7,533,719)	—	(1,621,036)
—	(7,372)	—	—	—	—

(366,680)	(791,089)	(3,948,763)	(7,533,719)	—	(1,621,036)

(1,412,231)	(9,497,916)	(8,070,716)	33,830,112	(1,335,221)	1,038,944

(1,412,231)	(9,497,916)	(8,070,716)	33,830,112	(1,335,221)	1,038,944

(1,274,427)	(9,469,288)	(10,530,084)	35,392,357	(181,013)	12,902,832

76,661,216	86,130,504	571,695,430	536,303,073	116,163,192	103,260,360
$75,386,789	$76,661,216	$561,165,346	$571,695,430	$115,982,179	$116,163,192

$(21,905)	$(20,358)	$(122,404)	$(96,017)	$788,981	$(18,088)

The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets	51

Statements of Changes in Net Assets (Continued)

	Value Fund
	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) In Net Assets

Operations

Net investment income	$8,079,723	$14,289,549
Net realized gain (loss) on investments	19,157,190	6,154,536
Net change in unrealized appreciation (depreciation)	(28,704,678)	92,481,055

Increase (decrease) in net assets from operations	(1,467,765)	112,925,140

Distributions to Shareholders

Net investment income	(8,100,648)	(14,318,699)
Net realized gain on investments	—	(1,464,223)

Total distributions to shareholders	(8,100,648)	(15,782,922)

Capital Share Transactions

Net capital share transactions	(920,787)	25,244,114

Total increase (decrease) in net assets from capital transactions	(920,787)	25,244,114

Total Increase (Decrease) In Net Assets	(10,489,200)	122,386,332

Net Assets

Beginning of period	938,857,420	816,471,088
End of Period	$928,368,220	$938,857,420

	$(182,800)	$(161,875)

52	Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Growth Fund		Small- Company Stock Fund		International Value Fund
Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

$(172,733)	$(270,843)	$1,889,553	$3,604,635	$2,837,015	$6,667,120
3,920,609	9,400,268	18,780,389	10,199,698	2,367,832	2,722,042
1,851,933	(2,080,242)	14,924,179	63,236,859	5,564,782	(29,730,070)

5,599,809	7,049,183	35,594,121	77,041,192	10,769,629	(20,340,908)

—	—	—	(3,635,031)	—	(6,614,230)
(1,197,030)	(8,679,354)	—	(10,204,210)	—	—

(1,197,030)	(8,679,354)	—	(13,839,241)	—	(6,614,230)

9,186,722	20,320,275	134,444,626	151,541,063	2,035,421	19,680,685

9,186,722	20,320,275	134,444,626	151,541,063	2,035,421	19,680,685

13,589,501	18,690,104	170,038,747	214,743,014	12,805,050	(7,274,453)

93,716,729	75,026,625	1,059,800,432	845,057,418	207,773,703	215,048,156
$107,306,230	$93,716,729	$1,229,839,179	$1,059,800,432	$220,578,753	$207,773,703

$(182,750)	$(10,017)	$1,803,079	$(86,474)	$2,746,139	$(90,876)

The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets	53

Financial Highlights

Daily Income Fund

	Six Months Ended June 30, 2015, (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2014		2013		2012		2011		2010
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations
Net investment income	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)
Net realized and unrealized gain (loss) on investments	—		—		—		—		—		—
Total from investment operations	—		—		—		—		—		—

Distributions
Net investment income	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Net realized gain	—		—		—		—		—		—
Total distributions	—		—		—		—		—		—
Redemption fee (d)	—		—		—		—		—		—
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.01	%(f)	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$186,316		$196,771		$212,308		$208,527		$195,173		$187,089
Ratio of net investment income to average net assets	0.01%	(a,c,g)	0.00%	(a,c,e)	0.00%	(a,c,e)	0.00%	(a,c,e)	0.01%	(a,c)	0.01%	(a,c)
Ratio of gross expenses before voluntary expense limitation to average net assets	0.68%	(g)	0.66%		0.66%		0.67%		0.68%		0.69%
Ratio of expenses to average net assets	0.11%	(a,c,g)	0.09%	(a,c)	0.11%	(a,c)	0.15%	(a,c)	0.14%	(a,c)	0.24%	(a,c)

(a)	Excludes excess investment management fees and other expenses voluntarily waived and reimbursed by RE Advisers.

(b)	Less than $0.01 per share.

(c)	On January 27, 2009, RE Advisers voluntarily and temporarily reduced the amount of the expense limitation from 0.80% to 0.50%. Additionally, effective August 14, 2009, RE Advisers agreed to further waive fees or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. The temporary waiver continued throughout 2010, 2011, 2012, 2013, 2014, and through the date of this report.

(d)	The Daily Income Fund does not charge a redemption fee.

(e)	Less than 0.01%.

(f)	Aggregate total return for the period.

(g)	Annualized.

54	Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Short-Term Government Securities Fund

	Six Months Ended June 30, 2015, (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$5.20		$5.19	$5.28	$5.27	$5.26	$5.25
Income from investment operations
Net investment income	0.03		0.05	0.05	0.06	0.09	0.12
Net realized and unrealized gain (loss) on investments	0.01		0.01	(0.09)	0.02	0.01	0.01
Total from investment operations	0.04		0.06	(0.04)	0.08	0.10	0.13

Distributions
Net investment income	(0.03)		(0.05)	(0.05)	(0.06)	(0.09)	(0.12)
Net realized gain	—	(a)	— (a)	— (a)	(0.01)	— (a)	— (a)
Total distributions	(0.03)		(0.05)	(0.05)	(0.07)	(0.09)	(0.12)
Redemption fee (b)	—		—	—	—	—	—
Net Asset Value, End of Period	$5.21		$5.20	$5.19	$5.28	$5.27	$5.26

Total Return	0.68	%(c)	1.16%	(0.72)%	1.50%	2.03%	2.57%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$75,387		$76,661	$86,131	$94,130	$84,559	$76,137
Ratio of net investment income to average net assets	0.97%	(d)	0.95%	0.96%	1.19%	1.76%	2.27%
Ratio of expenses to average net assets	0.73%	(d)	0.71%	0.69%	0.69%	0.71%	0.75%
Portfolio turnover rate	14%		12%	20%	36%	32%	26%

(a)	Less than $0.01 per share.

(b)	The Short-Term Government Securities Fund does not charge a redemption fee.

(c)	Aggregate total return for the period.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	55

Financial Highlights

Short-Term Bond Fund

	Six Months Ended June 30, 2015, (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$5.23		$5.22	$5.22	$5.12	$5.19	$5.13
Income from investment operations
Net investment income	0.04		0.07	0.08	0.13	0.17	0.23
Net realized and unrealized gain (loss) on investments	(0.02)		0.01	— (a)	0.10	(0.07)	0.06
Total from investment operations	0.02		0.08	0.08	0.23	0.10	0.29

Distributions
Net investment income	(0.04)		(0.07)	(0.08)	(0.13)	(0.17)	(0.23)
Net realized gain	—		—	—	—	—	—
Total distributions	(0.04)		(0.07)	(0.08)	(0.13)	(0.17)	(0.23)
Redemption fee (b)	—		—	—	—	—	—
Net Asset Value, End of Period	$5.21		$5.23	$5.22	$5.22	$5.12	$5.19

Total Return	0.31	%(c)	1.56%	1.64%	4.58%	1.90%	5.73%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$561,165		$571,695	$536,303	$426,481	$374,557	$309,006
Ratio of net investment income to average net assets	1.39%	(d)	1.35%	1.61%	2.53%	3.22%	4.38%
Ratio of expenses to average net assets	0.74%	(d)	0.73%	0.74%	0.76%	0.77%	0.80%
Portfolio turnover rate	11%		26%	32%	44%	31%	38%

(a)	Less than $0.01 per share.

(b)	The Short-Term Bond Fund does not charge a redemption fee.

(c)	Aggregate total return for the period.

(d)	Annualized.

56	Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Stock Index Fund

	Six Months Ended June 30, 2015, (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2014	2013		2012	2011	2010
Net Asset Value, Beginning of Period	$15.33		$13.74	$10.57		$9.32	$9.31	$8.24
Income from investment operations
Net investment income	0.11		0.22	0.18		0.18	0.14	0.12
Net realized and unrealized gain (loss) on investments	0.03		1.59	3.17		1.25	0.01	1.07
Total from investment operations	0.14		1.81	3.35		1.43	0.15	1.19

Distributions
Net investment income	—		(0.22)	(0.18)		(0.18)	(0.14)	(0.12)
Net realized gain	—		—	—		—	—	—
Total distributions	—		(0.22)	(0.18)		(0.18)	(0.14)	(0.12)
Redemption fee	—		—	—	(a,b)	—	— (a)	— (a)
Net Asset Value, End of Period	$15.47		$15.33	$13.74		$10.57	$9.32	$9.31

Total Return	0.91	%(d)	13.15%	31.72%		15.30%	1.65%	14.47%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$115,982		$116,163	$103,260		$71,514	$61,844	$60,624
Ratio of net investment income to average net assets	1.38%	(e)	1.49%	1.55%		1.74%	1.52%	1.45%
Ratio of expenses to average net assets	0.57%	(e)	0.54%	0.56%		0.60%	0.61%	0.62%
Portfolio turnover rate (c)	N/A		N/A	N/A		N/A	N/A	N/A

(a)	Less than $0.01 per share.

(b)	Effective May 1, 2013, the redemption fee was eliminated.

(c)	See Appendix for the portfolio turnover of the S&P 500 Index Master Portfolio.

(d)	Aggregate total return for the period.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	57

Financial Highlights

Value Fund

	Six Months Ended June 30, 2015, (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2014	2013		2012	2011	2010
Net Asset Value, Beginning of Period	$50.79		$45.46	$34.09		$30.71	$30.70	$27.52
Income from investment operations
Net investment income	0.44		0.78	0.76		0.71	0.50	0.38
Net realized and unrealized gain (loss) on investments	(0.55)		5.41	11.37		3.38	— (b)	3.18
Total from investment operations	(0.11)		6.19	12.13		4.09	0.50	3.56

Distributions
Net investment income	(0.44)		(0.78)	(0.76)		(0.71)	(0.49)	(0.38)
Net realized gain	0.00		(0.08)	—		—	—	—
Total distributions	(0.44)		(0.86)	(0.76)		(0.71)	(0.49)	(0.38)
Redemption fee	—		—	—	(a,b)	— (b)	— (b)	— (b)
Net Asset Value, End of Period	$50.24		$50.79	$45.46		$34.09	$30.71	$30.70

Total Return	(0.21	)%(c)	13.66%	35.74%		13.38%	1.60%	13.05%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$928,368		$938,857	$816,471		$600,544	$540,772	$547,616
Ratio of net investment income to average net assets	1.71%	(d)	1.64%	1.86%		2.13%	1.59%	1.32%
Ratio of expenses to average net assets	0.60%	(d)	0.61%	0.64%		0.68%	0.70%	0.73%
Portfolio turnover rate	3%		2%	2%		2%	6%	4%

(a)	Effective May 1, 2013, the redemption fee was eliminated.

(b)	Less than $0.01 per share.

(c)	Aggregate total return for the period.

(d)	Annualized.

58	Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Growth Fund

	Six Months Ended June 30, 2015, (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2014	2013		2012		2011	2010
Net Asset Value, Beginning of Period	$7.79		$7.92	$5.71		$5.17		$5.80	$5.02
Income from investment operations
Net investment loss	(0.01)		—	—		—	(b)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	0.47		0.66	2.48		0.91		(0.11)	0.79
Total from investment operations	0.46		0.66	2.48		0.91		(0.12)	0.78

Distributions
Net investment income	—		—	—		—	(b)	—	—
Net realized gain	(0.09)		(0.79)	(0.27)		(0.37)		(0.51)	—
Total distributions	(0.09)		(0.79)	(0.27)		(0.37)		(0.51)	—
Redemption fee	—		—	—	(a,b)	—	(b)	— (b)	—	(b)
Net Asset Value, End of Period	$8.16		$7.79	$7.92		$5.71		$5.17	$5.80

Total Return	5.93	%(d)	8.38%	43.40%		17.57%		(2.09)%	15.54%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$107,306		$93,717	$75,027		$41,836		$32,434	$29,051
Ratio of net investment income (loss) to average net assets	0.34%	(e)	(0.32)% (c)	(0.32)%	(c)	0.00%	(c)	(0.19)% (c)	(0.17)%	(c)
Ratio of gross expenses before expense limitation to average net assets	0.93%	(e)	0.97%	1.04%		1.11%		1.14%	1.23%
Ratio of expenses to average net assets	0.93%	(e)	0.95% (c)	0.95%	(c)	0.95%	(c)	0.95% (c)	0.95%	(c)
Portfolio turnover rate	20%		49%	39%		51%		67%	67%

(a)	Effective May 1, 2013, the redemption fee was eliminated.

(b)	Less than $0.01 per share.

(c)	Excludes expenses in excess of a 0.95% contractual expense limitation with RE Advisers, in effect through April 30, 2016.

(d)	Aggregate total return for the period.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	59

Financial Highlights

Small-Company Stock Fund

	Six Months Ended June 30, 2015, (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2014	2013		2012	2011	2010
Net Asset Value, Beginning of Period	$39.28		$36.86	$27.10		$22.89	$22.79	$17.04
Income from investment operations
Net investment income (loss)	0.06		0.14	0.12		0.22	0.03	0.03
Net realized and unrealized gain (loss) on investments	1.16		2.80	9.79		4.27	0.10	5.75
Total from investment operations	1.22		2.94	9.91		4.49	0.13	5.78

Distributions
Net investment income	—		(0.14)	(0.12)		(0.22)	(0.03)	(0.03)
Net realized gain	—		(0.38)	(0.03)		(0.06)	—	—
Total distributions	—		(0.52)	(0.15)		(0.28)	(0.03)	(0.03)
Redemption fee	—		—	—	(a,b)	— (b)	— (b)	— (b)
Net Asset Value, End of Period	$40.50		$39.28	$36.86		$27.10	$22.89	$22.79

Total Return	3.11	%(c)	7.97%	36.58%		19.63%	0.58%	33.94%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$1,229,839		$1,059,800	$845,057		$390,373	$190,426	$114,159
Ratio of net investment income (loss) to average net assets	0.33%	(d)	0.38%	0.44%		1.05%	0.17%	0.20%
Ratio of expenses to average net assets	0.87%	(d)	0.89%	0.91%		1.00%	1.06%	1.17%
Portfolio turnover rate	5%		3%	1%		1%	2%	4%

(a)	Effective May 1, 2013, the redemption fee was eliminated.

(b)	Less than $0.01 per share.

(c)	Aggregate total return for the period.

(d)	Annualized.

60	Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

International Value Fund

	Six Months Ended June 30, 2015, (Unaudited)		Year Ended December 31,
			2014	2013		2012	2011		2010
Net Asset Value, Beginning of Period	$7.17		$8.13	$6.70		$5.96	$7.57		$7.27
Income from investment operations
Net investment income	0.09		0.24	0.14		0.16	0.16	(a)	0.14	(a)
Net realized and unrealized gain (loss) on investments	0.28		(0.96)	1.43		0.87	(1.40)		0.27
Total from investment operations	0.37		(0.72)	1.57		1.03	(1.24)		0.41

Distributions
Net investment income	—		(0.24)	(0.14)		(0.16)	(0.27	)(b)	(0.11)
Net realized gain	—		—	—		—	—		—
Return of Capital	—		—	—		(0.13)	(0.10	)(b)	—
Total distributions	—		(0.24)	(0.14)		(0.29)	(0.37)		(0.11)
Redemption fee	—		—	—	(c,d)	— (d)	—	(d)	—	(d)
Net Asset Value, End of Period	$7.54		$7.17	$8.13		$6.70	$5.96		$7.57

Total Return	5.16	%(e)	(8.90)%	23.44%		17.41%	(16.55)%		5.73%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$220,579		$207,774	$215,048		$169,382	$144,421		$135,455
Ratio of net investment income to average net assets	2.59%	(f)	3.04%	1.95%		2.47%	2.44%	(a)	2.08%	(a)
Ratio of gross expenses before voluntary expense limitation to average net assets	0.97%	(f)	0.97%	0.96%		0.99%	1.00%		1.02%
Ratio of expenses to average net assets	0.97%	(f)	0.97%	0.96%		0.99%	0.99%	(a)	0.99%	(a)
Portfolio turnover rate	14%		24%	19%		23%	34%		44%

(a)	Excludes expenses in excess of a 0.99% contractual expense limitation with RE Advisers, in effect through April 30, 2016.

(b)	Revised to reflect distributions from return of capital per share which were previously reported as distributions from net investment income per share. Previously reported amounts were distributions from net investment income per share of 0.37. This revision did not impact net assets, total distributions or total return. Refer to Note 2 of the Financial Statements for further details.

(c)	Effective May 1, 2013, the redemption fee was eliminated.

(d)	Less than $0.01 per share.

(e)	Aggregate total return for the period.

(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	61

Notes to Financial Statements (Unaudited)

1. Organization

Homestead Funds, Inc. (“Homestead Funds”) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Homestead Funds currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund (each a “Fund” and collectively the “Funds”).

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in Homestead Funds’ Prospectus and Statement of Additional Information. All of the portfolios except for the Growth Fund are diversified for purposes of the federal securities laws.

The Stock Index Fund seeks to achieve its investment objective by investing substantially all of its investable assets in one or more securities that are designed to track the performance of the S&P 500 Index. At June 30, 2015, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the S&P 500 Index Master Portfolio (“Master Portfolio”), an open-end investment company managed by BlackRock Fund Advisors. At June 30, 2015, the Stock Index Fund’s investment constituted 1.70% of the Master Portfolio. The financial statements of the Master Portfolio are contained in the Appendix of this report and should be read in conjunction with the financial statements for the Stock Index Fund.

2. Summary of Significant Accounting Policies

Security Valuation: Each Fund’s net asset value per share is determined as of the close of the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. ET), each day that the NYSE is open for business. The Funds use independent pricing services approved by the Funds’ Board of Directors (“Board”) to value the investments. In the event a pricing service is unable to provide a price for a particular security or the price is deemed unreliable, the security is priced at fair value by RE Advisers (“Adviser”) or the Funds’ sub-advisor, as determined in good faith in accordance with policies approved by the Board.

The Board has adopted Portfolio Securities Valuation Policies and Procedures (“Valuation Procedures”) to determine the fair value of securities for which the market prices are not readily available or if the price is deemed unreliable. The Board has delegated the day-to-day responsibility for determining the fair value of securities to the Adviser and the Funds’ sub-advisors. RE Advisers has chartered an internal Valuation Committee to oversee the implementation of the Valuation Procedures, oversee the fair valuation decisions of the sub-advisors, monitor the valuation process, and provide quarterly reports to the Board. The Valuation Committee reports all instances of fair valuation to the Board at each quarterly Board meeting, as applicable.

Accounting principles generally accepted in the United States (GAAP) establish a disclosure hierarchy that categorizes the inputs used to value assets and liabilities at measurement date. These inputs are summarized into three broad levels as follows:

•	Level 1—quoted prices in active markets for identical investments;

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair valuation of investments).

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.

The Funds use the following valuation techniques to value securities by major category:

Registered investment companies are valued at the net asset value determined by the registered investment company after the close of the NYSE. The Funds invest in regulated investment companies that seek to maintain a share price of $1.00 and are categorized as Level 1 in the hierarchy.

Domestic equity securities and exchange traded funds for which market quotations are readily available are valued at the closing price as reported by an independent pricing service from the primary market in which the securities trade and are categorized as Level 1.

Foreign equity securities are valued based on the closing price from the principal market in which such securities are normally traded. An independent pricing service is utilized to fair value foreign equity securities based on the impact of market events between the close of the foreign exchange and the time the net asset value is calculated. Foreign equity securities that are fair valued are categorized as Level 2 in the hierarchy and foreign equity securities not fair valued are categorized as Level 1.

62	Notes to Financial Statements

Notes to Financial Statements  |  (Unaudited) (Continued)

The valuations for fixed income securities, including corporate, government, municipal, mortgage-backed and asset-backed are typically the prices provided by independent third party pricing services, which may use market prices, broker/dealer quotations or a variety of valuation techniques and methodologies, such as benchmark yields, monthly payment information and issuer spreads.

Fixed income securities utilizing these methods are generally categorized as Level 2. Fixed income securities that are valued using only a broker quote, absent corroborating observable inputs are categorized as Level 3.

Fixed income securities and commercial paper held in the Daily Income Fund are valued at amortized cost and are categorized as Level 2 in the hierarchy. Short-term fixed income securities held in portfolios other than the Daily Income Fund and that mature in 60 days or less at time of purchase are valued at amortized cost, unless it is determined that using this method would not reflect the security’s fair value and are categorized as Level 2 in the hierarchy. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the lives of the respective securities.

In the event an independent pricing service is unable to provide a security price, RE Advisers values the fixed income security using a matrix, model or other available market information. Pricing methodologies include, but are not limited to: estimates of securities fair values by independent parties, book value or a multiple thereof, multiple of earnings, yield to maturity, ratings, analytical data relating to the security, and the nature and duration of restrictions on disposition of the security. RE Advisers also will consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to: the type of security, issuer’s financial statements, cost at purchase, information regarding recent transactions with respect to the security, the nature and duration of restrictions on disposition of the security, the existence of merger proposals affecting the security, the price of public trading in similar securities of the issuer or comparable companies, news events, analyst reports or government actions, corporate action, and the forces that influence the market in which the security is traded. These securities are generally categorized as Level 2 or Level 3 in the hierarchy, depending on the observability of market inputs.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser or Funds’ sub-advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a security’s valuation, the security will be fair valued as determined in good faith by the Funds’ Adviser or sub-advisor Funds’ based on the Valuation Procedures approved by the Board. Examples of additional considerations for a significant event include: nature and duration of the event and the forces influencing the operation of the financial markets; factors that preceded the event; whether the event is likely to reoccur; and whether the event affects the entire market, region or country. As fair valuation determinations involve a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Such securities are generally categorized as Level 3 in the hierarchy.

The Stock Index Fund records its investment in the Master Portfolio at the market value of its proportionate interest in the net assets of the Master Portfolio. The Board of Trustees of the Master Portfolio has adopted valuation policies and procedures. The policies and procedures are discussed in the notes to the Master Portfolio’s financial statements, included in the Appendix of this report.

The following table summarizes each Fund’s investments, based on the inputs used to determine their values on June 30, 2015 (other than Stock Index Fund). The level classifications of the Master Portfolio as of June 30, 2015 are included in the Appendix.

Daily Income Fund	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$116,802,100	$—	$116,802,100
U.S. Government Obligations	—	38,166,423	—	38,166,423
Corporate Bonds	—	12,944,882	—	12,944,882
Cash Equivalents	18,276,690	—	—	18,276,690

Total	$18,276,690	$167,913,405	$—	$186,190,095

Short-Term Government Securities Fund
U.S. Government Obligations	$—	$43,470,089	$—	$43,470,089
Corporate Bonds	—	15,873,736	—	15,873,736
Commercial Paper	—	10,683,614	—	10,683,614
Mortgage Backed Securities	—	3,025,870	—	3,025,870
Municipal Bonds	—	2,211,037	—	2,211,037
Asset Backed Securities	—	202,418	—	202,418
Cash Equivalents	737	—	—	737

Total	$737	$75,466,764	$—	$75,467,501

Notes to Financial Statements	63

Notes to Financial Statements  |  (Unaudited) (Continued)

Short-Term Bond Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$169,770,551	$—	$169,770,551
Asset Backed Securities	—	135,145,316	4,088,015	139,233,331
Municipal Bonds	—	127,427,798	—	127,427,798
Yankee Bonds	—	55,409,503	—	55,409,503
U.S. Government Obligations	—	36,298,836	—	36,298,836
Mortgage Backed Securities	—	18,744,620	110,210	18,854,830
Commercial Paper	—	13,563,000	—	13,563,000
Cash Equivalents	762	—	—	762

Total	$762	$556,359,624	$4,198,225	$560,558,611

Value Fund
Common Stocks	$909,154,208	$—	$—	$909,154,208
Commercial Paper	—	18,593,000	—	18,593,000
Cash Equivalents	564	—	—	564

Total	$909,154,772	$18,593,000	$—	$927,747,772

Growth Fund
Common Stocks	$105,831,019	$—	$—	$105,831,019
Cash Equivalents	1,810,955	—	—	1,810,955

Total	$107,641,974	$—	$—	$107,641,974

Small-Company Stock Fund
Common Stocks	$1,093,384,388	$—	$—	$1,093,384,388
Exchange Traded Funds	94,248,576	—	—	94,248,576
Commercial Paper	—	44,994,494	—	44,994,494
Cash Equivalents	168	—	—	168

Total	$1,187,633,132	$44,994,494	$—	$1,232,627,626

International Value
Common Stocks
Foreign Equities	$—	$204,866,819	$—	$204,866,819
American Depository Receipts	3,512,790	—	—	3,512,790
Cash Equivalents	10,926,077	—	—	10,926,077

Total	$14,438,867	$204,866,819	$—	$219,305,686

Short Term Bond Fund - Level 3		Asset Backed Securities	Mortgage Backed Securities	Total
Balance as of December 31, 2014		$12,742	$68,516	$81,258
Purchase at cost		—	—	—
Sales at proceeds		(12,822)	(8,636)	(21,458)
Realized gain/(loss)		1,309	—	1,309
Change in unrealized appreciation/(depreciation)		(1,243)	50,330	49,087
Accretion/(amortization)		14	—	14
Transfer into Level 3		4,088,015	—	4,088,015
Transfer out of Level 3		—	—	—

Balance as of June 30, 2015		$4,088,015	$110,210	$4,198,225

There was one security transferred from Level 2 to Level 3, due to pricing by third party with no visibility into assumptions, in addition to lack of recent trade activity. There were no other transfers between levels. Transfers are reported using values at the end of the reporting period.

At June 30, 2015, the Short-Term Bond Fund held two securities with a fair value of $4,198,225 classified as Level 3 in the fair value hierarchy. Both securities were valued by external pricing services and observable inputs were not available.

Foreign currency: The International Value Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. Foreign-denominated assets, including investment securities and liabilities are translated into

64	Notes to Financial Statements

Notes to Financial Statements  |  (Unaudited) (Continued)

U.S. dollars at the exchange rate at the end of the period. Purchases and sales of investment securities and income and dividends received are translated into U.S. dollars at the exchange rate in effect on the transaction date. Currency gains and losses and the effects of exchange rate fluctuations on investments are included with the realized and unrealized gain (loss) on investment securities.

Revisions: The tax character of certain distributions from the International Value Fund for the fiscal year 2011 was revised to correct the allocation between net investment income, net realized gain on investments, and return of capital. Distributions from return of capital increased and distributions from net investment income decreased by $2,295,839. This revision impacts the Financial Highlights. This revision did not impact net assets, total distributions or total return. Management does not believe this revision is material to the financial statements.

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Ordinary income dividends for the Daily Income, Short-Term Government Securities and Short-Term Bond Funds are declared daily and paid monthly. Ordinary income dividends for Value Fund are declared and paid semi-annually. Ordinary income dividends for the Stock Index, Growth, Small-Company Stock and International Value Funds are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year, or more frequently, if necessary.

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

The Stock Index Fund records a pro rata share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses in addition to the Fund’s own expenses, which are accrued daily.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and therefore cannot be estimated; however, based on experience, the risk of material loss from claims is considered remote.

Management considered events occurring between the date of this report, June 30, 2015, and the date of issuance of this report in determining adjustments to the financial statements or necessary disclosures in this report.

3. Federal Income Tax Information

The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.

Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations.

Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of the following: futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses return of capital distributions, partnership investments, deferred Director’s fees and REIT transactions.

Notes to Financial Statements	65

Notes to Financial Statements  |  (Unaudited) (Continued)

At June 30, 2015, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:

	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain (Loss)
Daily Income Fund	$186,190,095	$—	$—	$—
Short-Term Government Securities Fund	$75,148,285	$494,106	$(174,890)	$319,216
Short-Term Bond Fund	$559,259,000	$6,719,558	$(5,419,947)	$1,299,611
Value Fund	$491,120,886	$443,804,019	$(7,177,133)	$436,626,886
Growth Fund	$85,583,360	$24,348,352	$(2,289,744)	$22,058,608
Small-Company Stock Fund	$888,636,751	$366,609,755	$(22,618,880)	$343,990,875
International Value Fund	$202,268,042	$33,624,006	$(16,586,362)	$17,037,644

Net unrealized appreciation/(depreciation) of Stock Index Fund in the Master Portfolio consists of an allocated portion of the portfolio’s unrealized appreciation/(depreciation). For information pertaining to the unrealized appreciation/(depreciation) for the Master Portfolio, please refer to the Appendix of this report.

4. Investment Transactions

Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended June 30, 2015, were as follows:

	Purchases	Proceeds from Sale
Short-Term Government Securities Fund	$2,527,600	$2,857,941
Short-Term Bond Fund	$60,697,899	$50,044,077
Value Fund	$26,106,498	$24,675,323
Growth Fund	$27,490,573	$20,073,248
Small-Company Stock Fund	$191,693,177	$58,815,672
International Value Fund	$29,353,593	$30,105,710

Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended June 30, 2015, were as follows:

	Purchases	Proceeds from Sale
Short-Term Government Securities Fund	$6,977,500	$14,134,072
Short-Term Bond Fund	$4,550,000	$13,414,501

5. Related Parties

The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund), and RE Advisers Corporation (“RE Advisers”), an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association (“NRECA”), provide for an annual investment management fee, that also provides for certain administrative services to the Funds, which is computed daily and paid monthly, based on each Fund’s average daily net assets. The annualized management fee rates for the Funds are 0.50% of average daily net assets for Daily Income Fund; 0.45% of average daily net assets for Short-Term Government Securities Fund; 0.60% of average daily net assets for Short-Term Bond Fund; 0.65% of average daily net assets up to $200 million, 0.50% of average daily net assets up to the next $200 million, 0.40% of average daily net assets in excess of $400 million for Value Fund; 0.65% of average daily net assets up to $250 million and 0.60% of average daily net assets in excess of $250 million for the Growth Fund; 0.85% of average daily net assets up to $200 million and 0.75% of average daily net assets in excess of $200 million for Small-Company Stock Fund; and 0.75% of average daily net assets up to $300 million, 0.65% of average daily net assets up to the next $100 million, 0.55% of average daily net assets up to the next $100 million, and 0.50% of average daily net assets in excess of $500 million for International Value Fund.

T. Rowe Price Associates, Inc. (“T. Rowe”) is the subadvisor for the Growth Fund and Mercator Asset Management, L.P. (“Mercator”) is the subadvisor for the International Value Fund. The subadvisors select, buy, and sell securities under the oversight of RE Advisers and the Board of Directors. RE Advisers pays the subadvisors from the fees it receives from the Funds.

66	Notes to Financial Statements

Notes to Financial Statements  |  (Unaudited) (Continued)

The Homestead Funds’ Board of Directors, based on a recommendation from RE Advisers, voted to terminate the contract with Mercator effective September 7, 2015. The Board has appointed SSGA Funds Management, Inc. (“SSGA FM”) as subadviser to the Fund until the earlier of (a) a permanent subadviser is selected and approved by a shareholder vote or (b) 150 days following the date of termination of the Mercator contract (the “Interim Period”). During the Interim Period, RE Advisers will waive, pursuant to a contractual waiver, from its investment management fee due to it from the International Value Fund an amount equal to the sub-advisory fee it would have paid Mercator under the existing sub-advisory agreement less the amount paid to SSGA FM.

With respect to the Stock Index Fund, an Administrative Service Agreement with RE Advisers has been contracted, under which RE Advisers provides certain administrative services to the Fund. Pursuant to this agreement, RE Advisers receives a fee of 0.25% of the Fund’s average daily net assets. In addition, the Stock Index Fund is allocated a management fee from the Master Portfolio, calculated daily at an annual rate of 0.04% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Master Portfolio on behalf of its investors. The financial information for the Master Portfolio is included in the Appendix.

RE Advisers has agreed, as part of the Expense Limitation Agreement entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse all Fund operating expenses, excluding certain non-recurring expenses, which in any year exceed 0.80% of the average daily net assets of the Daily Income Fund and Short-Term Bond Fund, 0.75% of the average daily net assets of the Short-Term Government Securities Fund and Stock Index Fund, 1.25% of the average daily net assets of Value Fund, 0.95% of the average daily net assets of Growth Fund, 1.50% of the average daily net assets of Small-Company Stock Fund and 0.99% of the average daily net assets of the International Value Fund.

On August 14, 2009, RE Advisers agreed to waive fees and/or reimburse expenses, if necessary, in order to assist the Daily Income Fund in maintaining a minimum yield. The temporary waiver continued from 2010 through the date of issuance of this report.

Pursuant to the Expense Limitation Agreement, management fees waived for the period ended June 30, 2015, amounted to $466,594 for Daily Income Fund. Additionally, RE Advisers paid the Daily Income Fund $63,053 during the period for expense reimbursements.

Through April 30, 2013, the Stock Index, Value, Growth, Small-Company Stock, and International Value Funds each received a 2% redemption fee on shares sold within 30 days of purchase. Effective May 1, 2013, this redemption fee was eliminated. None of the Funds currently assess a redemption fee.

Under a Deferred Compensation Plan (the “Plan”), Independent Directors of the Funds may elect to defer receipt of all or a specified portion of their compensation. Deferred amounts are credited with the earnings and losses equal to those made as if the deferred amounts were invested in one or more of the Funds, as designated by each participating Independent Director. Deferred amounts remain in the Fund until distributed in accordance with the Plan. The liability is reflected as Independent Director’s deferred compensation on the Statement of Assets and Liabilities and the expense is included in Director and Board meeting expenses on the Statement of Operations.

The Funds’ shares are sold through channels including financial intermediaries that may establish a single, omnibus account with the beneficial owners being individual accounts within the financial intermediary. As of June 30, 2015, there was one such account in the Value Fund, accounting for 19% of the outstanding shares and four such accounts in the Small-Company Stock Fund, accounting for 30%, 16%, 14% and 13% of the outstanding shares, respectively. Additionally, 72% of the outstanding shares of the International Value Fund are held in a retirement plan account for the benefit of its participants. 6% of the outstanding shares of the Daily Income Fund are owned by RE Advisers, the investment adviser to the Fund.

Notes to Financial Statements	67

Notes to Financial Statements  |  (Unaudited) (Continued)

6. Capital Share Transactions

As of June 30, 2015, 500 million shares of $.01 par value capital shares are authorized for Daily Income Fund, 200 million shares for Short-Term Bond Fund, and 100 million shares for Short-Term Government Securities Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Value Fund. Transactions in capital shares were as follows:

	Shares Sold	Shares Issued In Reinvestment of Dividends	Total Shares Issued	Total Shares Redeemed	Net Increase (Decrease)
Period Ended June 30, 2015
In Dollars
Daily Income Fund	$51,718,360	$5,139	$51,723,499	$(62,174,529)	$(10,451,030)
Short-Term Government Securities Fund	$4,940,097	$358,663	$5,298,760	$(6,710,991)	$(1,412,231)
Short-Term Bond Fund	$53,249,431	$3,868,413	$57,117,844	$(65,188,560)	$(8,070,716)
Stock Index Fund	$7,546,883	$—	$7,546,883	$(8,882,104)	$(1,335,221)
Value Fund	$61,892,107	$7,989,329	$69,881,436	$(70,802,223)	$(920,787)
Growth Fund	$15,185,282	$1,191,853	$16,377,135	$(7,190,413)	$9,186,722
Small-Company Stock Fund	$264,142,540	$—	$264,142,540	$(129,697,914)	$134,444,626
International Value Fund	$20,359,666	$—	$20,359,666	$(18,324,245)	$2,035,421
In Shares
Daily Income Fund	51,718,360	5,139	51,723,499	(62,174,529)	(10,451,030)
Short-Term Government Securities Fund	948,143	68,728	1,016,871	(1,287,826)	(270,955)
Short-Term Bond Fund	10,172,492	739,188	10,911,680	(12,455,940)	(1,544,260)
Stock Index Fund	486,869	—	486,869	(571,431)	(84,562)
Value Fund	1,203,654	159,023	1,362,677	(1,368,676)	(5,999)
Growth Fund	1,856,456	146,058	2,002,514	(881,725)	1,120,789
Small-Company Stock Fund	6,649,003	—	6,649,003	(3,266,946)	3,382,057
International Value Fund	2,697,329	—	2,697,329	(2,422,384)	274,945

Year Ended December 31, 2014
In Dollars
Daily Income Fund	$107,567,680	$20,305	$107,587,985	$(123,118,323)	$(15,530,338)
Short-Term Government Securities Fund	$10,130,485	$770,184	$10,900,669	$(20,398,585)	$(9,497,916)
Short-Term Bond Fund	$132,512,687	$7,388,128	$139,900,815	$(106,070,703)	$33,830,112
Stock Index Fund	$16,184,681	$1,609,483	$17,794,164	$(16,755,220)	$1,038,944
Value Fund	$116,770,643	$15,540,554	$132,311,197	$(107,067,083)	$25,244,114
Growth Fund	$28,753,850	$8,624,694	$37,378,544	$(17,058,269)	$20,320,275
Small-Company Stock Fund	$367,210,570	$13,351,705	$380,562,275	$(229,021,212)	$151,541,063
International Value Fund	$42,195,331	$6,607,729	$48,803,060	$(29,122,375)	$19,680,685
In Shares
Daily Income Fund	107,567,680	20,305	107,587,985	(123,118,323)	(15,530,338)
Short-Term Government Securities Fund	1,946,519	147,970	2,094,489	(3,922,846)	(1,828,357)
Short-Term Bond Fund	25,272,096	1,408,893	26,680,989	(20,235,879)	6,445,110
Stock Index Fund	1,127,870	104,991	1,232,861	(1,166,911)	65,950
Value Fund	2,451,657	311,019	2,762,676	(2,237,043)	525,633
Growth Fund	3,555,344	1,103,253	4,658,597	(2,101,288)	2,557,309
Small-Company Stock Fund	9,918,888	339,911	10,258,799	(6,207,162)	4,051,637
International Value Fund	5,297,414	921,578	6,218,992	(3,662,175)	2,556,817

68	Notes to Financial Statements

Directors and Officers

James F. Perna, Director and Chairman of the Board

Stephen J. Kaszynski, Director, President and Chief Executive Officer

Douglas W. Johnson, Director and Chairman of the Audit Committee

Kenneth R. Meyer, Director and Chairman of the Compensation Committee

Anthony M. Marinello, Director

Sheldon C. Petersen, Director

Mark Rose, Director

Peter J. Tonetti, Director

Anthony C. Williams, Director

Cynthia L. Dove, Vice President and Chief Operations Officer

Amy M. DiMauro, Treasurer

Danielle C. Sieverling, Chief Compliance Officer

Kelly B. Whetstone, Secretary

Directors and Officers	69

Portfolio of Investments

S&P 500 Index Master Portfolio  |  June 30, 2015  |  (Unaudited)

Common Stocks | 96.8% of net assets

Aerospace & Defense | 2.5%	Shares	Value
The Boeing Co.	231,310	$32,087,323
General Dynamics Corp.	112,325	15,915,329
Honeywell International, Inc.	281,159	28,669,783
L-3 Communications Holdings, Inc.	29,623	3,358,656
Lockheed Martin Corp.	96,230	17,889,157
Northrop Grumman Corp.	69,718	11,059,366
Precision Castparts Corp.	49,843	9,962,121
Raytheon Co.	109,752	10,501,071
Rockwell Collins, Inc.	47,574	4,393,459
Textron, Inc.	99,861	4,456,797
United Technologies Corp.	297,769	33,031,515
Total Aerospace & Defense		171,324,577

Air Freight & Logistics | 0.7%
C.H. Robinson Worldwide, Inc.	52,454	3,272,605
Expeditors International of Washington, Inc.	68,797	3,171,886
FedEx Corp.	94,816	16,156,646
United Parcel Service, Inc., Class B	249,599	24,188,639
Total Air Freight & Logistics		46,789,776

Airlines | 0.4%
American Airlines Group, Inc.	250,542	10,005,395
Delta Air Lines, Inc.	295,404	12,135,196
Southwest Airlines Co.	240,369	7,953,810
Total Airlines		30,094,401

Auto Components | 0.4%
BorgWarner, Inc.	81,382	4,625,753
Delphi Automotive PLC	103,852	8,836,767
The Goodyear Tire & Rubber Co.	97,027	2,925,364
Johnson Controls, Inc.	235,525	11,665,553
Total Auto Components		28,053,437

Automobiles | 0.6%
Ford Motor Co.	1,429,828	21,461,718
General Motors Co.	485,578	16,184,315
Harley-Davidson, Inc.	75,192	4,237,069
Total Automobiles		41,883,102

Banks | 6.0%
Bank of America Corp.	3,777,320	64,289,986
BB&T Corp.	262,903	10,597,620
Citigroup, Inc.	1,091,298	60,283,302
Comerica, Inc.	64,025	3,285,763
Fifth Third Bancorp	291,312	6,065,116
Huntington Bancshares, Inc.	290,806	3,289,016
JPMorgan Chase & Co.	1,334,777	90,444,490
KeyCorp	305,113	4,582,797
M&T Bank Corp.	47,826	5,974,902
The PNC Financial Services Group, Inc. (a)	186,281	17,817,778
Regions Financial Corp.	482,090	4,994,452
SunTrust Banks, Inc.	185,670	7,987,523

Banks | 6.0% (Continued)	Shares	Value
US Bancorp	637,713	$27,676,744
Wells Fargo & Co.	1,685,347	94,783,915
Zions Bancorporation	73,089	2,319,480
Total Banks		404,392,884

Beverages | 2.0%
Brown-Forman Corp., Class B	56,047	5,614,788
The Coca-Cola Co.	1,410,936	55,351,019
Coca-Cola Enterprises, Inc.	77,352	3,360,171
Constellation Brands, Inc., Class A	60,939	7,070,143
Dr Pepper Snapple Group, Inc.	68,961	5,027,257
Molson Coors Brewing Co., Class B	57,422	4,008,630
Monster Beverage Corp. (b)	52,880	7,086,977
PepsiCo, Inc.	530,896	49,553,833
Total Beverages		137,072,818

Biotechnology | 3.1%
Alexion Pharmaceuticals, Inc. (b)	80,531	14,557,589
Amgen, Inc.	273,468	41,982,807
Biogen, Inc. (b)(c)	84,606	34,175,748
Celgene Corp. (b)	285,273	33,016,071
Gilead Sciences, Inc.	528,578	61,885,912
Regeneron Pharmaceuticals, Inc. (b)	27,117	13,833,195
Vertex Pharmaceuticals, Inc. (b)	87,671	10,825,615
Total Biotechnology		210,276,937

Building Products | 0.1%
Allegion PLC	34,669	2,084,994
Masco Corp.	125,021	3,334,310
Total Building Products		5,419,304

Capital Markets | 2.3%
Affiliated Managers Group, Inc. (b)	19,683	4,302,704
Ameriprise Financial, Inc.	65,238	8,150,183
The Bank of New York Mellon Corp.	403,378	16,929,775
BlackRock, Inc. (a)	45,672	15,801,599
The Charles Schwab Corp.	415,745	13,574,074
E*Trade Financial Corp. (b)	104,265	3,122,737
Franklin Resources, Inc.	140,285	6,878,174
The Goldman Sachs Group, Inc.	144,508	30,171,825
Invesco Ltd.	154,914	5,807,726
Legg Mason, Inc.	34,629	1,784,432
Morgan Stanley	552,681	21,438,496
Northern Trust Corp.	78,901	6,032,770
State Street Corp.	148,071	11,401,467
T. Rowe Price Group, Inc.	94,502	7,345,640
Total Capital Markets		152,741,602

Chemicals | 2.3%
Air Products & Chemicals, Inc.	69,521	9,512,558
Airgas, Inc.	24,445	2,585,792
CF Industries Holdings, Inc.	84,764	5,448,630
The Dow Chemical Co.	389,781	19,945,094

70	Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2015  |  (Unaudited) (Continued)

Common Stocks | 96.8% of net assets (Continued)

Chemicals | 2.3% (Continued)	Shares	Value
E.I. du Pont de Nemours & Co.	325,590	$20,821,481
Eastman Chemical Co.	53,583	4,384,161
Ecolab, Inc.	96,387	10,898,478
FMC Corp.	48,029	2,523,924
International Flavors & Fragrances, Inc.	29,093	3,179,574
LyondellBasell Industries NV, Class A	141,294	14,626,755
Monsanto Co.	171,242	18,252,685
The Mosaic Co.	111,627	5,229,725
PPG Industries, Inc.	97,778	11,217,092
Praxair, Inc.	103,698	12,397,096
The Sherwin-Williams Co.	28,489	7,835,045
Sigma-Aldrich Corp.	42,955	5,985,779
Total Chemicals		154,843,869

Commercial Services & Supplies | 0.4%
The ADT Corp. (c)	62,000	2,081,340
Cintas Corp.	34,045	2,879,867
Iron Mountain, Inc.	67,453	2,091,043
Pitney Bowes, Inc.	73,611	1,531,845
Republic Services, Inc.	89,723	3,514,450
Stericycle, Inc. (b)	30,590	4,096,307
Tyco International PLC	151,434	5,827,180
Waste Management, Inc.	153,140	7,098,039
Total Commercial Services & Supplies		29,120,071

Communications Equipment | 1.5%
Cisco Systems, Inc.	1,829,256	50,231,370
F5 Networks, Inc. (b)	25,872	3,113,695
Harris Corp.	44,324	3,408,959
Juniper Networks, Inc.	126,623	3,288,399
Motorola Solutions, Inc.	66,634	3,820,794
QUALCOMM, Inc.	586,112	36,708,194
Total Communications Equipment		100,571,411

Construction & Engineering | 0.1%
Fluor Corp.	53,026	2,810,908
Jacobs Engineering Group, Inc. (b)	45,022	1,828,794
Quanta Services, Inc. (b)	76,190	2,195,796
Total Construction & Engineering		6,835,498

Construction Materials | 0.1%
Martin Marietta Materials, Inc.	22,330	3,159,918
Vulcan Materials Co.	47,715	4,004,720
Total Construction Materials		7,164,638

Consumer Finance | 0.8%
American Express Co.	314,205	24,420,013
Capital One Financial Corp.	196,534	17,289,096
Discover Financial Services	159,157	9,170,626
Navient Corp.	140,345	2,555,682
Total Consumer Finance		53,435,417

Containers & Packaging | 0.2%	Shares	Value
Avery Dennison Corp.	32,739	$1,995,115
Ball Corp.	49,584	3,478,318
MeadWestvaco Corp.	120,177	5,671,153
Owens-Illinois, Inc. (b)(c)	57,477	1,318,522
Sealed Air Corp.	75,591	3,883,865
Total Containers & Packaging		16,346,973

Distributors | 0.1%
Genuine Parts Co.	54,743	4,901,141
Total Distributors		4,901,141

Diversified Consumer Services | 0.0%
H&R Block, Inc.	99,000	2,935,350
Total Diversified Consumer Services		2,935,350

Diversified Financial Services | 1.9%
Berkshire Hathaway, Inc., Class B (b)	655,959	89,282,579
CME Group, Inc.	114,126	10,620,566
IntercontinentalExchange Group, Inc.	40,195	8,988,004
Leucadia National Corp.	113,415	2,753,716
McGraw-Hill Financial, Inc.	98,443	9,888,599
Moody’s Corp.	63,989	6,908,252
The NASDAQ OMX Group, Inc.	42,638	2,081,161
Total Diversified Financial Services		130,522,877

Diversified Telecommunication Services | 2.2%
AT&T, Inc.	1,867,781	66,343,581
CenturyLink, Inc.	202,766	5,957,265
Frontier Communications Corp.	414,814	2,053,329
Level 3 Communications, Inc. (b)	105,817	5,573,382
Verizon Communications, Inc.	1,466,921	68,373,188
Total Diversified Telecommunication Services		148,300,745

Electric Utilities | 1.5%
American Electric Power Co., Inc.	176,219	9,334,321
Duke Energy Corp.	248,728	17,565,171
Edison International	117,186	6,513,198
Entergy Corp.	64,570	4,552,185
Eversource Energy	114,250	5,188,093
Exelon Corp.	309,766	9,732,848
FirstEnergy Corp.	151,792	4,940,830
NextEra Energy, Inc.	159,740	15,659,312
Pepco Holdings, Inc.	90,931	2,449,681
Pinnacle West Capital Corp.	39,834	2,266,156
PPL Corp.	240,300	7,081,641
The Southern Co.	326,677	13,687,766
Xcel Energy, Inc.	182,324	5,867,186
Total Electric Utilities		104,838,388

Electrical Equipment | 0.5%
AMETEK, Inc.	86,869	4,758,684
Eaton Corp. PLC	168,004	11,338,590

The accompanying notes are an integral part of these financial statements.	Appendix	71

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2015  |  (Unaudited) (Continued)

Common Stocks | 96.8% of net assets (Continued)

Electrical Equipment | 0.5% (Continued)	Shares	Value
Emerson Electric Co.	240,488	$13,330,250
Rockwell Automation, Inc.	48,412	6,034,071
Total Electrical Equipment		35,461,595

Electronic Equipment, Instruments & Components | 0.4%
Amphenol Corp., Class A	111,111	6,441,105
Corning, Inc.	452,668	8,931,139
FLIR Systems, Inc.	51,061	1,573,700
TE Connectivity Ltd.	146,240	9,403,232
Total Electronic Equipment, Instruments & Components		26,349,176

Energy Equipment & Services | 1.3%
Baker Hughes, Inc.	156,342	9,646,301
Cameron International Corp. (b)	69,316	3,630,079
Diamond Offshore Drilling, Inc. (c)	23,577	608,522
Ensco PLC, Class A	84,813	1,888,785
FMC Technologies, Inc. (b)	83,053	3,445,869
Halliburton Co.	306,037	13,181,014
Helmerich & Payne, Inc.	38,721	2,726,733
National Oilwell Varco, Inc.	139,506	6,735,350
Noble Corp. PLC	86,909	1,337,529
Schlumberger Ltd.	456,687	39,361,853
Transocean Ltd. (c)	122,948	1,981,922
Total Energy Equipment & Services		84,543,957

Food & Staples Retailing | 2.3%
Costco Wholesale Corp.	158,072	21,349,204
CVS Health Corp.	405,830	42,563,451
The Kroger Co.	176,313	12,784,456
Sysco Corp.	213,561	7,709,552
Wal-Mart Stores, Inc.	567,589	40,259,088
Walgreens Boots Alliance, Inc.	313,853	26,501,747
Whole Foods Market, Inc.	128,864	5,082,396
Total Food & Staples Retailing		156,249,894

Food Products | 1.6%
Archer-Daniels-Midland Co.	223,132	10,759,425
Campbell Soup Co.	63,922	3,045,883
ConAgra Foods, Inc.	153,599	6,715,348
General Mills, Inc.	214,398	11,946,257
The Hershey Co.	52,786	4,688,980
Hormel Foods Corp.	48,477	2,732,649
The J.M. Smucker Co.	34,860	3,779,173
Kellogg Co.	90,119	5,650,461
Keurig Green Mountain, Inc.	41,534	3,182,750
Kraft Foods Group, Inc.	213,027	18,137,119
McCormick & Co., Inc.	45,961	3,720,543
Mead Johnson Nutrition Co.	72,847	6,572,256
Mondelez International, Inc., Class A	585,052	24,069,039
Tyson Foods, Inc., Class A	104,928	4,473,081
Total Food Products		109,472,964

Gas Utilities | 0.0%	Shares	Value
AGL Resources, Inc.	43,231	$2,012,835
Total Gas Utilities		2,012,835

Health Care Equipment & Supplies | 2.1%
Abbott Laboratories	535,466	26,280,671
Baxter International, Inc.	195,754	13,689,077
Becton Dickinson & Co.	75,311	10,667,803
Boston Scientific Corp. (b)	482,205	8,535,028
C.R. Bard, Inc.	26,705	4,558,544
DENTSPLY International, Inc.	50,340	2,595,027
Edwards Lifesciences Corp. (b)	38,686	5,510,047
Intuitive Surgical, Inc. (b)	13,257	6,423,017
Medtronic PLC	512,558	37,980,548
St. Jude Medical, Inc.	100,753	7,362,022
Stryker Corp.	107,522	10,275,878
Varian Medical Systems, Inc. (b)(c)	35,895	3,027,025
Zimmer Biomet Holdings, Inc.	61,289	6,694,597
Total Health Care Equipment & Supplies		143,599,284

Health Care Providers & Services | 2.9%
Aetna, Inc.	125,598	16,008,721
AmerisourceBergen Corp.	75,065	7,982,412
Anthem, Inc.	95,147	15,617,429
Cardinal Health, Inc.	118,992	9,953,681
Cigna Corp.	92,568	14,996,016
DaVita HealthCare Partners, Inc. (b)	61,847	4,914,981
Express Scripts Holding Co. (b)	262,307	23,329,584
HCA Holdings, Inc. (b)(c)	104,314	9,463,366
Henry Schein, Inc. (b)	30,076	4,274,401
Humana, Inc.	53,872	10,304,636
Laboratory Corp. of America Holdings (b)	36,112	4,377,497
McKesson Corp.	83,284	18,723,076
Patterson Cos., Inc.	31,346	1,524,983
Quest Diagnostics, Inc.	51,662	3,746,528
Tenet Healthcare Corp. (b)	35,744	2,068,863
UnitedHealth Group, Inc.	342,374	41,769,628
Universal Health Services, Inc., Class B	32,787	4,659,033
Total Health Care Providers & Services		193,714,835

Health Care Technology | 0.1%
Cerner Corp. (b)	110,143	7,606,476
Total Health Care Technology		7,606,476

Hotels, Restaurants & Leisure | 1.7%
Carnival Corp.	162,215	8,011,799
Chipotle Mexican Grill, Inc. (b)	11,167	6,755,923
Darden Restaurants, Inc.	45,244	3,215,943
Marriott International, Inc., Class A	74,170	5,517,506
McDonald’s Corp.	344,752	32,775,573
Royal Caribbean Cruises Ltd.	59,322	4,668,048
Starbucks Corp.	539,689	28,935,426
Starwood Hotels & Resorts Worldwide, Inc.	61,464	4,984,116
Wyndham Worldwide Corp.	43,177	3,536,628

72	Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2015  |  (Unaudited) (Continued)

Common Stocks | 96.8% of net assets (Continued)

Hotels, Restaurants & Leisure | 1.7% (Continued)	Shares	Value
Wynn Resorts Ltd.	29,325	$2,893,498
Yum! Brands, Inc.	155,523	14,009,512
Total Hotels, Restaurants & Leisure		115,303,972

Household Durables | 0.4%
D.R. Horton, Inc.	119,998	3,283,145
Garmin Ltd.	43,738	1,921,410
Harman International Industries, Inc.	25,592	3,043,913
Leggett & Platt, Inc.	49,755	2,422,073
Lennar Corp., Class A	64,212	3,277,381
Mohawk Industries, Inc. (b)	22,346	4,265,851
Newell Rubbermaid, Inc.	96,645	3,973,076
PulteGroup, Inc.	119,290	2,403,694
Whirlpool Corp.	28,287	4,895,065
Total Household Durables		29,485,608

Household Products | 1.7%
The Clorox Co.	47,182	4,907,872
Colgate-Palmolive Co.	305,829	20,004,275
Kimberly-Clark Corp.	130,957	13,877,513
The Procter & Gamble Co.	975,791	76,345,888
Total Household Products		115,135,548

Independent Power & Renewable Electricity Producers | 0.1%
The AES Corp.	245,456	3,254,747
NRG Energy, Inc.	120,782	2,763,492
Total Independent Power & Renewable Electricity Producers		6,018,239

Industrial Conglomerates | 2.3%
3M Co.	228,156	35,204,471
Danaher Corp.	221,491	18,957,415
General Electric Co.	3,624,038	96,290,689
Roper Industries, Inc.	36,155	6,235,291
Total Industrial Conglomerates		156,687,866

Insurance | 2.7%
ACE Ltd.	117,467	11,944,044
Aflac, Inc.	156,057	9,706,745
The Allstate Corp.	147,111	9,543,090
American International Group, Inc.	479,346	29,633,170
Aon PLC	101,333	10,100,873
Assurant, Inc.	24,234	1,623,678
The Chubb Corp.	82,636	7,861,989
Cincinnati Financial Corp.	53,204	2,669,777
Genworth Financial, Inc., Class A (b)	182,289	1,379,928
Hartford Financial Services Group, Inc.	151,038	6,278,650
Lincoln National Corp.	91,006	5,389,375
Loews Corp.	106,860	4,115,179
Marsh & McLennan Cos., Inc.	193,651	10,980,012
MetLife, Inc.	401,330	22,470,467

Insurance | 2.7% (Continued)	Shares	Value
Principal Financial Group, Inc.	98,570	$5,055,655
The Progressive Corp.	192,029	5,344,167
Prudential Financial, Inc.	162,932	14,259,809
Torchmark Corp.	45,499	2,648,952
The Travelers Cos., Inc.	114,627	11,079,846
Unum Group	89,743	3,208,312
XL Group PLC	110,289	4,102,751
Total Insurance		179,396,469

Internet & Catalog Retail | 1.5%
Amazon.com, Inc. (b)	137,345	59,620,091
Expedia, Inc.	35,862	3,921,510
Netflix, Inc. (b)	21,805	14,324,577
The Priceline Group, Inc. (b)	18,645	21,467,294
TripAdvisor, Inc. (b)	40,261	3,508,343
Total Internet & Catalog Retail		102,841,815

Internet Software & Services | 3.3%
Akamai Technologies, Inc. (b)	64,223	4,484,050
eBay, Inc. (b)	397,614	23,952,267
Equinix, Inc. (c)	20,474	5,200,396
Facebook, Inc., Class A (b)	757,535	64,969,989
Google, Inc., Class A (b)	102,940	55,591,718
Google, Inc., Class C (b)	103,234	53,734,329
VeriSign, Inc. (b)(c)	37,835	2,335,176
Yahoo!, Inc. (b)	313,906	12,333,367
Total Internet Software & Services		222,601,292

IT Services | 3.3%
Accenture PLC, Class A	225,247	21,799,405
Alliance Data Systems Corp. (b)	22,318	6,515,517
Automatic Data Processing, Inc.	168,875	13,548,841
Cognizant Technology Solutions Corp., Class A (b)	219,587	13,414,570
Computer Sciences Corp.	49,302	3,236,183
Fidelity National Information Services, Inc.	101,955	6,300,819
Fiserv, Inc. (b)	85,167	7,054,383
International Business Machines Corp.	329,390	53,578,577
Mastercard, Inc., Class A	348,596	32,586,754
Paychex, Inc.	117,579	5,512,103
Teradata Corp. (b)(c)	50,758	1,878,046
Total System Services, Inc.	59,192	2,472,450
Visa, Inc., Class A	695,267	46,687,179
The Western Union Co.	185,703	3,775,342
Xerox Corp.	373,236	3,971,231
Total IT Services		222,331,400

Leisure Products | 0.1%
Hasbro, Inc.	40,295	3,013,663
Mattel, Inc.	121,692	3,126,268
Total Leisure Products		6,139,931

The accompanying notes are an integral part of these financial statements.	Appendix	73

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2015  |  (Unaudited) (Continued)

Common Stocks | 96.8% of net assets (Continued)

Life Sciences Tools & Services | 0.4%	Shares	Value
Agilent Technologies, Inc.	119,841	$4,623,466
PerkinElmer, Inc.	40,789	2,147,133
Thermo Fisher Scientific, Inc.	143,171	18,577,869
Waters Corp. (b)	29,743	3,818,406
Total Life Sciences Tools & Services		29,166,874

Machinery | 1.5%
Caterpillar, Inc.	217,115	18,415,694
Cummins, Inc.	60,310	7,912,069
Deere & Co.	120,085	11,654,249
Dover Corp.	57,919	4,064,755
Flowserve Corp.	48,445	2,551,114
Illinois Tool Works, Inc.	121,942	11,193,056
Ingersoll-Rand PLC	95,213	6,419,261
Joy Global, Inc.	34,113	1,234,891
PACCAR, Inc.	127,611	8,142,858
Pall Corp.	38,424	4,781,867
Parker Hannifin Corp.	49,774	5,790,209
Pentair PLC	64,849	4,458,369
Snap-on, Inc.	20,977	3,340,587
Stanley Black & Decker, Inc.	55,001	5,788,305
Xylem, Inc.	65,584	2,431,199
Total Machinery		98,178,483

Media | 3.6%
Cablevision Systems Corp., New York Group, Class A	79,517	1,903,637
CBS Corp., Class B	162,850	9,038,175
Comcast Corp., Class A	904,053	54,369,747
DIRECTV (b)	180,844	16,780,515
Discovery Communications, Inc., Class A (b)(c)	51,909	1,726,493
Discovery Communications, Inc., Class C (b)	94,536	2,938,179
The Interpublic Group of Cos., Inc.	148,523	2,862,038
News Corp., Class A (b)	180,100	2,627,659
Omnicom Group, Inc.	87,873	6,106,295
Scripps Networks Interactive, Inc., Class A	34,067	2,226,960
TEGNA, Inc.	81,594	2,616,720
Time Warner Cable, Inc.	101,675	18,115,435
Time Warner, Inc.	296,587	25,924,670
Twenty-First Century Fox, Inc., Class A	636,411	20,711,996
Viacom, Inc., Class B	128,574	8,311,023
The Walt Disney Co.	561,457	64,084,702
Total Media		240,344,244

Metals & Mining | 0.3%
Alcoa, Inc.	439,658	4,902,187
Allegheny Technologies, Inc.	40,097	1,210,930
Freeport-McMoRan Copper & Gold, Inc.	374,076	6,965,295
Newmont Mining Corp.	190,212	4,443,352
Nucor Corp.	114,785	5,058,575
Total Metals & Mining		22,580,339

Multi-Utilities | 1.1%	Shares	Value
Ameren Corp.	87,270	$3,288,334
CenterPoint Energy, Inc.	154,734	2,944,588
CMS Energy Corp.	99,268	3,160,693
Consolidated Edison, Inc.	105,340	6,097,079
Dominion Resources, Inc.	213,457	14,273,870
DTE Energy Co.	64,501	4,814,355
NiSource, Inc.	114,153	5,204,235
PG&E Corp.	172,692	8,479,177
Public Service Enterprise Group, Inc.	181,946	7,146,839
SCANA Corp.	51,404	2,603,613
Sempra Energy	83,708	8,282,069
TECO Energy, Inc.	86,116	1,520,809
WEC Energy Group, Inc.	113,546	5,106,170
Total Multi-Utilities		72,921,831

Multiline Retail | 0.8%
Dollar General Corp.	106,863	8,307,530
Dollar Tree, Inc. (b)	74,162	5,858,056
Family Dollar Stores, Inc.	34,578	2,725,092
Kohl’s Corp.	70,586	4,419,389
Macy’s, Inc.	120,998	8,163,735
Nordstrom, Inc.	50,713	3,778,119
Target Corp.	229,649	18,746,248
Total Multiline Retail		51,998,169

Oil, Gas & Consumable Fuels | 6.3%
Anadarko Petroleum Corp.	182,691	14,260,860
Apache Corp.	135,631	7,816,415
Cabot Oil & Gas Corp.	148,763	4,691,985
Chesapeake Energy Corp. (c)	186,426	2,082,378
Chevron Corp.	676,357	65,248,160
Cimarex Energy Co.	33,691	3,716,454
ConocoPhillips	443,458	27,232,756
CONSOL Energy, Inc.	83,199	1,808,746
Devon Energy Corp.	138,990	8,268,515
EOG Resources, Inc.	197,437	17,285,609
EQT Corp.	54,795	4,457,025
Exxon Mobil Corp.	1,503,831	125,118,739
Hess Corp.	87,859	5,876,010
Kinder Morgan, Inc.	623,862	23,950,062
Marathon Oil Corp.	242,763	6,442,930
Marathon Petroleum Corp.	195,401	10,221,426
Murphy Oil Corp.	60,170	2,501,267
Newfield Exploration Co. (b)	58,556	2,115,043
Noble Energy, Inc.	139,196	5,940,885
Occidental Petroleum Corp.	276,272	21,485,674
ONEOK, Inc.	75,086	2,964,395
Phillips 66	195,061	15,714,114
Pioneer Natural Resources Co.	53,699	7,447,514
Range Resources Corp.	59,891	2,957,418
Southwestern Energy Co. (b)(c)	139,190	3,163,789
Spectra Energy Corp.	241,459	7,871,563
Tesoro Corp.	45,294	3,823,267
Valero Energy Corp.	182,938	11,451,919
The Williams Cos., Inc.	242,460	13,914,779
Total Oil, Gas & Consumable Fuels		429,829,697

74	Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2015  |  (Unaudited) (Continued)

Common Stocks | 96.8% of net assets (Continued)

Paper & Forest Products | 0.1%	Shares	Value
International Paper Co.	152,094	$7,238,153
Total Paper & Forest Products		7,238,153

Personal Products | 0.1%
The Estee Lauder Cos., Inc., Class A	80,299	6,958,711
Total Personal Products		6,958,711

Pharmaceuticals | 6.3%
AbbVie, Inc.	618,480	41,555,671
Allergan PLC (b)	141,152	42,833,986
Bristol-Myers Squibb Co.	599,566	39,895,122
Eli Lilly & Co.	351,247	29,325,612
Endo International PLC (b)	72,931	5,808,954
Hospira, Inc. (b)	62,144	5,512,794
Johnson & Johnson	997,389	97,205,532
Mallinckrodt PLC (b)	42,073	4,952,834
Merck & Co., Inc.	1,016,156	57,849,761
Mylan NV (b)	148,052	10,046,809
Perrigo Co. PLC	52,607	9,723,352
Pfizer, Inc.	2,214,747	74,260,467
Zoetis, Inc.	179,824	8,671,113
Total Pharmaceuticals		427,642,007

Professional Services | 0.2%
The Dun & Bradstreet Corp.	13,110	1,599,420
Equifax, Inc.	42,804	4,155,840
Nielsen NV.	132,757	5,943,531
Robert Half International, Inc.	48,584	2,696,412
Total Professional Services		14,395,203

Real Estate Investment Trusts (REITs) | 2.2%
American Tower Corp.	152,174	14,196,312
Apartment Investment & Management Co., Class A	56,410	2,083,221
AvalonBay Communities, Inc.	47,545	7,601,019
Boston Properties, Inc.	55,177	6,678,624
Crown Castle International Corp.	121,384	9,747,135
Equity Residential	130,917	9,186,446
Essex Property Trust, Inc.	23,506	4,995,025
General Growth Properties, Inc.	226,312	5,807,166
HCP, Inc.	166,053	6,055,953
Health Care REIT, Inc.	126,257	8,286,247
Host Hotels & Resorts, Inc.	272,516	5,403,992
Kimco Realty Corp.	148,457	3,346,221
The Macerich Co.	50,662	3,779,385
Plum Creek Timber Co., Inc.	63,168	2,562,726
Prologis, Inc.	188,486	6,992,831
Public Storage	52,237	9,630,936
Realty Income Corp. (c)	83,638	3,712,691
Simon Property Group, Inc.	111,955	19,370,454
SL Green Realty Corp.	35,818	3,936,040
Ventas, Inc. (c)	111,891	6,947,312
Vornado Realty Trust	62,977	5,978,407
Weyerhaeuser Co.	186,219	5,865,898
Total Real Estate Investment Trusts (REITs)		152,164,041

Real Estate Management & Development | 0.1%	Shares	Value
CBRE Group, Inc., Class A (b)	100,602	$3,722,274
Total Real Estate Management & Development		3,722,274

Road & Rail | 0.9%
CSX Corp.	355,350	11,602,177
JB Hunt Transport Services, Inc.	33,102	2,717,343
Kansas City Southern	39,761	3,626,203
Norfolk Southern Corp.	109,646	9,578,675
Ryder System, Inc.	19,261	1,682,834
Union Pacific Corp.	314,927	30,034,588
Total Road & Rail		59,241,820

Semiconductors & Semiconductor Equipment | 2.3%
Altera Corp.	108,294	5,544,653
Analog Devices, Inc.	112,773	7,238,335
Applied Materials, Inc.	442,973	8,513,941
Avago Technologies Ltd. (c)	92,288	12,267,844
Broadcom Corp., Class A	195,604	10,071,650
First Solar, Inc. (b)	27,607	1,296,977
Intel Corp.	1,706,288	51,896,750
KLA-Tencor Corp.	58,026	3,261,641
Lam Research Corp.	56,946	4,632,557
Linear Technology Corp.	86,130	3,809,530
Microchip Technology, Inc.	72,771	3,451,165
Micron Technology, Inc. (b)	387,481	7,300,142
NVIDIA Corp.	183,829	3,696,801
Qorvo, Inc. (b)	53,748	4,314,352
Skyworks Solutions, Inc.	68,733	7,155,105
Texas Instruments, Inc.	374,191	19,274,578
Xilinx, Inc.	93,010	4,107,322
Total Semiconductors & Semiconductor Equipment		157,833,343

Software | 3.6%
Adobe Systems, Inc. (b)	170,937	13,847,606
Autodesk, Inc. (b)	81,881	4,100,191
CA, Inc.	113,861	3,334,989
Citrix Systems, Inc. (b)	57,652	4,044,864
Electronic Arts, Inc. (b)	111,836	7,437,094
Intuit, Inc.	99,151	9,991,446
Microsoft Corp.	2,909,600	128,458,840
Oracle Corp.	1,146,623	46,208,907
Red Hat, Inc. (b)	65,935	5,006,445
Salesforce.com, Inc. (b)	219,281	15,268,536
Symantec Corp.	244,840	5,692,530
Total Software		243,391,448

Specialty Retail | 2.3%
AutoNation, Inc. (b)	27,276	1,717,842
AutoZone, Inc. (b)(c)	11,410	7,609,329
Bed Bath & Beyond, Inc. (b)	61,616	4,250,272
Best Buy Co., Inc.	105,313	3,434,257

The accompanying notes are an integral part of these financial statements.	Appendix	75

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2015  |  (Unaudited) (Continued)

Common Stocks | 96.8% of net assets (Continued)

Specialty Retail | 2.3% (Continued)	Shares	Value
CarMax, Inc. (b)(c)	75,254	$4,982,567
GameStop Corp., Class A (c)	37,969	1,631,148
The Gap, Inc.	94,571	3,609,775
The Home Depot, Inc.	467,207	51,920,714
L Brands, Inc.	88,210	7,562,243
Lowe’s Cos., Inc.	335,462	22,465,890
O’Reilly Automotive, Inc. (b)	36,324	8,208,498
Ross Stores, Inc.	148,830	7,234,626
Staples, Inc.	230,426	3,527,822
Tiffany & Co.	40,416	3,710,189
TJX Cos., Inc.	244,716	16,192,858
Tractor Supply Co.	49,070	4,413,356
Urban Outfitters, Inc. (b)	35,003	1,225,105
Total Specialty Retail		153,696,491

Technology Hardware, Storage & Peripherals | 4.7%
Apple, Inc.	2,072,086	259,891,387
EMC Corp.	698,507	18,433,600
Hewlett-Packard Co.	649,719	19,498,067
NetApp, Inc.	112,143	3,539,233
SanDisk Corp.	74,425	4,333,024
Seagate Technology PLC	114,717	5,449,057
Western Digital Corp.	78,070	6,122,249
Total Technology Hardware, Storage & Peripherals		317,266,617

Textiles, Apparel & Luxury Goods | 0.9%
Coach, Inc.	99,373	3,439,300
Fossil Group, Inc. (b)(c)	15,506	1,075,496
Hanesbrands, Inc.	144,469	4,813,707
Michael Kors Holdings Ltd. (b)	71,592	3,013,307
NIKE, Inc., Class B	250,475	27,056,309
PVH Corp.	29,743	3,426,394
Ralph Lauren Corp.	21,736	2,876,977
Under Armour, Inc., Class A (b)	60,468	5,045,450
VF Corp.	122,282	8,527,947
Total Textiles, Apparel & Luxury Goods		59,274,887

Thrifts & Mortgage Finance | 0.1%
Hudson City Bancorp, Inc.	175,105	1,730,038
People’s United Financial, Inc.	112,010	1,815,682
Total Thrifts & Mortgage Finance		3,545,720

Tobacco | 1.3%
Altria Group, Inc.	707,318	34,594,923
Philip Morris International, Inc.	557,186	44,669,602
Reynolds American, Inc.	149,506	11,162,118
Total Tobacco		90,426,643

Trading Companies & Distributors | 0.2%	Shares	Value
Fastenal Co.	97,779	$4,124,318
United Rentals, Inc. (b)(c)	34,878	3,056,011
W.W. Grainger, Inc.	21,422	5,069,516
Total Trading Companies & Distributors		12,249,845
Total Long-Term Investments (Cost $3,928,129,254)		6,556,885,212
Short-Term Securities | 3.3% of net assets
BlackRock Cash Funds:
Institutional, SL Agency Shares, 0.18% (a)(d)	176,986,191	176,986,191
Prime, SL Agency Shares, 0.16% (a)(d)(e)	47,201,629	47,201,629
Total Short-Term Securities (Cost $224,187,820)		224,187,820

Total Investments Before Investments Sold Short (Cost $4,152,317,074) | 100.1%		6,781,073,032
Investments Sold Short (f) | 0.0% of net assets

Chemicals
The Chemours Co. (b)	(65,118)	(1,041,888)

Household Durables
TopBuild Corp. (b)	(12,502)	(362,558)
Total Investments Sold Short (Proceeds $1,404,110)		(1,404,446)

Total Investments, Net of Investment Sold Short (Cost $4,150,912,964) | 100.1%		6,779,668,586

Liabilities in Excess of Other Assets | (0.1%)		(8,490,162)

Net Assets | 100.0%		$6,771,178,424

76	Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2015  |  (Unaudited) (Continued)

(a)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares Held at December 31, 2014	Shares Purchased		Shares Sold	Shares Held at June 30, 2015	Value at June 30, 2015	Income		Realized Gain
BlackRock Inc	39,755	6,071		(154)	45,672	$15,801,599	$192,267		$9,903
BlackRock Cash Funds: Institutional, SL Agency Shares	76,063,771	100,922,420	[1]	—	176,986,191	$176,981,191	$186,462		—
BlackRock Cash Funds: Prime, SL Agency Shares	6,710,893	40,490,736	[1]	—	47,201,629	$47,201,629	$173,537	[2]	—
The PNC Financial Services Group, Inc	164,243	23,833		(1,795)	186,281	$17,817,778	$171,575		54,146

[1]	Represents net shares purchased.
[2]	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(b)	Non-income producing security.
(c)	Security, or a portion of security, is on loan.
(d)	Represents the curent yield as of report date.
(e)	All or a portion of security was purchased with the cash collateral from loaned securities.
(f)	In order to track the performance of its benchmark index, the Master Portfolio sold non-index securities that it subsequently received in corporate action occurring on the opening of market trading on the following business day.

•	As of June 30, 2015, financial futures contracts outstanding were as follows:

Contracts Long	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
1,818	S&P 500 E-Mini Index	Chicago Mercantile	September 2015	$186,744,960	$(3,507,526)

•	For Master Portfolio compliance purposes, the Master Portfolio’s sector and industry classifications refer to one or more of the sector and industry subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector and industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1—unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•	Level 2—other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$6,556,885,212	—	—	$6,556,885,212
Short-Term Securities:
Money Market Funds	224,187,820	—	—	224,187,820
Liabilities:
Investments Sold Short	(1,404,446)			(1,404,446)

Total	$6,779,668,586	—	—	$6,779,668,586

[1]	See above Schedule of Investments for values in each industry.

The accompanying notes are an integral part of these financial statements.	Appendix	77

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2015  |  (Unaudited) (Continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(3,507,526)	$—	$—	$(3,507,526)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$7,962,600	—	—	$7,962,600
Liabilities:
Collateral on securities loaned at value	—	(47,201,629)	—	(47,201,629)

Total	$7,962,600	$(47,201,629)	$—	$(39,239,029)

During the period ended June 30, 2015, there were no transfers between levels.

78	Appendix	The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

S&P 500 Index Master Portfolio  |  June 30, 2015  |  (Unaudited)

Assets
Investments at value—unaffiliated (including securities loaned of $46,306,043) (cost—$3,907,632,181)	$6,523,265,835
Investments at value—affiliated (cost—$244,684,893)	257,807,197
Cash pledged for financial futures contracts	7,962,600
Receivables:
Contributions from investors	25,691,440
Dividends	7,455,085
Investments sold	3,070,050
Securities lending income—affiliated	21,429
Variation margin receivable on financial futures contracts	335,924

Total assets	6,825,609,560

Liabilities

Collateral on securities loaned at value	47,201,629
Investments sold short at value (proceeds—$1,404,110)	1,404,446
Payables:
Investments purchased	5,574,125
Investment advisory fees	190,515
Professional fees	25,673
Officer’s and Trustees’ fees	23,593
Withdrawals to investors	11,155

Total liabilities	54,431,136

Net Assets	$6,771,178,424

Net Assets Consist Of

Investors’ capital	4,145,930,328
Net unrealized appreciation (depreciation)	2,625,248,096

Net Assets	$6,771,178,424

The accompanying notes are an integral part of these financial statements.	Appendix	79

Statement of Operations

S&P 500 Index Master Portfolio  |  Six Months Ended June 30, 2015  |  (Unaudited)

Investment Income
Dividends—unaffiliated	$62,201,697
Dividends—affiliated	363,842
Interest—affiliated	186,462
Securities lending—affiliated—net	173,537
Foreign taxes withheld	(12,996)

Total Income	62,912,542

Expenses

Investment advisory	1,492,644
Officer and Trustees	81,105
Professional	23,626

Total Expenses	1,597,375

Less fees waived by the Manager	(179,447)

Total Expenses after fees waived	1,417,928

Net Investment Income	61,494,614

Realized And Unrealized Gain (Loss)

Net realized gain from:
Investments—unaffiliated	56,744,520
Investments—affiliated	64,049
Financial futures contracts	9,822,347

Net Realized Gain	66,630,916
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	(59,167,319)
Investments—affiliated	77,472
Financial futures contracts	(4,117,513)
Short sales	336

Net Change In Unrealized Appreciation (Depreciation)	(63,207,024)

Net Realized And Unrealized Gain	3,423,892

Net Increase In Net Assets Resulting From Operations	$64,918,506

80	Appendix	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

S&P 500 Index Master Portfolio

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Increase (Decrease) In Net Assets

Operations

Net investment income	$61,494,614	$108,892,318
Net realized gain	66,630,916	76,733,344
Net change in unrealized appreciation (depreciation)	(63,207,024)	527,569,116

Net increase in net assets resulting from operations	64,918,506	713,194,778

Capital Transactions

Proceeds from contributions	2,008,992,597	539,481,303
Value of withdrawals	(1,051,310,965)	(775,228,002)

Net increase (decrease) in net assets derived from capital transactions	957,681,632	(235,746,699)

Net Assets

Total increase in net assets	1,022,600,138	477,448,079
Beginning of period	5,748,578,286	5,271,130,207

End of period	$6,771,178,424	$5,748,578,286

The accompanying notes are an integral part of these financial statements.	Appendix	81

Financial Highlights

S&P 500 Index Master Portfolio

	Six Months Ended June 30, 2015 (Unaudited)	For Year Ended December 31,
		2014	2013	2012	2011	2010
Total Return	1.23%[1]	13.63%	32.33%	15.98%	2.13%	15.06%

Ratio to Average Net Assets

Total expenses	0.05%[2]	0.05%	0.05%	0.06%	0.06%	0.05%

Total expenses after fees waived and paid indirectly	0.04%[2]	0.05%	0.05%	0.05%	0.05%	0.05%

Net investment income	1.91%[2]	1.98%	2.08%	2.22%	2.08%	2.01%
Supplemental Data
Net assets, end of period (000)	$6,771,178	$5,748,578	$5,271,130	$1,717,932	$2,108,316	$2,158,717

Portfolio turnover rate	1%	3%	2%	10%	5%	9%

[1]	Aggregate total return.

[2]	Annualized

82	Appendix	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

S&P 500 Index Master Portfolio  |  (Unaudited)

1. Organization

S&P 500 Index Master Portfolio (the “Master Portfolio”) (formerly known as S&P 500 Stock Master Portfolio), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisor, LLC (“the Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies

The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: The Master Portfolio’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments. Investments in open-end registered investment companies are valued at NAV each business day. Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Master Portfolio enters into certain investments (e.g., financial futures contracts and short sales that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

Notes to Financial Statements	Appendix	83

Notes to Financial Statements  |  S&P 500 Index Master Portfolio   |  (Unaudited) (Continued)

The Master Portfolio an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments

Preferred Stock: The Master Portfolio may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value—unaffiliated, and collateral on securities loaned at value, respectively. As of June 30, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of June 30, 2015, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$61,530	$(61,530)	—
Citigroup Global Markets, Inc.	1,601,215	(1,601,215)	—
Credit Suisse Securities (USA) LLC	16,485,265	(16,485,265)	—
Deutsche Bank Securities Inc.	1,182,861	(1,182,861)	—
Goldman Sachs & Co.	8,023,119	(8,023,119)	—
HSBC Bank PLC	15,606	(15,606)	—
Jefferies LLC	353,328	(353,328)	—
JP Morgan Securities LLC	13,245,643	(13,245,643)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3,281,812	(3,281,812)	—
Morgan Stanley	25,110	(25,110)	—
National Financial Services LLC	166,300	(166,300)	—
SG Americas Securities LLC	677,081	(677,081)	—
State Street Bank & Trust Co.	1,063,559	(1,063,559)	—
UBS Securities LLC	123,614	(123,614)	—

Total	$46,306,043	$(46,306,043)	—

[1]	Collateral with a value of $47,201,629 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities

84	Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Index Master Portfolio   |  (Unaudited) (Continued)

or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Short Sales: The Master Portfolio may enter into short sale transactions in which the Master Portfolio sells a security it does not hold in anticipation of a decline in the market price of that security. When the Master Portfolio makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, the Master Portfolio delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Master Portfolio maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedule of Investments. The Master Portfolio may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. The Master Portfolio is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Statement of Operations. The Master Portfolio may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as stock loan fees in the Statement of Operations. The Master Portfolio is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Master Portfolio sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no = assurance the Master Portfolio will be able to close out a short position at a particular time or at an acceptable price.

4. Derivative Financial Instruments

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage economically its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Master Portfolio invests in long and/or short positions in financial futures contracts and options on financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest and the underlying assets.

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2015
	Derivative Liabilities
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized depreciation[1]	$(3,507,526)

[1]	Includes cumulative appreciation (depreciation) on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2015
Net Realized Gain From
Equity contracts:
Financial futures contracts	$9,822,347

Net Change in Unrealized Appreciation (Depreciation) on
Equity contracts:
Financial futures contracts	$(4,117,513)

For the six months ended June 30, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts—long	$202,491,840

Notes to Financial Statements	Appendix	85

Notes to Financial Statements  |  S&P 500 Index Master Portfolio   |  (Unaudited) (Continued)

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Master Portfolio.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

5. Investment Advisory Agreement and Other Transactions with Affiliates

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, for 1940 Act purposes.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BFA, the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.04%. Prior to April 30, 2015, the annual rates as a percentage of average daily net assets was 0.05%.

MIP entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL may delegate certain of its administration duties to sub-administrators.

BAL, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses and certain other expenses which are borne by the Master Portfolio.

BAL is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BAL is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investment in other affiliated investment companies, if any. For six months ended June 30, 2015, the amount waived was $74,716.

The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. This contractual waiver is effective through April 30, 2016. The amount of the waiver, if any, is shown as fees reimbursed in the Statement of Operations.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04% (the “collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion

86	Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Index Master Portfolio   |  (Unaudited) (Continued)

of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, BTC may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to a securities lending agreement effective March 9, 2015, the Master Portfolio retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. For the period January 1, 2015 through March 8, 2015, BTC could lend securities with respect to the Master Portfolio only when the difference between the borrower rebate rate and the risk free rate exceeded a certain level, and the Master Portfolio retained 80% (85% commencing on the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in the calendar year 2014 exceeded a specified threshold and for the remainder of that calendar year) of securities lending income.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

The share of securities lending income earned by the Master Portfolio is shown as securities lending—affiliated—net in the Statement of Operations. For the six months ended June 30, 2015, the Master Portfolio paid BTC $59,400 in total for securities lending agent services and collateral investment fees.

The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the six months ended June 30, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $123,951,582 and $10,591,711, respectively.

6. Purchases and Sales

For the six months ended June 30, 2015, purchases and sales of investments, excluding short-term securities were $945,541,698 and $50,022,682, respectively.

7. Income Tax Information

The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax Cost	$3,806,423,172
Gross unrealized appreciation	$3,081,075,880
Gross unrealized depreciation	$(106,426,020)
Net unrealized appreciation	$2,974,649,860

8. Bank Borrowings

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets

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Notes to Financial Statements  |  S&P 500 Index Master Portfolio   |  (Unaudited) (Continued)

of Participating Funds. During the six months ended June 30, 2015, the Master Portfolio did not borrow under the credit agreement. During the six months ended June 30, 2015, the Master Portfolio did not borrow under the credit agreement. During the six months ended June 30, 2015, the Master Portfolio did not borrow under the credit agreement.

9. Principal Risks

In the normal course of business, the Master Portfolio invests in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

10. Subsequent Events

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

88	Appendix	Notes to Financial Statements

Disclosure of Investment Advisory Agreement

S&P 500 Index Master Portfolio

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met in person on April 21, 2015 (the “April Meeting”) and May 18-20, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Master Fund, on behalf of S&P 500 Index Master Portfolio (the “Master Portfolio”), a series of the Master Fund, and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Fund’s investment advisor. BlackRock S&P 500 Index Fund (the “Portfolio”), a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to the Master Portfolio. For simplicity: (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of the Portfolio and the interest holders of the Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, thirteen of whom were not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement, and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Portfolio and the Portfolio by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolio, the Portfolio and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance relative to its peers, benchmark, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolio’s and /or the Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Portfolio’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Master Fund’s and the Fund’s compliance with its respective compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Portfolio and/or the Portfolio; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; sub-advisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they

Appendix	89

Disclosure of Investment Advisory Agreement  |  S&P 500 Index Master Portfolio (Continued)

manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the Portfolio, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper1, as well as the gross investment performance of the Portfolio as compared with its benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Master Portfolio and/or the Portfolio to BlackRock; (g) sales and redemption data regarding the Portfolio’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund with respect to the Master Portfolio for a one-year term ending June 30, 2016. The Board of the Fund, including the Independent Board

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio, the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio; (d) the Portfolio’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master Portfolio and the Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares, securities lending and cash management, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared the Portfolio’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the Master Portfolio’s performance and the Master Portfolio’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and

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Disclosure of Investment Advisory Agreement  |  S&P 500 Index Master Portfolio (Continued)

management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Portfolio and the Portfolio. BlackRock and its affiliates provide the Master Portfolio and the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio and the Portfolio with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolio and the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Portfolio, as applicable. The Board noted that the Portfolio’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to other funds in its applicable Lipper category and the gross investment performance of the Portfolio as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the Portfolio, as applicable, throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Portfolio’s gross performance (before expenses and fees), as agreed upon by the Board, was out of tolerance, within tolerance and within tolerance of its benchmark, respectively. BlackRock believes that gross performance relative to the benchmark is an appropriate performance metric for the Portfolio.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee rate compared with the other funds in the Portfolio’s Lipper category. The contractual advisory fee rate is shown before taking into account any reimbursements or fee waivers. The Board also compared the Portfolio’s total expense ratio, as well as the Master Portfolio’s actual advisory fee rate, to those of other funds in the Portfolio’s Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual advisory fee rate gives effect to any advisory fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and the Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability

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Disclosure of Investment Advisory Agreement  |  S&P 500 Index Master Portfolio (Continued)

with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolio and the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio and the Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolio and the Portfolio in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Master Portfolio’s contractual advisory fee rate ranked in the first quartile, and that the actual advisory fee rate and the Portfolio’s total expense ratio each ranked in the first quartile, relative to the Portfolio’s Expense Peers. The Board noted that BlackRock proposed, and the Board agreed to, a contractual reduction of the Master Portfolio’s advisory fee. This advisory fee reduction was implemented on April 30, 2015. The Board also noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Master Portfolio/ Portfolio for the fees and expenses of the Independent Board Members, counsel to the Independent Board Members and the Master Portfolio’s/ Portfolio’s independent registered public accounting firm.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Portfolio increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolio and the Portfolio benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio and the Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolio. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio and the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund, with respect to the Master Portfolio, for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in

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Disclosure of Investment Advisory Agreement  |  S&P 500 Index Master Portfolio (Continued)

their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

Appendix	93

Officers and Trustees

S&P 500 Index Master Portfolio

Rodney D. Johnson, Chair of the Board and Trustee

David O. Beim, Trustee

Collette Chilton, Trustee

Frank J. Fabozzi, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Cynthia A. Montgomery, Trustee

Barbara G. Novick, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Mark Stalnecker, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Compliance Officer of the Trust/MIP and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Trust/MIP.

Effective May 18, 2015, Ian MacKinnon resigned as a Trustee of the Trust/MIP.

94	Appendix

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LANCASTER, PA

PERMIT NO. 1793

homesteadfunds.com  |  800.258.3030  |  4301 Wilson Blvd.  |  Arlington, VA  |  22203

This report is authorized for distribution to shareholders and others who have received a copy of the prospectus.

Distributor: RE Investment Corporation.

Item 2. Code of Ethics.

Not required in this filing.

Item 3. Audit Committee Financial Expert.

Not required in this filing.

Item 4. Principal Accountant Fees and Services.

Not required in this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Disclosure Controls and Procedures. The registrant’s principal executive officer and principal financial officer concluded that the registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)	Internal Control. There were no changes in registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not required with this filing.

(a)(2)	A separate certification for the principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HOMESTEAD FUNDS, INC.

By:	/s/ Stephen J. Kaszynski
Stephen J. Kaszynski
President, Chief Executive Officer and Director

Date:	September 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen J. Kaszynski
Stephen J. Kaszynski
President, Chief Executive Officer and Director

Date	September 3, 2015

By:	/s/ Amy M. DiMauro
Amy M. DiMauro
Treasurer

Date:	September 3, 2015